UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Item 1. Reports to Stockholders

Annual report

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust)

US equities

Macquarie Large Cap Value Portfolio

US fixed income

Macquarie Core Plus Bond Portfolio

Macquarie High Yield Bond Portfolio

International equities

Macquarie Emerging Markets Portfolio

Macquarie Emerging Markets Portfolio II

Macquarie Labor Select International Equity Portfolio

October 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 231-8002. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with Macquarie Institutional Portfolios or your financial intermediary.

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Macquarie Institutional Portfolios

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust) are designed exclusively for institutional investors and high net worth individuals. Delaware Management Company, a series of Macquarie Investment Management Business Trust (MIMBT), serves as investment advisor for the Portfolios. Mondrian Investment Partners Limited serves as investment sub-advisor for Macquarie Emerging Markets Portfolio* and Macquarie Labor Select International Equity Portfolio.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature. Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus carefully before investing. Performance includes reinvestment of all distributions.

The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. Mutual fund advisory services are provided by Delaware Management Company, a series of MIMBT, which is a registered investment advisor.

Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals. Macquarie Institutional Portfolios are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust (MIMBT), Macquarie Management Holdings, Inc., and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide. Institutional investment management is provided by Macquarie Investment Management Advisers (MIMA), a series of MIMBT. MIMBT is a US registered investment advisor, and may not be able to provide investment advisory services to certain clients in certain jurisdictions.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolios are governed by US laws and regulations.

*Closed to new investors.

© 2019 Macquarie Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

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Portfolio objectives and strategies

Macquarie Large Cap Value Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors.

Macquarie Core Plus Bond Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio allocates its investments principally among three sectors of the fixed income securities markets: US investment grade sector, US high yield sector, and international sector.

Macquarie High Yield Bond Portfolio seeks high total return. The Portfolio will primarily invest its assets at the time of purchase in: (1) corporate bonds rated BB or lower by Standard & Poor’s (S&P) or similarly rated by another nationally recognized statistical rating organization; (2) securities issued or guaranteed by the US government, its agencies, or instrumentalities; or (3) commercial paper of companies rated A-1 or A-2 by S&P, rated P-1 or P-2 by Moody’s Investors Service, Inc. (Moody’s), or unrated but considered to be of comparable quality.

Macquarie Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio generally invests in equity securities of companies that are organized in, have a majority of their assets in, or derive a majority of their operating income from emerging countries. Macquarie Emerging Markets Portfolio is presently closed to new investors.

Macquarie Emerging Markets Portfolio II seeks long-term capital appreciation. The Portfolio invests primarily in a broad range of equity securities of companies located in emerging market countries. The Portfolio may invest in companies of any size. The portfolio manager believes that although market price and intrinsic business value are positively correlated in the long run, short-term divergences can emerge. The Portfolio seeks to take advantage of these divergences through a fundamental, bottom-up approach. The Portfolio invests in securities of companies with sustainable franchises when they are trading at a discount to the portfolio manager’s intrinsic value estimate for that security.

Macquarie Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and that, in the opinion of Mondrian Investment Partners Limited (“Mondrian”), the Portfolio’s sub-advisor, are undervalued at the time of purchase based on the rigorous fundamental analysis that the sub-advisor employs. In addition to following these quantitative guidelines, Mondrian will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the applicable prospectus carefully before investing.

Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Portfolios’ share prices and yields will fluctuate in response to movements in stock prices.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

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The Portfolios may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolios may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

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Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie Large Cap Value Portfolio

October 31, 2019

For the fiscal year ended Oct. 31, 2019, Macquarie Large Cap Value Portfolio gained +6.70% at net asset value (NAV) with all distributions reinvested. This result trailed the Portfolio’s benchmark, the Russell 1000® Value Index, which returned +11.21% for the same period. Complete annualized performance for Macquarie Large Cap Value Portfolio is shown on the table on page 6.

US stocks pushed higher during the Portfolio’s fiscal year ended Oct. 31, 2019, despite a particularly challenging market backdrop in the final months of 2018. For the 12-month period, the broad market S&P 500® Index rose 14.3% as investors increasingly seemed to take their cues from monetary policy makers. Specifically, interest rate cuts and other forms of economic stimulus on the part of central banks generally elicited positive stock market responses; this, despite the underlying reality that these measures reflected the desire to combat slowing global economic growth and the effect of the US-China trade conflict.

After raising the federal funds rate by 0.25 percentage points in December 2018, the Federal Open Market Committee (FOMC) reduced the rate three separate times during 2019, again each time by 0.25 percentage points. In justifying its rate cuts, the Federal Reserve cited “the implications of global developments for the economic outlook as well as muted inflation pressures.” At the end of the fiscal year, the federal funds rate was within a target range of 1.50% to 1.75%.

Yields on US Treasury securities moved lower during the fiscal year. The yield on the benchmark 10-year note was 1.69% at the end of October 2019, down from 3.15% at the beginning of the period. The price of crude oil also declined over the 12 months. West Texas Intermediate (WTI) crude, the domestic benchmark, fell 17% to $54.18 a barrel. (Sources: FactSet, Reuters.)

Investments in the energy sector were the largest detractors from the Portfolio’s relative returns as investors’ concerns about slowing global growth and the potential for weaker crude oil demand put pressure on energy stocks. Halliburton Co., an energy services provider, along with Marathon Oil Corp. and Occidental Petroleum Corp., both exploration and production (E&P) companies, were down the most among all Portfolio holdings.

Conditions remained challenging for Halliburton in North America. The company has had to adjust to declining North American investment activity, a byproduct of a more disciplined approach to capital spending on the part of E&P companies, and its own transition to a more returns-focused business model.

In recent years, Marathon Oil has repositioned itself to focus most of its resources on the domestic shale basins. Among the Portfolio’s energy holdings, Marathon is the most heavily oil-weighted company. This leads to exaggerated moves in its stock price relative to fluctuations in oil prices. Based on the stock’s valuation at the end of the fiscal year, we believe that much of investors’ pessimism surrounding the energy sector is already priced into the stock.

Shares of Occidental Petroleum came under pressure following its decision to acquire Anadarko Petroleum Corp. as investors expressed frustration with the price paid (which was pushed higher as Occidental and Chevron bid for Anadarko) and the terms of the financing. We believe, however, that the deal has the potential to create an attractive long-term investment if Occidental can follow through on its targeted asset sales and its plans to reduce leverage to more manageable levels.

Stock selection in the industrials sector made the largest contribution to the Portfolio’s relative returns. Defense contractor Northrop Grumman Corp. led performance in the sector. Defense company stocks generally fared well during the 12-month period. There appeared to be a rotation into the industry owing, in part, in our view to rising geopolitical tensions, on the one hand, and potentially weaker fundamentals underlying some of the more cyclical parts of the sector, on the other. Northrop Grumman’s businesses appear closely aligned with US Department of Defense priorities. Northrop Grumman has a growing backlog of orders (based on the company’s third quarter earnings report) and has focused on improving its operations.

Stock selection in financials also contributed to performance during the fiscal year. The Portfolio’s position in multi-line insurance company American International Group Inc. (AIG), led the way. Investors reacted positively to its recent earnings reports as AIG started to show some progress on its business turnaround. Although, in our view, AIG’s turnaround will occur over years, not quarters, we consider the underlying fundamentals of its insurance businesses to be on the right trajectory.

The Portfolio’s holding in Equity Residential, a multi-family apartment real estate investment trust (REIT), was another notable contributor to performance during the fiscal year as it benefited from declining interest rates. (Because REITs are required to pay out at least 90% of their taxable income in the form of dividends, they are often sensitive to changes in interest rates.) Equity Residential’s focus on strong rental markets and its disciplined approach to property development also appealed to investors.

In January 2019, we added a target weight position in Broadcom Inc., a leading developer of semiconductors. At the time of purchase – following the company’s acquisition of software company CA Technologies – we viewed Broadcom as having an attractive valuation and solid cash flow characteristics. The company tends to have less exposure to economically cyclical areas versus its peers and about half of Broadcom’s business is tied to the theme of increasing data usage. In August 2019, we exited the Portfolio’s position in diagnostic testing provider Quest Diagnostics Inc., reducing our target weight in the healthcare sector to 21%. Shares

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of Quest Diagnostics had been a long-term holding in the Portfolio and at the time of our sale, traded just above our price target, had strong performance year to date and, in our view, no longer offered an attractive risk-reward profile. In August 2019, we added a target weight position in Conagra Brands Inc., a leading food company with a broad array of well-known brands, including Birds Eye, Chef Boyardee, Healthy Choice, Hunt’s, Marie Callender’s, Reddi-wip, and Slim Jim. We had become increasingly interested in adding exposure to the consumer staples sector, given the traditionally defensive behavior of consumer staples stocks, in general, and the emergence of attractive valuations in certain industries. Shares of Conagra experienced a steep decline soon after it acquired Pinnacle Foods, which has faced challenges with several key brands. We saw these issues as fixable, however, and liked Conagra for its discounted valuation, improving balance sheet fundamentals, and attractive dividend yield.

Stock market valuation levels appear full to us and the current economic expansion, which began in mid-2009, looks to be in its later stages. During the expansion, the broad market S&P 500 Index has delivered a remarkable annualized return of 14.6% (source: FactSet). As a result, we think prospective returns will likely be below average while potential risks seem higher than usual. We continue to opt for defensiveness and lower cyclicality across much of the portfolio except for energy, where, in our estimation, investors have already priced in an abundance of bad news. The end of the Portfolio’s fiscal year finds us emphasizing both higher quality and attractive relative value in our stock selections and researching opportunities in the financials, healthcare, industrials, and information technology sectors.

The views expressed are current as of the date of this report and are subject to change.

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Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Large Cap Value Portfolio

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Macquarie Large Cap Value Portfolio	+6.70%	+9.80%	+7.92%	+13.08%	+9.84%
Russell 1000 Value Index	+11.21%	+10.51%	+7.61%	+11.96%	+9.88%

Portfolio profile
Oct. 31, 2019
Total net assets		Number of holdings
$47.8 million		33
Inception date
Feb. 3, 1992

  Growth of $1,000,000

	Starting value (Oct. 31, 2009)	Ending value (Oct. 31, 2019)

Macquarie Large Cap Value Portfolio	$1,000,000	$3,419,440

Russell 1000 Value Index	$1,000,000	$3,095,908

The performance graph assumes $1 million invested on Oct. 31, 2009, and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.70%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2018 through Oct. 31, 2019,* in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.70% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 4, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

* The contractual waiver period is from Feb. 28, 2018 through Feb. 28, 2020.

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Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

October 31, 2019

For the fiscal year ended Oct. 31, 2019, Macquarie Core Plus Bond Portfolio gained 12.02% at net asset value (NAV) with all distributions reinvested. This result outpaced the benchmark, the Bloomberg Barclays US Aggregate Index, which advanced 11.51% for the same period. Complete annualized performance for Macquarie Core Plus Bond Portfolio is shown in the table on page 10.

The major theme of the Portfolio’s fiscal year was the great monetary policy pivot. The period began with the US Treasury yield above 3% and the US Federal Reserve’s contemplating four additional rate hikes heading into 2019. While the Fed did raise rates once in December 2018, by early 2019 it became apparent that further hikes were untenable. The US economy, though among the strongest globally, was no longer able to sustain a 10-year interest rate above 3% or a federal funds rate in the mid-2% range.

By the end of 2018 and as 2019 unfolded, economic indicators in the United States began to flash yellow while global financial conditions were flashing red. In the fourth quarter of 2018, a sharp drop in liquidity led to a dramatic widening of credit spreads (the difference between yields on corporate bonds and those on Treasury securities) and a significant decline in equities, reflecting the ongoing unhealthy dependence of asset prices on monetary policy. By mid-2019, there were other signs of an impending global slowdown as well, including corporate earnings’ deceleration, the continuing US-China trade dispute, and the ongoing Brexit drama. Possibly more significant was the growing number of populist uprisings, including those in Latin American nations, Hong Kong, and Lebanon. All of this contributed to a rise in global unease.

This prompted the Fed and central banks in Australia, Europe, and the United Kingdom to shift to a more accommodative monetary policy. In the US, the Fed first signaled a hold on further rate hikes and then terminated quantitative tightening (QT) and balance-sheet reductions, and delivered three interest rate cuts of 0.25 percentage points apiece, in August, September, and October, respectively.

We believe the fiscal year was a good example of the potential benefit of owning bonds as part of a diversified investment portfolio. During the 12-month period, bonds provided a stabilizing benefit and a return competitive with that of equities.

Entering fiscal year 2019, we believed that long-standing secular factors also would continue to drive asset markets and global economic growth and inflation. These included aging demographics, rising debt, and increased digitization, which for decades have held down growth and inflation. In recent years, two additional themes have emerged: increased dependency of asset prices on monetary policy, and deglobalization, seen in the form of rising populism. With that as a backdrop, we resisted reacting to short-term headlines, such as Brexit, the US-China trade dispute, or pockets of global unrest. Instead, we focused on the underlying issues.

Because we believed that the Fed would have to pivot on its monetary policy, we didn’t react defensively to the market volatility in the fourth quarter of 2018. Instead, we added duration as the 10-year Treasury yield rose above 3%. We also were comfortable holding additional credit risk at that time. However, as monetary policy pivoted in 2019 and credit spreads narrowed below long-term averages, we began to cut the Portfolio’s exposure to convertible bonds, high yield bonds, and emerging markets debt, and eliminated local-currency exposure. We also shifted to a more-defensive positioning in the various risk sectors. The objective was to build a capital cushion in the form of higher-quality securities, particularly Treasurys.

Overall, sector allocation was the largest contributor to the Portfolio’s relative performance. The key contributors to returns were the spread sectors, where the Portfolio had been overweight at the start of the 12-month period, including high yield bonds, emerging markets debt, and investment grade corporates. The latter included BBB-rated securities, which we thought had been fundamentally misunderstood and mispriced. Additionally, the Portfolio benefited from a significant underweight to agency mortgage-backed securities (MBS), which was the only major sector to trail the performance of Treasurys because of concerns about rising prepayment risk.

Individual securities contributing to Portfolio performance included Brazilian quasi-corporate and corporate securities, from issuers that included energy firm Petrobras Global Finance BV, which benefited from improved risk sentiment in emerging markets generally and a de-escalation of political risk in Brazil. Within corporate bonds, subordinated bonds issued by financial institutions – including Lloyds Banking Group PLC, Credit Suisse Group AG, and Royal Bank of Scotland Group PLC – benefited from a strong technical tailwind created by the lack of new issuance of credit in that sector and strong fundamentals. As spreads compressed to fair value, we began monetizing returns, as was the case with the position in Lloyds.

Within investment grade corporate bonds, security selection within the technology, media, and telecommunications (TMT) sector was positive, including an overweight to long-maturity bonds issued by Verizon Communications Inc., which had improving credit quality throughout the fiscal year, accompanied by significant spread compression.

In addition, the Portfolio benefited during the fiscal year from the repayment on a General Motors Corp. term loan previously held by the Portfolio in 2009, which was a welcome development as the loan had earlier negatively affected performance.

The Portfolio’s allocation to interest-only MBS, established as a hedge against rising interest rates prior to this period, became a

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significant detractor from performance once interest rates began to decline, even though we reduced the Portfolio’s exposure to nearly zero.

Within high yield bonds, despite the Portfolio’s underweight to the energy sector, exposure to energy firm Alta Mesa Holdings LP hurt performance. The issue was the Portfolio’s largest corporate high yield detractor, as the company reported year-over-year results that were much weaker than expected. Because we believed Alta Mesa’s business model had deteriorated, we decided to exit the position.

Within emerging markets, the Portfolio’s performance was hurt by exposure to Argentine securities, which posed increased risk following the negative effect of the country’s surprising election results. However, the Portfolio’s overweight to the country was relatively small, and the bulk of the exposure was in corporate securities, which significantly outperformed the country’s sovereign bonds. Because we believe the risks of possible restructuring are already priced into these bonds, we retained the Portfolio’s exposure to Argentine sovereign and corporate bonds.

As the fiscal year ended, 10-year Treasury yields were at near all-time lows, negative interest rates appeared to be here to stay, global monetary policy remained firmly committed to supporting economic growth, and yield spreads and risk premiums broadly reflected this improved landscape. We believe the challenge for 2020 lies in balancing the risks – including the yield curve inversion of 2019, which signaled the risk of a recession – and evolving themes related to the dislocations caused by the record decade-long US economic expansion.

These themes are manifested globally by the increase in populism and deglobalization. The US-China trade dispute, even if resolved, would not entirely erase the global uncertainties related to protectionism, which have made decision-making more challenging for business leaders. The increase in popular uprisings globally has created a further challenge as have uncertainties pertaining to the 2020 US election. As a counterbalance, however, low to negative interest rates and a glut of savings globally as the population ages should generate continued support for US dollar-denominated fixed income securities, especially higher-quality segments that offer not only some of the highest interest rates globally but a unique haven in times of uncertainty.

Against this backdrop, we believe investors should not fear but rather welcome duration in a diversified portfolio. The Portfolio is therefore positioned with a neutral duration expecting the low interest environment to persist. Recognizing the compressed risk premiums across nongovernment sectors in light of ample sources of uncertainty, the Portfolio also has a more conservative positioning within sectors such as corporates, emerging markets, and securitized debt. The objective is to build a capital cushion in times of ample liquidity to deploy if volatility were to escalate. The Fed appears to be on hold for now, based on the assumption that there is no immediate recessionary risk. However, we believe a single quarter of flat or negative economic growth could prompt a swift reaction from the Fed. Overall, though, we believe the US consumer is in good shape financially and the financial system is much healthier than it was leading up to the global financial crisis of 2008-09, making it fairly likely, in our view, that any potential recession would be relatively mild and short-lived.

The Portfolio used derivatives during the fiscal year, including foreign currency exchange contracts, futures contracts, swap contracts, and options. The use of derivatives was limited, mostly related to US interest rate futures intended to provide a relatively efficient way to express a view or to hedge portfolio risk. These derivatives did not have a material effect on Portfolio performance.

The views expressed are current as of the date of this report and are subject to change.

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Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Macquarie Core Plus Bond Portfolio	+12.02%*	+3.94%	+3.34%	+4.55%	+5.51%
Bloomberg Barclays US Aggregate Index	+11.51%	+3.29%	+3.24%	+3.73%	+4.45%

*Total return for the report period presented in the table differs from the return in “Financial Highlights.” The total return presented in the above table is calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total return presented in “Financial Highlights” is calculated in the same manner but also takes into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Portfolio profile
Oct. 31, 2019
Total net assets	Number of holdings
$164 million	611
Inception date
June 28, 2002

Growth of $1,000,000

	Starting value (Oct. 31, 2009)	Ending value (Oct. 31, 2019)

Macquarie Core Plus Bond Portfolio	$1,000,000	$1,560,663

Bloomberg Barclays US Aggregate Index	$1,000,000	$1,442,008

The performance graph assumes $1 million invested on Oct. 31, 2009 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

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Total return assumes reinvestment of dividends and capital gains but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.58%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2018 through Oct. 31, 2019,** in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 0.45% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Interest payments on inflation-indexed debt securities will vary as the principal and/or interest is adjusted for inflation.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Because the Portfolio may invest in bank loans and other direct indebtedness, it is subject to the risk that the Portfolio will not receive payment of principal, interest, and other amounts due in connection with these investments, which primarily depend on the financial condition of the borrower and the lending institution.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

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Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

Investments in mortgage-backed securities (MBS) may involve risks. MBS represent an ownership interest in a pool of mortgage loans. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates.

**The aggregate contractual waiver period covering this report is from Feb. 28, 2018 through Feb. 28, 2020.

12

Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

October 31, 2019

For the fiscal year ended Oct. 31, 2019, Macquarie High Yield Bond Portfolio gained 8.60% at net asset value (NAV) with all distributions reinvested. For the same period, the Portfolio’s benchmark, the ICE BofAML US High Yield Constrained Index, gained 8.32%. Complete annualized performance for Macquarie High Yield Bond Portfolio is shown in the table on page 15.

High yield bonds experienced heightened volatility over the Portfolio’s fiscal year, as prices and yields responded to shifts in the outlook for interest rates, oil prices, and trade negotiations. The first major reversal occurred during the final months of 2018. Investors called into question the outlook for global growth amid plunging energy prices and a still-hawkish US Federal Reserve. Reacting in part to the message conveyed by a global flight to quality, the Fed signaled a pause in its monetary tightening cycle, citing low inflation and uncertainty arising from the US-China trade dispute as reasons to adopt a more “data dependent” stance. Along with a recovery in energy prices and an occasional (if fleeting) easing of trade tensions, risk assets rallied through the early spring of 2019. High yield bond prices rebounded through the end of the Portfolio’s fiscal year, although the recovery was tenuous and led by higher-quality credits.

Despite the increased volatility, the fundamental underpinnings of the high yield market remained positive during the 12-month period. Corporate earnings generally met or surpassed expectations and technical factors also were generally positive as fund inflows far exceeded new-issue supply. Notably, the new supply was mostly in the form of refinancing – a healthy departure from the traditional late-cycle pattern of leveraged buyouts, in our view. Reflecting the unsettled economic and political environment, high yield credit spreads moved in a range of nearly 200 basis points over the fiscal year. (One basis point is one hundredth of a percentage point.) On Oct. 31, 2019, the spread stood at 415 basis points over US Treasurys, down from 535 basis points at the start of the 12-month period.

Among industry groups, energy was a notable outlier and the only sector to post a negative return during the Portfolio’s fiscal year. The oil field services and exploration and production (E&P) subsectors sustained particularly large declines. The automotive sector also lagged the Portfolio’s benchmark, the ICE BofAML US High Yield Constrained Index, affected by slowing global growth, particularly in China, the world’s largest car market. Meanwhile, market leadership was concentrated in the relative safety of defensive and rate-sensitive sectors. These included banking, homebuilding, media, and utilities.

(Source: Bloomberg.)

During the fiscal year, the Portfolio’s largest sector contributors were telecommunications–wireline and insurance brokers. In both cases, strong credit selection and a sector overweight added value. The Portfolio’s holdings in consumer lease financing lagged the benchmark return because of an underweight to the sector. The

Portfolio’s initial overweight to the energy sector, combined with poor credit selection, also detracted from performance during the 12-month period.

At the start of the fiscal year, the Portfolio was positioned in a neutral-risk configuration, except for its overweight to energy, as noted previously. Energy is the largest sector within high yield, and the Portfolio’s underperformance occurred largely during the final months of 2018. However, we considered the selloff in energy companies overdone, and our view was rewarded when oil prices bounced back over the first three months of 2019. In part, our decision to retain significant exposure to the energy sector, after sustaining early losses, was based on the view that deteriorating economic conditions and heightened geopolitical risks would compel the Fed to reconsider its plans to continue raising interest rates.

As the rebound in energy prices gathered steam later in the spring of 2019, we used the rally as an opportunity to reduce the Portfolio’s weighting to the sector. We also applied this strategy to the Portfolio’s metals-and-mining and chemical holdings. Proceeds from the sale of those commodity-linked groups were deployed first in cash and then to buy higher-quality, BB-rated companies. These moves were consistent with our ongoing strategy of constructing a consolidated portfolio of higher-conviction positions. Our emphasis on fewer but higher-quality holdings also reflected the reality that companies reporting lowered forward guidance and earnings misses in the later stages of an economic cycle often experience the sharpest selloffs.

The Portfolio’s strongest returns came from Altice Luxembourg S.A. and two BB-rated bond holdings: UK-based telecommunications company issuer Virgin Media Secured Finance PLC and the early-stage medical research company Charles River Laboratories International Inc. Altice Luxembourg’s performance was driven by a combination of improved earnings and asset sales, which led to the refinancing of the bonds held in the Portfolio. In the cases of Virgin Media and Charles River Laboratories, the companies fit the profile of the higher-quality credits we prefer as the global economic outlook grows murkier, in our view.

Earnings shortfalls, lowered guidance, and precipitous declines in equity valuations were major factors for the Portfolio’s leading detractors, most of which were companies in the energy sector that had significant exposure to natural gas prices. (During the fiscal year, natural gas prices fell further than either of the two major crude oil benchmarks.)

In addition to the weak pricing environment for natural gas, Alta Mesa Holdings LP reported accounting irregularities, a management shakeup, and credit deterioration. We used the rally in energy prices in early 2019 to trim the Portfolio’s holdings in the issue and exited the position entirely by the end of the fiscal period. Chesapeake Energy Corp. also detracted from the Portfolio’s

(continues)                                              13

Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

performance as the decline in natural gas prices, lower equity valuations, and a levered balance sheet weighed on bond prices across the capital structure. However, we remain confident about the company’s longer-term prospects and continue to hold the bonds. The Portfolio’s stake in Whiting Petroleum Corp., since liquidated, also lagged the benchmark, largely owing to consecutive quarters of missed earnings, weakness in West Texas Intermediate (WTI) oil prices, and lower equity valuations.

At the end of the fiscal year, the Portfolio was overweight the higher-quality, BB-rated bonds that we consider appropriate for the higher volatility, lower rate environment that we think is likely to emerge in the coming months. We also maintained an underweight to B-rated bonds and an even weight to CCC-rated issuers.

Although high yield valuations are stretched by historical standards, we find it instructive to view credit spreads in the context of a global fixed income market in which $15 trillion of sovereign debt trades with a negative yield. The lack of current income in most of Europe and parts of Asia has motivated inflows to US high yield. Still, we are cognizant of the potential cyclical and geopolitical risks to high yield bonds and have positioned the Portfolio in a slightly defensive configuration. In that regard, we believe our bottom-up (bond by bond) approach to constructing the Portfolio is especially suitable in these uncertain times.

The views expressed are current as of the date of this report and are subject to change.

14

Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance
Average annual total returns
Periods ended Oct. 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Macquarie High Yield Bond Portfolio	+8.60%	+5.47%	+3.86%	+7.40%	+7.36%
ICE BofAML US High Yield Constrained Index	+8.32%	+6.04%	+5.18%	+7.67%	+6.87%

Portfolio profile
Oct. 31, 2019
Total net assets	Number of holdings
$99.4 million	200
Inception date
Dec. 2, 1996
Growth of $1,000,000

	Starting value (Oct. 31, 2009)	Ending value (Oct. 31, 2019)
ICE BofAML US High Yield Constrained Index	$1,000,000	$2,093,994
Macquarie High Yield Bond Portfolio	$1,000,000	$2,041,893

The performance graph assumes $1 million invested on Oct. 31, 2009 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(continues)                                              15

Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.62%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2018 through Oct. 31, 2019,* in order to prevent total annual Portfolio operating expenses (with certain exceptions) from exceeding, in an aggregate amount, 0.59% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The ICE BofAML US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high yield securities in its portfolio.

The Portfolio may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

*The contractual waiver period is from Feb. 28, 2018 through Feb. 28, 2020.

16

Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

October 31, 2019

For the fiscal year ended Oct. 31, 2019, Macquarie Emerging Markets Portfolio gained 9.62% at net asset value (NAV) with all distributions reinvested. This result lagged the Portfolio’s benchmark, the MSCI Emerging Markets Index, which advanced 12.29% (gross) and 11.86% (net) for the same period. Complete annualized performance for Macquarie Emerging Markets Portfolio is shown in the table on page 19.

During the fiscal year, we saw a decisive turnaround from the declines recorded across virtually all developing markets during the prior fiscal period. Growth stocks rebounded sharply; the MSCI Emerging Markets Growth Index, up 17%, significantly outperformed the MSCI Emerging Markets Value Index, which gained 6%.

Throughout the fiscal year, the US-China trade dispute heavily dominated the market environment. Emerging markets were captive to a “how-close-are-we-to-a-deal” climate, and statements made by US President Donald Trump on the status of various trade negotiations seemed to trigger volatility. To some extent, emerging markets’ positive performance during the 12-month period demonstrated an increasing level of optimism; that the trade dispute might not wreak as much havoc as investors had feared in terms of companies’ earnings prospects and global economic growth, more generally, and that these trade negotiations could eventually see resolution. In addition, although to a lesser degree, the Federal Reserve’s lowering interest rates in the United States has been a net positive for emerging markets.

Russia was the strongest market for the period, up 34%. Taiwan also outperformed, up 22%. India gained more than 17%, Brazil rose 13%, and China gained nearly 13%. Underperforming markets included: South Korea, up 5%; Chile, down 16%; and Argentina, down 37%. From a country perspective, the Portfolio added value by avoiding any exposure to Chile and Argentina, along with new market entrant Saudi Arabia, which also underperformed during the fiscal year. The Portfolio’s overweight in Malaysia, which was down 3%, was a drag on relative performance.

Looking at sectors, interest rate-sensitive utilities, real estate, consumer discretionary, and information technology outperformed during the 12-month period. Materials and industrials reacted negatively to a weaker economic outlook. The Portfolio’s overweight allocation to the materials sector hurt relative performance. The healthcare sector also underperformed, pressured by the regulatory outlook across several markets along with drug-pricing concerns.

Positive stock selection within the healthcare sector, however, led by Chinese healthcare holdings, more than offset the Portfolio’s overweighting to that sector. The Portfolio’s narrow overweight positioning in the consumer discretionary and information technology sectors helped relative performance.

Our stock selection was positive in China, Russia, and Taiwan, but negative in India and Brazil. One large Indian holding, Indiabulls Housing Finance Ltd., fell 73% during the 12-month period, which cost the Portfolio 270 basis points (one basis point is a hundredth of a percentage point). This one position, in fact, was responsible for the majority of the Portfolio’s underperformance relative to the benchmark index. The stock was hurt significantly after allegations arose concerning misappropriation of public funds. Although denied by the company and withdrawn, these allegations resurfaced. The share price fell strongly after the Delhi High Court set a date to hear the claims later this year. Indian mining holding Vedanta Ltd. also posted a disappointing return; punished by a slowing materials sector, the stock declined 20% for the 12-month period.

The Portfolio’s Brazilian holding, Embraer SA, the regional jet manufacturer, declined 22% during the fiscal year. Boeing announced its deal to buy 80% of Embraer approximately two years ago. The continued delay in completing this strategic partnership weighed on the share price. The deal is now projected to close in the first half of 2020.

Other positions that weighed on performance included Sasol Ltd. in South Africa, down 44% during the fiscal year. Sasol announced continued delays and cost overruns in its ethane cracker plant currently under construction in the US. Finally, the Portfolio has a relatively large position in LG Chem Ltd., which fell 12% during the fiscal year. This South Korean petrochemical company is also one of the largest producers of batteries for electric vehicles. In our view, the balance of LG Chem’s attractiveness comes from its battery division’s growth prospects, although a cyclical downturn in petrochemical prices did punish its stock’s price. At the close of the fiscal period, we continued to hold all five names mentioned above. Finally, another materials name, Suzano S.A., the pulp and paper company, also detracted from performance, down 19% during the 12-month period.

The Portfolio benefited from our stock selection in Russia. We’ve seen continued improvement in shareholder return in Russia, particularly from Gazprom PJSC, where we hold a significant overweight. Gazprom was up 83% during the 12-month period. This natural gas supplier increased its dividend substantially – by about 60% – and it announced further improvements in dividend payments over the coming years.

Highlights of our strong stock selection in Taiwan were the Portfolio’s holdings in chip-related businesses Taiwan Semiconductor Manufacturing Co. and ASE Technology Holding Ltd. Taiwan Semiconductor was up 34% and ASE Technology rose 33%, both on expectations of improved demand from 5G-related activity in the semiconductor space.

In China, three stocks were standout performers for the Portfolio during the fiscal year: pork producer WH Group Ltd., up 56%; insurance provider Ping An Insurance Group Co. of China Ltd.,

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Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

up 26%; and healthcare name CSPC Pharmaceutical Group Ltd., up 24%. WH Group, a large holding for the Portfolio, rebounded during the 12-month period from prior share weakness brought about by US-China trade war concerns. Ping An is now one of the Portfolio’s largest holdings. We initiated a position in Ping An during the fiscal period. Ping An has made significant investments in advanced technologies, which continued to deliver attractive levels of growth across the business. Finally, we re-initiated a position in CSPC in April 2019 after a material market sell-down that had been prompted by regulatory concerns we believed to be overblown. We think its current portfolio of drugs, along with its pipeline, can potentially support sustained earnings and dividend growth.

In the current environment, any investment in emerging markets will be highly dependent on the outcomes of US-China trade negotiations. That said, at the close of the fiscal period, we remained quite positive on the Portfolio’s positioning. Our discipline continues to focus on investing in securities that we believe are fundamentally undervalued while still offering the opportunity for what we view as compelling long-term earnings and dividend prospects.

The Portfolio utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

The views expressed are current as of the date of this report and are subject to change.

18

Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns

Periods ended Oct. 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Macquarie Emerging Markets Portfolio	+9.62%	+4.76%	+0.34%	+3.09%	+6.89%
MSCI Emerging Markets Index (net)	+11.86%	+7.36%	+2.93%	+3.78%	+5.64%
MSCI Emerging Markets Index (gross)	+12.29%	+7.76%	+3.32%	+4.14%	+5.94%

Portfolio profile
Oct. 31, 2019
Total net assets	Number of holdings
$79.8 million	53
Inception date
April 16, 1997

  Growth of $1,000,000

	Starting value (Oct. 31, 2009)	Ending value (Oct. 31, 2019)

MSCI Emerging Markets Index (gross)	$1,000,000	$1,500,730

MSCI Emerging Markets Index (net)	$1,000,000	$1,449,688

Macquarie Emerging Markets Portfolio	$1,000,000	$1,355,145

The performance graph assumes $1 million invested on Oct. 31, 2009 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(continues)                                              19

Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.26%. The purchase reimbursement fees (0.40%) and redemption reimbursement fees (0.45%) are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. Reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the “Growth of $1,000,000” graph.

The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Growth Index, mentioned on page 17, represents large- and mid-cap stocks across 26 emerging market countries. The growth investment style characteristics for index construction are defined using five variables: long-term forward earnings per share (EPS) growth rate, short-term forward EPS growth rate, current internal growth rate, long-term historical EPS growth trend, and long-term historical sales per share growth trend.

The MSCI Emerging Markets Value Index, mentioned on page 17, represents large- and mid-cap stocks exhibiting overall value style across 26 emerging markets countries. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

The Portfolio may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Portfolio is presently closed to new investors.

20

Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

October 31, 2019

For the fiscal year ended Oct. 31, 2019, Macquarie Emerging Markets Portfolio II gained 16.74% at net asset value (NAV) with all distributions reinvested. This result outpaced the Portfolio’s benchmark, the MSCI Emerging Markets Index, which advanced 12.29% (gross) and 11.86% (net) for the same period. Complete annualized performance for Macquarie Emerging Markets Portfolio II is shown in the table on page 23.

While the MSCI Emerging Markets Index rose during the 12-month period ended Oct. 31, 2019, emerging markets lagged developed market indices amid ongoing trade tension and concern about slowing economic growth. Country-level performance showed large dispersions. While concerns about trade pressured China, the absence thereof in Russia supported strong equity performance. Argentina was by far the weakest performer during the fiscal year after surprising primary election results precipitated a severe selloff in both equities and the peso. Sector performance was mostly positive except for materials and healthcare.

India contributed to the Portfolio’s relative performance during the 12-month period. Shares of Reliance Industries Ltd. rose during the fiscal year when the company disclosed its intent to become debt-free over the next few years. Reliance Industries also announced a nonbinding agreement to sell a stake in its refining and chemicals businesses. We continue to hold a favorable view as the company focuses on strengthening its burgeoning media and retail businesses.

In Taiwan, stock selection contributed to the Portfolio’s relative performance as MediaTek Inc. and Taiwan Semiconductor Manufacturing Co. Ltd. benefited from strength in 5G networking related orders and easing restrictions on Huawei Technologies Co. As mobile technology penetrates more deeply into everyday products, we believe there may be attractive structural growth opportunities for both companies.

Brazil also contributed to performance during the fiscal period due to stock selection and our overweight allocation. Shares of B2W Companhia Digital rose in sympathy with the improving outlook for Brazil’s economy and positive developments in pension reform. We continue to believe B2W is well positioned for structural growth in Brazil’s ecommerce industry, which is still in its early stages of development. In addition, shares of BRF S.A. rose as poultry prices benefited from the effects of African swine fever.

Conversely, China detracted from relative performance as several of the Portfolio’s Internet holdings underperformed. Increased competition in online advertising and concerns about slower economic growth weighed on SINA Corp., Baidu Inc., and Sohu.com Ltd. Despite these concerns, we believe that these companies remain well positioned for long-term consumption-growth trends and that valuations are inexpensive.

In Mexico, stock selection detracted from the Portfolio’s relative performance during the 12-month period. Shares of Grupo Televisa SAB declined due to weakness in advertising. While the stock experienced weakness during the fiscal period, we continue to believe that valuations are compelling, underpinned by the cable business.

At a stock level, SK Telecom Ltd. also detracted from performance. Shares weakened due to concerns that investment spending on 5G wireless networking would weigh on profitability. We continue to believe that what we view as the stock’s inexpensive valuation reflects this concern and that improvement in the company’s non-telecommunications businesses can support profit growth.

Among sectors, energy contributed the most to performance due to the Portfolio’s positions in Reliance Industries in India and Gazprom PJSC and Lukoil PJSC in Russia. The consumer staples sector also outperformed during the fiscal year due to the Portfolio’s positions in Wuliangye Yibin Co. Ltd. and Kweichow Moutai Co. Ltd. in China. In contrast, communication services detracted the most from relative performance led by several of the Portfolio’s Chinese Internet companies and SK Telecom. Real estate also detracted from relative performance due to the Portfolio’s underweight allocation and stock selection.

Our positive long-term view on emerging market equities remains intact. Despite ongoing political and macroeconomic concerns, we believe that growth prospects for emerging economies remain favorable. We continue to believe that the Chinese economy will muddle through, supported by structural growth in consumption, improvement in living standards, and targeted policies from the government. In the near term, macro risks appear to dominate investor sentiment. However, we believe that these risks may be more manageable than the market appears to reflect.

Considering the varied macroeconomic backdrop that we see across emerging markets, we believe there are selective opportunities for long-term stock appreciation driven by structural demographic shifts, technology adoption, implementation of government policy, improvement in corporate governance, and industry consolidation. We have found that in markets where price action is heavily macro driven, investors can often misprice individual companies significantly.

Our investment approach remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we expect to benefit from long-term changes in how people in emerging markets live and work. Among countries, we currently hold overweight positions in South Korea, Brazil, Russia, and Mexico. Conversely, we are currently underweight South Africa, Thailand, China, and Saudi Arabia. Sectors we currently favor include

21

Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

energy (largely due to the Portfolio’s position in Reliance Industries), communication services, technology, and consumer staples. We have an underweight to financials.

The Portfolio utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

The views expressed are current as of the date of this report and are subject to change.

22

Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns

Periods ended Oct. 31, 2019	1 year	3 year	5 year	Lifetime
Macquarie Emerging Markets Portfolio II	+16.74%	+9.94%	+3.37%	+4.36%
MSCI Emerging Markets Index (net)	+11.86%	+7.36%	+2.93%	+3.87%
MSCI Emerging Markets Index (gross)	+12.29%	+7.76%	+3.32%	+4.24%

Portfolio profile

Oct. 31, 2019

Total net assets	Number of holdings
$42.2 million	82

Inception date
June 23, 2010

  Growth of $1,000,000

	Starting value (June 23, 2010)	Ending value (Oct. 31, 2019)

Macquarie Emerging Markets Portfolio II	$1,000,000	$1,490,577

MSCI Emerging Markets Index (gross)	$1,000,000	$1,409,391

MSCI Emerging Markets Index (net)	$1,000,000	$1,363,396

The performance graph assumes $1 million invested on June 23, 2010 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

23

Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

The most recent prospectus disclosed the Portfolio’s total operating expenses as 1.42%. Management has contractually agreed to reimburse certain expenses and/or waive its management fees from Nov. 1, 2018 through Oct. 31, 2019,* in order to prevent total annual Portfolio operating expenses (with certain exclusions) from exceeding, in an aggregate amount, 1.20% of the Portfolio’s average daily net assets, as described in the most recent prospectus.

Expense limitations were in effect during the period shown. Performance would have been lower had the expense limitations not been in effect.

The MSCI Emerging Markets Index represents large- and mid-cap stocks across emerging market countries worldwide. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

*The contractual waiver period is from Feb. 28, 2018 through Feb. 28, 2020.

24

Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

October 31, 2019

For the fiscal year ended Oct. 31, 2019, Macquarie Labor Select International Equity Portfolio gained 8.23% at net asset value (NAV) with all distributions reinvested. This result lagged its benchmark, the MSCI EAFE (Europe, Australasia, Far East) Index, which advanced 11.63% (gross) and 11.04% (net) for the same period. Complete annualized performance for Macquarie Labor Select International Equity Portfolio is shown in the table on page 27.

Equity markets displayed resilience over a 12-month period of weakening economic growth and political uncertainty, notably around trade concerns. The United States worked to extract better terms from its key trading partners: The renegotiation of the North American Free Trade Agreement (NAFTA) agreement with Mexico and Canada was completed and now awaits ratification. While the rollercoaster of tariff disputes between China and the US attracted most of the attention, ongoing negotiations with the European Union (EU) continued.

Two EU-specific issues also confused the trade picture during the fiscal year. First is the United Kingdom’s ongoing vote to leave the EU (Brexit). Second is the introduction of new emissions standards for automobiles in Europe which have caused confusion for both manufacturers and consumers. Although several EU countries are firmly anti-diesel, a transition to all hybrid and electric vehicles is not yet workable. Manufacturers don’t know what models to build; consumers don’t know what to buy. As a result, the automobile sector slumped, which, combined with the disruption of global supply chains during the 12-month period, resulted in a global manufacturing recession.

How then did equity markets manage to produce positive annual returns in the face of such strong headwinds? The answer lies largely in the support central banks provided. In Europe, the European Central Bank (ECB) resumed a quantitative easing (QE) program and, in September 2019, lowered its policy rate from -0.40% to -0.50%. Monetary policy, thus far, sustained equity markets in general, and growth stocks in particular. During the Portfolio’s fiscal year, the MSCI EAFE Growth Index gained 16.6% while the MSCI EAFE Value Index gained 5.5%. This broad divergence can be explained, in part, by fundamental cash flow analysis, where lower interest rates lead investors to attribute more value to cash flows further in the future –a growth characteristic – and less value to upfront cash flows – typical of dividend-paying value stocks. (Sources: MSCI, Bloomberg.)

Investors’ concerns surrounding trade uncertainty and weakening economic growth led them to avoid economically sensitive sectors such as financials, consumer discretionary, industrials, energy, and materials. These cyclical sectors are prevalent in the value benchmarks. On the other hand, investors willingly paid premiums for quality growth names in the information technology (IT) and consumer staples sectors.

In this market environment our strategy was, as always, to apply our valuation discipline to identify individual securities that we believe are undervalued. Our analysis indicated that investors are misvaluing risk. This leaves value stocks at what we view as very attractive levels, based on underlying stock earnings and dividend trajectories. In essence, our macroeconomic view is pragmatic: We believe there will be some resolution to Brexit and the other trade challenges that should be supportive of modest economic growth, which is in line with International Monetary Fund (IMF) forecasts.

During the fiscal period, we took profits on positions in the consumer staples and utilities sectors and reinvested the proceeds in underappreciated names in the cyclical sectors. We targeted businesses with strong balance sheets, many of which are in Japan. Corporate debt in Japan is significantly lower than in the US, which offers us a potentially rich return profile on our Japanese investments. We used weakness in certain stocks as an opportunity to add to the Portfolio’s positions in Japan. The addition to our Japanese weighting was the most significant change to our country allocation over the 12-month period.

When we look at the Portfolio’s attributions overall, we note that our country and currency allocation decisions basically net out to zero. Consequently, the year’s underperformance resulted from stock selection, which is examined in detail below.

The Portfolio’s weakest-performing stock during the fiscal year was John Wood Group PLC, an oil services company listed in the UK, which fell 49.0% during the 12-month period. In addition to oil-price volatility, the company had trouble digesting its 2017 takeover of Amec Foster Wheeler. Progress in its efforts to reduce debt and deleverage its balance sheet disappointed investors and weighed on the share price. We believe that the valuation for the business remains very compelling and continue to hold the name in the Portfolio.

Danish company ISS A/S, down 18.3%, is a specialized services company that provides maintenance, catering, and other services for office buildings. Concerns mounted in 2018 over near-term weakness in cash flow, the buildup of debt, and the loss of a major contract. However, on a forward-looking basis, cash flow generation looks healthy to us. We believe that should put ISS on a pathway to bring down leverage and sustain its attractive dividend.

In Spain, Banco Santander S.A. fell 11.7% for the fiscal year. This was in line with the financial sector that weakened during the period as interest rates declined. We recognized this as an opportunity to move from a substantial underweight of the sector to a near market weight exposure. Consequently, we built up the Portfolio’s position in Banco Santander aggressively – along with other high-quality financial stocks. While Banco Santander struggled due to concerns about its capital position and lower rates in Europe, our overall stock selection in financials was a strong contributor to returns. During the

(continues)                                              25

Portfolio management review (Unaudited)

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

12-month period, we continued to add to the Portfolio’s position in Banco Santander on weakness.

Another underperformer for the Portfolio was Hong Kong-based CK Hutchison Holdings Ltd., which declined 4.1%. This is a conglomerate whose businesses range from telecommunications, health-and-beauty retail, ports, infrastructure, and a very small exposure to energy. It’s a stable company that investors have avoided due to concerns about trade and its exposure to the weak UK market, which typically accounts for approximately 30% of its revenue. We bought CK Hutchison opportunistically, as the Hong Kong stock market struggled in the latter half of the fiscal period due to political unrest. The company’s ports business is global, enabling it to nimbly adapt to changes in supply chains as necessary. CK Hutchison is also the low-cost provider in its consumer-facing UK business. In our opinion, this supports the case for the company’s value over the long term.

Lastly, Italian energy company Eni SpA underperformed, declining 11.2% for the fiscal year. Oil prices were volatile, and the energy sector was out of favor with investors despite generating very strong free cash flow. The company’s fundamental balance-sheet strength looks quite compelling at current oil prices, in our view. As a result, we continue to hold the stock and are comfortable maintaining an overweight to the sector.

Utilities was the strongest-performing sector during the fiscal period, so it’s not surprising to us that three of the Portfolio’s strongest positions were utilities: Enel SpA (up 63.5%), based in Italy,

Iberdrola S.A. (up 51.6%) in Spain, and SSE PLC (up 24.2%) in the UK. We think all three are well-run utilities that offer attractive yields, have robust operations, and potentially provide good downside protection. In addition, the outlook for the sector has a growth component that has not been present for a long time. An energy transition is taking place on a global basis as countries and companies move toward renewables with significant exposure to network assets. Therefore, we think investments in network upgrades provide a higher basis for potential revenue growth in a regulated environment.

WH Group Ltd. (up 56.1%) is an integrated pork producer that performed in line with last year’s strong Hong Kong market. The stock sold off initially since pork was a focus in the trade negotiation between the US and China. Pork prices spiked, however, when fears surfaced about African swine flu and the US and China appeared closer to a resolution in the trade dispute. As a result, investor sentiment has improved and the business itself is doing well, with higher pork prices helping.

Finally, shares of Fujitsu Ltd. (48.8%) in Japan, an IT services company, responded positively when the company sold some of its underperforming overseas businesses and focused instead on its strong Japanese franchise.

The Portfolio utilized foreign currency exchange contracts to facilitate the purchase and sale of equities traded on international exchanges. The effect of these contracts on performance was immaterial.

The views expressed are current as of the date of this report and are subject to change.

26

Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 231-8002 or visiting macquarieim.com/mipliterature.

Carefully consider the Portfolio’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolio’s prospectus and, if available, its summary prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Portfolio and benchmark performance

Average annual total returns

Periods ended Oct. 31, 2019	1 year	3 year	5 year	10 year	Lifetime
Macquarie Labor Select International Equity Portfolio	+8.23%	+7.11%	+3.11%	+4.63%	+6.72%
MSCI EAFE Index (net)	+11.04%	+8.48%	+4.31%	+5.41%	+4.75%
MSCI EAFE Index (gross)	+11.63%	+9.02%	+4.81%	+5.90%	+5.18%

Portfolio profile

Oct. 31, 2019

Total net assets	Number of holdings
$454 million	50

Inception date
Dec. 19, 1995

  Growth of $1,000,000

	Starting value (Oct. 31, 2009)	Ending value (Oct. 31, 2019)
MSCI EAFE Index (gross)	$1,000,000	$1,773,802
MSCI EAFE Index (net)	$1,000,000	$1,693,057
Macquarie Labor Select International Equity Portfolio	$1,000,000	$1,571,624

The performance graph assumes $1 million invested on Oct. 31, 2009 and includes reinvestment of all distributions. The performance graph does not reflect the deduction of taxes the shareholder would pay on Portfolio distributions or redemptions of Portfolio shares.

Total return assumes reinvestment of dividends and capital gains, but does not reflect reductions for taxes. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

(continues)                                              27

Performance summary (Unaudited)

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

The most recent prospectus disclosed the Portfolio’s total operating expenses as 0.87%.

The MSCI EAFE (Europe, Australasia, Far East) Index represents large- and mid-cap stocks across 21 developed markets, excluding the United States and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

The MSCI EAFE Growth Index, mentioned on page 25, is a subset of the MSCI EAFE Index, which represents large- and mid-cap stocks exhibiting overall growth style characteristics across developed market countries around the world, excluding the United States and Canada. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

The MSCI EAFE Value Index, mentioned on page 25, represents small-cap stocks exhibiting overall value style across developed market countries around the world, excluding the United States and Canada. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investing involves risk, including the possible loss of principal.

Past performance is not a guarantee of future results.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Portfolio invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Portfolio will be subject to special risks, including counterparty risk.

From time to time, the Portfolio may invest up to 30% of its net assets in securities of issuers in the commercial banking industry; to the extent that the Portfolio invests 30% of its net assets in such securities, it may be slightly more sensitive to movement in the commercial banking industry.

28

Disclosure of Portfolio expenses

For the six-month period from May 1, 2019 to October 31, 2019 (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including reimbursement fees on Macquarie Emerging Markets Portfolio; and (2) ongoing costs, including management fees and other Portfolio expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2019 to Oct. 31, 2019.

Actual Expenses

The first section of the table shown, “Actual Portfolio return,” provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Certain of the Portfolios’ actual expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

In each case, “Expenses Paid During Period” are equal to the relevant Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Macquarie Institutional Portfolios

Expense Analysis of an Investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	5/1/19 to
	5/1/19	10/31/19	Ratio	10/31/19
Actual Portfolio return†
Macquarie Large Cap Value Portfolio	$1,000.00	$1,011.20	0.70%	$3.55
Macquarie Core Plus Bond Portfolio	1,000.00	1,059.20	0.45%	2.34
Macquarie High Yield Bond Portfolio	1,000.00	1,031.50	0.59%	3.02
Macquarie Emerging Markets Portfolio	1,000.00	980.60	1.24%	6.19
Macquarie Emerging Markets Portfolio II	1,000.00	1,011.50	1.20%	6.08
Macquarie Labor Select International Equity Portfolio	1,000.00	1,010.50	0.86%	4.36
Hypothetical 5% return (5% return before expenses)
Macquarie Large Cap Value Portfolio	$1,000.00	$1,021.68	0.70%	$3.57
Macquarie Core Plus Bond Portfolio	1,000.00	1,022.94	0.45%	2.29
Macquarie High Yield Bond Portfolio	1,000.00	1,022.23	0.59%	3.01
Macquarie Emerging Markets Portfolio	1,000.00	1,018.95	1.24%	6.31
Macquarie Emerging Markets Portfolio II	1,000.00	1,019.16	1.20%	6.11
Macquarie Labor Select International Equity Portfolio	1,000.00	1,020.87	0.86%	4.38
†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Portfolios’ expenses reflected above, each Portfolio also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The tables above do not reflect the expenses of the Underlying Funds.

29

Security type / sector allocations

and top 10 equity holdings

Macquarie Institutional Portfolios — Macquarie Large Cap Value Portfolio

As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	98.65%
Communication Services	6.27%
Consumer Discretionary	6.10%
Consumer Staples	8.75%
Energy	11.15%
Financials	15.40%
Healthcare	21.44%
Industrials	8.75%
Information Technology	12.32%
Materials	2.83%
Real Estate	3.11%
Utilities	2.53%
Short-Term Investments	1.20%
Total Value of Securities	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Intel	3.50%
BB&T	3.29%
Raytheon	3.28%
Archer-Daniels-Midland	3.27%
Cardinal Health	3.26%
Bank of New York Mellon	3.22%
Pfizer	3.19%
Cigna	3.19%
AT&T	3.17%
Dollar Tree	3.12%

30

Security type / sector allocations

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Security	0.05%
Agency Collateralized Mortgage Obligations	1.84%
Agency Commercial Mortgage-Backed Securities	2.72%
Agency Mortgage-Backed Securities	24.17%
Collateralized Debt Obligations	1.81%

Corporate Bonds	55.74%
Banking	8.76%
Basic Industry	5.16%
Brokerage	0.20%
Capital Goods	3.07%
Communications	8.53%
Consumer Cyclical	2.78%
Consumer Non-Cyclical	5.79%
Electric	6.02%
Energy	8.00%
Finance Companies	1.65%
Insurance	0.59%
REITs	0.68%
Technology	2.88%
Transportation	1.25%
Utilities	0.38%

Security type / sector	Percentage of net assets
Loan Agreements	4.61%
Municipal Bonds	0.14%
Non-Agency Asset-Backed Securities	4.54%
Non-Agency Collateralized Mortgage Obligations	2.28%
Non-Agency Commercial Mortgage-Backed Securities	6.30%
Sovereign Bonds	2.45%
Supranational Bank	0.12%
US Treasury Obligations	26.76%
Short-Term Investments	7.88%
Total Value of Securities	141.41%
Liabilities Net of Receivables and Other Assets	(41.41%	)
Total Net Assets	100.00%

(continues)                                              31

Security type / sector allocations

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / sector	Percentage of net assets
Corporate Bonds	89.92%
Automotive	0.50%
Banking	3.68%
Basic Industry	9.30%
Capital Goods	7.20%
Consumer Cyclical	5.81%
Consumer Non-Cyclical	2.82%
Energy	12.83%
Healthcare	8.59%
Insurance	3.16%
Media	11.83%
Real Estate	0.87%
Services	3.87%
Technology & Electronics	6.47%
Telecommunications	7.41%
Transportation	1.53%
Utilities	4.05%
Loan Agreements	5.01%
Common Stock	0.00%
Short-Term Investments	5.19%
Total Value of Securities	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%	)
Total Net Assets	100.00%

32

Security type / country and sector allocations

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	96.55%
Brazil	6.15%
China/Hong Kong	33.96%
India	11.79%
Indonesia	1.50%
Malaysia	2.64%
Mexico	3.45%
Peru	0.90%
Qatar	0.40%
Republic of Korea	13.34%
Romania	0.32%
Russia	5.17%
South Africa	1.05%
Taiwan	10.82%
Thailand	1.10%
United Arab Emirates	1.15%
United Kingdom	2.81%
Preferred Stock	3.11%
Short-Term Investments	0.34%
Total Value of Securities	100.00%
Liabilities Net of Receivables and Other Assets	0.00%
Total Net Assets	100.00%

Common stock and preferred stock by sector	Percentage of net assets
Communications Services	4.01%
Consumer Discretionary	9.91%
Consumer Staples	7.52%
Energy	5.49%
Financials	27.05%
Healthcare	8.78%
Industrials	3.77%
Information Technology	18.42%
Materials	11.64%
Real Estate	2.10%
Utilities	0.97%
Total	99.66%

To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Financials sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940 as amended). The Financials sector consisted of banks, diversified financial services, insurance, and investment companies. As of Oct. 31, 2019, such amounts, as a percentage of total net assets were 14.56%, 4.59%, 6.53%, and 1.37%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentage in the Financials sector for financial reporting purposes may exceed 25%.

(continues)                                              33

Security type / country and sector allocations

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	98.51%
Argentina	0.10%
Bahrain	0.02%
Brazil	13.43%
Chile	0.60%
China/Hong Kong	29.47%
India	10.05%
Indonesia	2.86%
Malaysia	0.12%
Mexico	4.81%
Peru	0.79%
Republic of Korea	15.93%
Russia	7.86%
Taiwan	11.14%
Turkey	1.33%
Preferred Stock	0.67%
Short-Term Investments	0.10%
Total Value of Securities	99.28%
Receivables and Other Assets Net of Liabilities	0.72%
Total Net Assets	100.00%

Common stock and preferred stock by sector	Percentage of net assets
Consumer Discretionary	13.89%
Consumer Staples	11.89%
Energy	17.17%
Financials	10.83%
Healthcare	1.55%
Industrials	0.37%
Information Technology	31.15%
Materials	2.58%
Telecommunication Services	9.64%
Utilities	0.11%
Total	99.18%

To monitor compliance with the Portfolio’s concentration guidelines as described in the Portfolio’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940 as amended). The Information Technology sector consisted of electronics, Internet, and semiconductors. As of Oct. 31, 2019, such amounts, as a percentage of total net assets, were 1.76%, 8.79%, and 20.60%, respectively. The percentage in any such single industry will comply with the Portfolio’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

34

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Portfolio materials. The sector designations may represent the investment manager’s or sub-advisor’s internal sector classifications, which may result in the sector designations for one portfolio being different than another portfolio’s sector designations.

Security type / country	Percentage of net assets
Common Stock	98.07%
Australia	1.20%
China/Hong Kong	6.08%
Denmark	1.77%
France	6.94%
Germany	9.71%
Italy	4.66%
Japan	26.50%
Netherlands	0.67%
Singapore	5.38%
Spain	2.78%
Sweden	2.83%
Switzerland	5.73%
United Kingdom	23.82%
Preferred Stock	0.10%
Short-Term Investments	0.61%
Total Value of Securities	98.78%
Receivables and Other Assets Net of Liabilities	1.22%
Total Net Assets	100.00%

Common stock and preferred stock by sector	Percentage of net assets
Consumer Discretionary	12.47%
Consumer Staples	7.83%
Energy	8.19%
Financials	17.81%
Healthcare	11.73%
Industrials	15.02%
Information Technology	6.92%
Materials	1.59%
Telecommunication Services	10.33%
Utilities	6.28%
Total	98.17%

35

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Large Cap Value Portfolio

October 31, 2019

	Number of shares	Value (US $)
Common Stock – 98.65%
Communication Services – 6.27%
AT&T	39,400	$1,516,506
Verizon Communications	24,500	1,481,515
		2,998,021
Consumer Discretionary – 6.10%
Dollar Tree †	13,500	1,490,400
Lowe’s	12,800	1,428,608
		2,919,008
Consumer Staples – 8.75%
Archer-Daniels-Midland	37,200	1,563,888
Conagra Brands	47,496	1,284,767
Mondelez International Class A	25,500	1,337,475
		4,186,130
Energy – 11.15%
ConocoPhillips	26,200	1,446,240
Halliburton	72,400	1,393,700
Marathon Oil	109,300	1,260,229
Occidental Petroleum	30,500	1,235,250
		5,335,419
Financials – 15.40%
Allstate	13,300	1,415,386
American International Group	25,800	1,366,368
Bank of New York Mellon	32,900	1,538,075
BB&T	29,700	1,575,585
Marsh & McLennan	14,200	1,471,404
		7,366,818
Healthcare – 21.44%
Abbott Laboratories	16,300	1,362,843
Cardinal Health	31,500	1,557,675
Cigna	8,553	1,526,369
CVS Health	22,400	1,487,136
Johnson & Johnson	10,600	1,399,624
Merck & Co.	16,100	1,395,226
Pfizer	39,811	1,527,548
		10,256,421
Industrials – 8.75%
Northrop Grumman	3,700	1,304,176
Raytheon	7,400	1,570,354
Waste Management	11,700	1,312,857
		4,187,387
Information Technology – 12.32%
Broadcom	4,900	1,434,965
Cisco Systems	28,800	1,368,288
Intel	29,600	1,673,288

	Number of shares	Value (US $)
Common Stock (continued)
Information Technology (continued)
Oracle	26,000	$1,416,740
		5,893,281
Materials – 2.83%
DuPont de Nemours	20,509	1,351,748
		1,351,748
Real Estate – 3.11%
Equity Residential	16,750	1,485,055
		1,485,055
Utilities – 2.53%
Edison International	19,200	1,207,680
		1,207,680
Total Common Stock (cost $43,313,122)		47,186,968

Short-Term Investments – 1.20%
Money Market Mutual Funds – 1.20%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	114,604	114,628
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	114,604	114,628
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	114,604	114,628
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	114,604	114,628
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	114,604	114,620
Total Short-Term Investments (cost $573,132)		573,132
Total Value of Securities – 99.85% (cost $43,886,254)		$47,760,100

†	Non-income producing security.

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

36

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

October 31, 2019

	Principal amount°	Value (US $)
Agency Asset-Backed Security – 0.05%
Fannie Mae Grantor Trust Series 2003-T4 2A5 4.667% 9/26/33 ●	69,434	$78,252
Total Agency Asset-Backed Security (cost $68,873)		78,252

Agency Collateralized Mortgage Obligations – 1.84%
Fannie Mae Connecticut Avenue Securities
Series 2017-C01 1M1 3.123% (LIBOR01M + 1.30%) 7/25/29 ●	16,070	16,098
Series 2017-C04 2M2 4.673% (LIBOR01M + 2.85%) 11/25/29 ●	90,000	92,558
Series 2018-C02 2M2 4.023% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 ●	120,000	120,926
Series 2018-C03 1M2 3.973% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 ●	170,000	170,917
Series 2018-C05 1M2 4.173% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 ●	125,000	126,239
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	14,684	16,901
Fannie Mae REMICs
Series 2008-15 SB 4.777% (6.60% minus LIBOR01M, Cap 6.60%) 8/25/36 S●	14,149	2,642
Series 2011-118 DC 4.00% 11/25/41	194,429	205,870
Series 2012-44 IK 3.50% 12/25/31 S	28,252	2,590
Series 2013-35 IG 3.00% 4/25/28 S	122,024	9,532
Series 2013-103 SK 4.097% (5.92% minus LIBOR01M, Cap 5.92%) 10/25/43 S●	206,771	42,418
Series 2015-89 AZ 3.50% 12/25/45	21,787	23,376
Series 2016-50 IB 3.00% 2/25/46 S	76,354	9,354

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
Fannie Mae REMICs
Series 2016-62 SA 4.177% (6.00% minus LIBOR01M, Cap 6.00%) 9/25/46 S●	295,340	$69,555
Series 2016-105 SA 4.177% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/47 S●	148,887	27,252
Series 2017-12 JI 3.50% 5/25/40 S	57,974	4,905
Series 2017-40 GZ 3.50% 5/25/47	52,383	57,829
Freddie Mac REMICs
Series 4050 EI 4.00% 2/15/39 S	91,992	3,751
Series 4618 SA 4.079% (6.00% minus LIBOR01M, Cap 6.00%) 9/15/46 S●	76,471	18,649
Series 4648 SA 4.079% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/47 S●	169,892	33,628
Series 4673 WI 3.50% 9/15/43 S	533,268	31,928
Series 4676 KZ 2.50% 7/15/45	53,221	52,739
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 5.073% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 ●	250,000	262,065
Series 2017-DNA3 M2 4.323% (LIBOR01M + 2.50%) 3/25/30 ●	500,000	510,009
Series 2017-HQA3 M2 4.173% (LIBOR01M + 2.35%) 4/25/30 ●	500,000	506,624
Series 2018-HQA1 M2 4.123% (LIBOR01M + 2.30%) 9/25/30 ●	185,000	186,355
GNMA
Series 2013-113 LY 3.00% 5/20/43	22,000	23,035
Series 2015-74 CI 3.00% 10/16/39 S	114,745	8,998
Series 2015-142 AI 4.00% 2/20/44 S	32,378	2,696

(continues)                                             37

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations (continued)
GNMA
Series 2016-89 QS 4.204% (6.05% minus LIBOR01M, Cap 6.05%) 7/20/46 S●	118,734	$25,278
Series 2016-108 SK 4.204% (6.05% minus LIBOR01M, Cap 6.05%) 8/20/46 S●	197,218	46,221
Series 2016-156 PB 2.00% 11/20/46	47,000	43,768
Series 2016-161 MI 3.00% 3/20/46 S	109,872	9,739
Series 2017-56 JZ 3.00% 4/20/47	3,233	3,355
Series 2017-130 YJ 2.50% 8/20/47	40,000	40,791
Series 2017-134 ES 4.354% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S●	290,042	48,705
Series 2017-141 JS 4.354% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S●	183,829	33,470
Series 2018-13 PZ 3.00% 1/20/48	57,961	57,462
Series 2018-34 TY 3.50% 3/20/48	45,000	47,453
Series 2018-37 SA 4.354% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S●	187,735	34,499
Total Agency Collateralized Mortgage Obligations (cost $3,012,017)		3,030,180

Agency Commercial Mortgage-Backed Securities – 2.72%
Freddie Mac Multifamily Structured Pass Through Certificates Series K058 A2 2.653% 8/25/26 ♦	1,095,000	1,136,009
FREMF Mortgage Trust
Series 2010-K7 B 144A 5.501% 4/25/20 #●	95,000	95,989
Series 2010-K8 B 144A 5.278% 9/25/43 #●	1,000,000	1,013,054
Series 2011-K11 B 144A 4.418% 12/25/48 #●	730,000	745,979
Series 2011-K14 B 144A 5.18% 2/25/47 #●	50,000	52,071
Series 2011-K15 B 144A 4.961% 8/25/44 #●	150,000	156,343

	Principal amount°	Value (US $)
Agency Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust
Series 2012-K22 B 144A 3.687% 8/25/45 #●	60,000	$62,309
Series 2013-K25 C 144A 3.619% 11/25/45 #●	280,000	286,776
Series 2013-K712 B 144A 3.263% 5/25/45 #●	140,000	139,861
Series 2013-K713 B 144A 3.152% 4/25/46 #●	35,000	35,057
Series 2013-K713 C 144A 3.152% 4/25/46 #●	135,000	135,174
Series 2014-K717 B 144A 3.629% 11/25/47 #●	90,000	92,288
Series 2014-K717 C 144A 3.629% 11/25/47 #●	40,000	40,817
Series 2016-K53 B 144A 4.019% 3/25/49 #●	15,000	15,891
Series 2016-K722 B 144A 3.842% 7/25/49 #●	370,000	386,325
Series 2017-K71 B 144A 3.753% 11/25/50 #●	80,000	84,163
Total Agency Commercial Mortgage-Backed Securities (cost $4,416,659)		4,478,106

Agency Mortgage-Backed Securities – 24.17%
Fannie Mae 3.00% 2/1/57	216,992	223,444
Fannie Mae ARM 4.203%(LIBOR12M + 1.552%, Cap 9.623%, Floor 1.552%) 8/1/34 ●	12,779	13,333
Fannie Mae FHAVA 4.50% 7/1/40	45,092	49,285
Fannie Mae S.F. 30 yr
3.00% 10/1/46	1,347,035	1,383,732
3.00% 4/1/47	172,178	176,592
3.00% 10/1/49	701,000	713,480
3.50% 3/1/48	540,724	560,450
3.50% 7/1/48	2,053,637	2,125,914
3.50% 6/1/49	4,462,109	4,577,832
3.50% 11/1/49	2,115,000	2,175,497
4.00% 4/1/49	7,893,955	8,182,647
4.50% 11/1/39	43,800	48,086
4.50% 6/1/40	47,066	50,958
4.50% 8/1/41	51,992	57,339
4.50% 5/1/46	392,983	425,598
4.50% 4/1/48	2,155,976	2,334,885
4.50% 9/1/48	67,870	72,545

38

	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
4.50% 12/1/48	675,810	$710,948
4.50% 1/1/49	1,045,139	1,129,122
4.50% 11/1/49	452,000	476,784
5.00% 1/1/40	543,563	604,075
5.00% 6/1/44	128,922	143,170
5.00% 7/1/47	211,940	233,504
5.50% 5/1/44	2,370,772	2,666,440
5.50% 8/1/48	169,612	186,417
6.00% 6/1/41	375,863	432,014
6.00% 7/1/41	1,259,727	1,447,687
6.00% 1/1/42	311,201	357,708
Freddie Mac S.F. 30 yr
3.00% 12/1/48	4,612,590	4,721,566
4.50% 5/1/40	236,672	260,770
4.50% 3/1/42	44,997	48,804
4.50% 8/1/48	1,527,598	1,635,053
5.50% 6/1/41	360,756	405,654
6.00% 7/1/40	876,035	1,006,877
GNMA II S.F. 30 yr
5.50% 5/20/37	13,916	15,565
6.00% 2/20/39	14,794	16,585
6.00% 10/20/39	61,117	68,391
6.00% 2/20/40	59,489	66,527
6.00% 4/20/46	18,635	20,566
Total Agency Mortgage-Backed Securities (cost $39,111,698)		39,825,844

Collateralized Debt Obligations – 1.81%
Apex Credit CLO 2017 Series 2017-1A A1 144A 3.406% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #●	295,000	294,943
CFIP CLO Series 2017-1A A 144A 3.223% (LIBOR03M + 1.22%) 1/18/30 #●	500,000	498,862
Man GLG US CLO Series 2018-1A A1R 144A 3.106% (LIBOR03M + 1.14%) 4/22/30 #●	700,000	692,263
Mariner CLO 5 Series 2018-5A A 144A 3.05% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #●	400,000	396,944

	Principal amount°	Value (US $)
Collateralized Debt Obligations (continued)
Midocean Credit CLO IX Series 2018-9A A1 144A 3.116% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #●	250,000	$247,271
Midocean Credit CLO VIII Series 2018-8A A1 144A 3.286% (LIBOR03M + 1.15%) 2/20/31 #●	250,000	247,458
Saranac CLO VII Series 2014-2A A1AR 144A 3.366% (LIBOR03M + 1.23%) 11/20/29 #●	250,000	248,712
Steele Creek CLO Series 2017-1A A 144A 3.251% (LIBOR03M + 1.25%) 1/15/30 #●	250,000	249,553
Venture CDO Series 2016-25A A1 144A 3.456% (LIBOR03M + 1.49%) 4/20/29 #●	100,000	100,039
Total Collateralized Debt Obligations (cost $2,995,328)		2,976,045

Corporate Bonds – 55.74%
Banking – 8.76%
Akbank T.A.S. 144A 7.20% 3/16/27 #µ	200,000	189,688
Banco de Credito del Peru 144A 2.70% 1/11/25 #	180,000	179,325
Banco Mercantil del Norte 144A 6.75%#µy	200,000	204,702
Banco Santander Mexico 144A 5.95% 10/1/28 #µ	200,000	215,400
Bangkok Bank 144A 3.733% 9/25/34 #µ	200,000	203,511
Bank of America
2.456% 10/22/25 µ	135,000	135,774
2.884% 10/22/30 µ	170,000	171,320
3.194% 7/23/30 µ	255,000	263,210
3.458% 3/15/25 µ	310,000	323,946
Bank of China 144A 5.00% 11/13/24 #	200,000	218,287
BBVA Bancomer 144A 6.75% 9/30/22 #	167,000	183,900
BBVA USA
2.875% 6/29/22	250,000	254,247
3.875% 4/10/25	250,000	263,837

(continues)                                              39

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
BOC Aviation 144A 2.375% 9/15/21 #	200,000	$198,682
Branch Banking & Trust 2.636% 9/17/29 µ	954,000	952,375
Credit Suisse Group
144A 2.593% 9/11/25 #µ	250,000	249,432
144A 6.25%#µy	200,000	213,752
144A 7.25%#µy	200,000	217,671
DBS Group Holdings 144A 4.52% 12/11/28 #µ	200,000	212,590
Fifth Third Bancorp
3.65% 1/25/24	95,000	100,296
3.95% 3/14/28	440,000	482,263
Fifth Third Bank 3.85% 3/15/26	250,000	267,721
Goldman Sachs Group 6.00% 6/15/20	645,000	660,983
JPMorgan Chase & Co.
4.023% 12/5/24 µ	870,000	929,442
5.00%µy	330,000	343,078
Morgan Stanley
3.407% (LIBOR03M + 1.22%) 5/8/24 ●	375,000	380,985
5.00% 11/24/25	580,000	651,836
5.50% 1/26/20	135,000	136,083
PNC Bank 4.05% 7/26/28	500,000	557,179
PNC Financial Services Group 2.60% 7/23/26	380,000	387,259
Royal Bank of Scotland Group 8.625%µy	600,000	648,000
Santander UK 144A 5.00% 11/7/23 #	180,000	193,810
Turkiye Garanti Bankasi 144A 5.25% 9/13/22 #	200,000	201,141
UBS Group
144A 4.125% 9/24/25 #	545,000	594,432
6.875%µy	400,000	416,435
7.125%µy	200,000	210,755
UBS Group Funding Switzerland 6.875%µy	330,000	358,627
US Bancorp
3.00% 7/30/29	225,000	233,607
3.10% 4/27/26	140,000	146,745
3.375% 2/5/24	475,000	501,510
3.60% 9/11/24	40,000	42,573
3.95% 11/17/25	495,000	546,745
US Bank 3.40% 7/24/23	250,000	262,912
USB Capital IX 3.50% (LIBOR03M + 1.02%)y●	135,000	116,980

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Woori Bank 144A 4.75% 4/30/24 #	200,000	$214,601
		14,437,647
Basic Industry – 5.16%
Alpek 144A 4.25% 9/18/29 #	200,000	204,050
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	400,000	413,648
Braskem Finance 6.45% 2/3/24	215,000	240,263
CK Hutchison International 17 144A 2.875% 4/5/22 #	200,000	202,295
CSN Resources 144A 7.625% 2/13/23 #	200,000	207,275
Cydsa 144A 6.25% 10/4/27 #	200,000	207,002
Georgia-Pacific 8.00% 1/15/24	310,000	380,426
Gold Fields Orogen Holdings BVI 144A 6.125% 5/15/29 #	225,000	254,813
Hudbay Minerals 144A 7.625% 1/15/25 #	155,000	158,584
Israel Chemicals 144A 6.375% 5/31/38 #	95,000	114,751
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	310,000	329,375
LYB International Finance III 4.20% 10/15/49	590,000	592,616
Methanex 5.25% 12/15/29	585,000	597,683
Minera Mexico 144A 4.50% 1/26/50 #	200,000	196,640
Newmont Goldcorp 2.80% 10/1/29	715,000	707,843
OCP 144A 4.50% 10/22/25 #	200,000	212,119
Olin
5.00% 2/1/30	675,000	667,406
5.625% 8/1/29	485,000	504,773
Orbia Advance 144A 5.50% 1/15/48 #	200,000	203,300
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	200,000	197,418
RPM International 4.55% 3/1/29	335,000	365,450
Sasol Financing USA 5.875% 3/27/24	710,000	766,184
Suzano Austria 5.00% 1/15/30	200,000	206,250

40

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Syngenta Finance 144A 3.933% 4/23/21 #	375,000	$381,449
Vedanta Resources Finance II 144A 9.25% 4/23/26 #	200,000	201,300
		8,512,913
Brokerage – 0.20%
Jefferies Group
4.15% 1/23/30	100,000	101,236
6.45% 6/8/27	30,000	35,354
6.50% 1/20/43	160,000	188,849
		325,439
Capital Goods – 3.07%
3M
2.00% 2/14/25	245,000	245,085
2.375% 8/26/29	100,000	99,969
3.25% 8/26/49	470,000	476,486
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	345,000	363,113
Ashtead Capital 144A 5.25% 8/1/26 #	430,000	460,637
Boise Cascade 144A 5.625% 9/1/24 #	180,000	188,100
Grupo Cementos de Chihuahua 144A 5.25% 6/23/24 #	200,000	208,502
Northrop Grumman
2.55% 10/15/22	535,000	543,844
3.25% 8/1/23	110,000	114,832
Roper Technologies
2.35% 9/15/24	135,000	135,991
2.95% 9/15/29	495,000	502,608
Standard Industries 144A 5.00% 2/15/27 #	400,000	418,500
United Rentals North America 5.875% 9/15/26	115,000	122,475
Waste Management
2.95% 6/15/24	240,000	248,974
3.45% 6/15/29	704,000	761,639
4.15% 7/15/49	141,000	162,887
		5,053,642
Communications – 8.53%
AT&T
4.35% 3/1/29	535,000	593,035
4.85% 7/15/45	200,000	227,183
Cable Onda 144A 4.50% 1/30/30 #	200,000	203,054

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Charter Communications Operating
4.464% 7/23/22	555,000	$584,418
4.80% 3/1/50	155,000	157,895
4.908% 7/23/25	70,000	77,280
5.05% 3/30/29	595,000	671,669
Comcast
2.65% 2/1/30	165,000	167,454
3.45% 2/1/50	55,000	56,409
3.70% 4/15/24	650,000	696,993
Crown Castle International
3.80% 2/15/28	495,000	533,291
4.30% 2/15/29	505,000	562,707
5.25% 1/15/23	275,000	300,585
CSC Holdings 144A 5.50% 4/15/27 #	200,000	212,502
Discovery Communications
4.125% 5/15/29	1,070,000	1,140,572
5.20% 9/20/47	420,000	457,694
Fox
144A 4.03% 1/25/24 #	220,000	235,262
144A 4.709% 1/25/29 #	515,000	586,688
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	100,000	100,050
IHS Netherlands Holdco 144A 7.125% 3/18/25 #	200,000	207,000
Level 3 Financing 5.375% 5/1/25	370,000	383,413
Sirius XM Radio 144A 5.375% 4/15/25 #	125,000	130,469
Sprint 7.875% 9/15/23	223,000	246,694
Sprint Spectrum 144A 4.738% 3/20/25 #	220,000	235,127
Telefonica Emisiones 5.52% 3/1/49	515,000	627,446
Time Warner Cable 7.30% 7/1/38	360,000	459,063
Time Warner Entertainment 8.375% 3/15/23	185,000	220,458
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	200,000	212,766
VEON Holdings 144A 4.00% 4/9/25 #	206,000	211,883
Verizon Communications 4.50% 8/10/33	1,180,000	1,383,275
Viacom 4.375% 3/15/43	570,000	588,629
Virgin Media Secured Finance 144A 5.50% 8/15/26 #	200,000	210,750

(continues)                                              41

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Vodafone Group
4.25% 9/17/50	280,000	$286,615
4.875% 6/19/49	745,000	840,147
Zayo Group 144A 5.75% 1/15/27 #	240,000	244,531
		14,053,007
Consumer Cyclical – 2.78%
Allison Transmission 144A 5.875% 6/1/29 #	240,000	259,200
Boyd Gaming 6.375% 4/1/26	230,000	245,237
General Motors 6.75% 4/1/46	80,000	92,399
General Motors Financial 5.25% 3/1/26	705,000	765,420
Lowe’s
4.05% 5/3/47	90,000	95,560
4.55% 4/5/49	1,085,000	1,244,330
Murphy Oil USA 5.625% 5/1/27	500,000	539,108
Penn National Gaming 144A 5.625% 1/15/27 #	305,000	315,675
Prime Security Services Borrower 144A 9.25% 5/15/23 #	105,000	110,657
Resorts World Las Vegas 144A 4.625% 4/16/29 #	200,000	210,703
Royal Caribbean Cruises 3.70% 3/15/28	380,000	393,901
Scientific Games International 144A 8.25% 3/15/26 #	150,000	159,000
10.00% 12/1/22	139,000	143,344
		4,574,534
Consumer Non-Cyclical – 5.79%
Alcon Finance
144A 3.00% 9/23/29 #	470,000	480,010
144A 3.80% 9/23/49 #	260,000	271,294
Anheuser-Busch InBev Worldwide 3.65% 2/1/26	670,000	719,279
4.75% 1/23/29	540,000	627,923
BRF 144A 4.875% 1/24/30 #	200,000	199,780
Bristol-Myers Squibb 144A 2.90% 7/26/24 #	735,000	763,248

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Cigna
2.891% (LIBOR03M + 0.89%) 7/15/23 ●	210,000	$210,880
4.125% 11/15/25	565,000	612,819
Constellation Brands 3.15% 8/1/29	815,000	832,625
CVS Health
4.10% 3/25/25	125,000	134,448
4.30% 3/25/28	1,220,000	1,325,434
DH Europe Finance II
2.60% 11/15/29	115,000	115,884
3.25% 11/15/39	155,000	158,619
3.40% 11/15/49	95,000	98,021
Encompass Health 5.75% 11/1/24	92,000	93,207
Gilead Sciences 4.15% 3/1/47	785,000	872,966
Grupo Bimbo 144A 4.00% 9/6/49 #	200,000	191,634
JBS Investments II 144A 7.00% 1/15/26 #	200,000	217,300
Kernel Holding 144A 6.50% 10/17/24 #	200,000	201,400
Mars
144A 3.20% 4/1/30 #	75,000	80,915
144A 3.95% 4/1/49 #	455,000	521,723
MHP 144A 6.95% 4/3/26 #	200,000	206,802
New York & Presbyterian Hospital 4.063% 8/1/56	130,000	149,134
Rede D’or Finance 144A 4.95% 1/17/28 #	200,000	203,250
Tenet Healthcare 5.125% 5/1/25	130,000	133,413
Zimmer Biomet Holdings 4.625% 11/30/19	120,000	120,208
		9,542,216
Electric – 6.02%
AES 5.50% 4/15/25	110,000	114,505
AES Gener 144A 7.125% 3/26/79 #µ	200,000	208,161
Azure Power Energy 144A 5.50% 11/3/22 #	200,000	202,865
CenterPoint Energy
3.85% 2/1/24	180,000	190,786
4.25% 11/1/28	486,000	537,188
ComEd Financing III 6.35% 3/15/33	60,000	64,950
Duke Energy 4.875%µy	345,000	364,536

42

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Duke Energy Indiana 3.25% 10/1/49	235,000	$237,323
Entergy Arkansas 4.20% 4/1/49	155,000	183,562
Entergy Louisiana 4.95% 1/15/45	10,000	10,776
Entergy Mississippi 3.85% 6/1/49	330,000	367,483
Entergy Texas 3.55% 9/30/49	130,000	134,767
Evergy
2.90% 9/15/29	290,000	292,214
4.85% 6/1/21	15,000	15,546
Evergy Metro 3.65% 8/15/25	220,000	235,470
Exelon
3.497% 6/1/22	180,000	185,301
3.95% 6/15/25	150,000	162,622
FirstEnergy Transmission 144A 4.55% 4/1/49 #	100,000	117,570
Interstate Power & Light 4.10% 9/26/28	670,000	744,370
Israel Electric 144A 5.00% 11/12/24 #	200,000	220,400
Kallpa Generacion 144A 4.125% 8/16/27 #	200,000	204,240
Louisville Gas & Electric 4.25% 4/1/49	495,000	584,343
MidAmerican Energy 3.15% 4/15/50	170,000	174,978
Mong Duong Finance Holdings 144A 5.125% 5/7/29 #	250,000	255,186
National Rural Utilities Cooperative Finance 5.25% 4/20/46 µ	2,000	2,164
Nevada Power 2.75% 4/15/20	225,000	225,918
NextEra Energy Capital Holdings
2.90% 4/1/22	480,000	489,994
3.15% 4/1/24	230,000	238,888
5.65% 5/1/79 µ	30,000	33,105
NV Energy 6.25% 11/15/20	75,000	78,205
PacifiCorp 3.50% 6/15/29	310,000	339,783
Pennsylvania Electric 5.20% 4/1/20	25,000	25,312

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Southern California Edison
4.00% 4/1/47	105,000	$110,469
4.20% 3/1/29	415,000	459,214
4.875% 3/1/49	455,000	540,506
Southwestern Electric Power 4.10% 9/15/28	845,000	940,507
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	160,000	171,728
Vistra Operations 144A 5.50% 9/1/26 #	425,000	450,169
		9,915,104
Energy – 8.00%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #	200,000	231,437
ADES International Holding 144A 8.625% 4/24/24 #	200,000	206,250
AES Andres 144A 7.95% 5/11/26 #	200,000	214,002
Boston Gas 144A 3.001% 8/1/29 #	75,000	77,970
Brooklyn Union Gas 144A 3.865% 3/4/29 #	600,000	663,642
Cheniere Energy Partners 5.25% 10/1/25	250,000	259,687
Energy Transfer Operating
5.25% 4/15/29	400,000	448,941
6.25% 4/15/49	190,000	228,607
6.625%µy	230,000	219,712
Energy Transfer Partners 5.00% 10/1/22	305,000	324,102
Eni 144A 4.25% 5/9/29 #	535,000	590,912
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	200,000	216,729
Geopark 144A 6.50% 9/21/24 #	200,000	207,450
Gran Tierra Energy 144A 7.75% 5/23/27 #	200,000	192,000
Greenko Solar Mauritius 144A 5.95% 7/29/26 #	365,000	369,599
Infraestructura Energetica Nova 144A 4.875% 1/14/48 #	200,000	191,500
KazMunayGas National 144A 6.375% 10/24/48 #	200,000	252,220
Marathon Oil 4.40% 7/15/27	550,000	591,461

(continues)                                              43

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
MPLX
4.00% 3/15/28	60,000	$62,404
4.125% 3/1/27	370,000	388,887
5.50% 2/15/49	600,000	673,571
Murphy Oil 6.875% 8/15/24	185,000	196,070
NiSource 5.65%µy	200,000	203,143
Noble Energy
3.25% 10/15/29	360,000	358,906
3.90% 11/15/24	200,000	210,883
4.20% 10/15/49	125,000	121,179
4.95% 8/15/47	260,000	277,341
5.05% 11/15/44	75,000	79,398
Oasis Petroleum 144A 6.25% 5/1/26 #	125,000	85,688
Occidental Petroleum
2.90% 8/15/24	245,000	247,183
3.50% 8/15/29	285,000	288,932
ONEOK 7.50% 9/1/23	505,000	592,204
Pertamina Persero 144A 3.65% 7/30/29 #	200,000	205,770
Petrobras Global Finance
144A 5.093% 1/15/30 #	106,000	112,546
6.90% 3/19/49	135,000	157,181
Petroleos Mexicanos 6.75% 9/21/47	60,000	59,994
144A 7.69% 1/23/50 #	170,000	185,793
Sabine Pass Liquefaction
5.625% 3/1/25	315,000	352,609
5.75% 5/15/24	614,000	687,049
Saudi Arabian Oil 144A 4.25% 4/16/39 #	220,000	236,108
Schlumberger Holdings 144A 4.30% 5/1/29 #	445,000	483,861
Sinopec Group Overseas Development 2018 144A 2.50% 8/8/24 #	235,000	234,552
Southwestern Energy 7.75% 10/1/27	175,000	151,375
Transcanada Trust 5.50% 9/15/79 µ	460,000	492,200
Transocean Proteus 144A 6.25% 12/1/24 #	187,500	188,906
Tullow Oil 144A 7.00% 3/1/25 #	200,000	207,250

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
YPF
144A 8.50% 6/27/29 #	175,000	$134,260
144A 63.354% (BADLARPP + 4.00%) 7/7/20 #●	125,000	27,825
		13,189,289
Finance Companies – 1.65%
AerCap Ireland Capital 3.65% 7/21/27	910,000	938,499
Aviation Capital Group
144A 4.375% 1/30/24 #	280,000	295,052
144A 4.875% 10/1/25 #	315,000	340,679
Avolon Holdings Funding
144A 3.95% 7/1/24 #	450,000	467,753
144A 4.375% 5/1/26 #	420,000	444,860
International Lease Finance 8.625% 1/15/22	200,000	227,880
		2,714,723
Insurance – 0.59%
Acrisure 144A 7.00% 11/15/25 #	73,000	67,160
AssuredPartners 144A 7.00% 8/15/25 #	87,000	87,109
MetLife 6.40% 12/15/36	5,000	6,081
Prudential Financial
3.70% 3/13/51	310,000	325,274
5.375% 5/15/45 µ	265,000	289,173
USI 144A 6.875% 5/1/25 #	190,000	193,800
		968,597
REITs – 0.68%
American Tower Trust #1 144A 3.07% 3/15/23 #	120,000	121,618
Corporate Office Properties
3.60% 5/15/23	45,000	46,214
5.25% 2/15/24	55,000	59,371
CubeSmart 3.00% 2/15/30	145,000	145,122
ESH Hospitality 144A 5.25% 5/1/25 #	535,000	553,056
Kaisa Group Holdings 144A 11.95% 10/22/22 #	200,000	203,250
		1,128,631

44

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology – 2.88%
Baidu 3.875% 9/29/23	200,000	$207,893
Broadcom
144A 3.125% 4/15/21 #	730,000	738,920
3.50% 1/15/28	290,000	283,992
144A 4.25% 4/15/26 #	70,000	73,178
CommScope Technologies 144A 5.00% 3/15/27 #	130,000	106,925
Equinix 5.375% 5/15/27	280,000	304,500
Global Payments
2.65% 2/15/25	470,000	476,931
3.20% 8/15/29	340,000	348,118
International Business Machines
3.00% 5/15/24	240,000	249,404
3.50% 5/15/29	660,000	710,126
NXP
144A 4.125% 6/1/21 #	435,000	447,238
144A 4.30% 6/18/29 #	125,000	133,279
144A 4.875% 3/1/24 #	620,000	674,281
		4,754,785
Transportation – 1.25%
Aeropuertos Argentina 2000 144A 6.875% 2/1/27 #	187,500	174,844
Avis Budget Car Rental 144A 6.375% 4/1/24 #	58,000	60,683
FedEx 4.05% 2/15/48	1,055,000	1,040,945
International Airport Finance 144A 12.00% 3/15/33 #	205,000	222,118
Latam Finance 144A 7.00% 3/1/26 #	200,000	215,900
Lima Metro Line 2 Finance 144A 4.35% 4/5/36 #	200,000	213,000
Rutas 2 and 7 Finance 144A 3.413% 9/30/36 #	200,000	130,500
		2,057,990
Utilities – 0.38%
Aegea Finance 144A 5.75% 10/10/24 #	200,000	211,502
Empresas Publicas de Medellin 144A 4.25% 7/18/29 #	200,000	209,860

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities (continued)
KazTransGas JSC 144A 4.375% 9/26/27 #	200,000	$210,308
		631,670
Total Corporate Bonds (cost $88,766,650)		91,860,187

Loan Agreements – 4.61%
Acrisure Tranche B 1st Lien 6.354% (LIBOR03M + 4.25%) 11/22/23 ●	87,548	86,272
Altice France Tranche B13 1st Lien 5.921% (LIBOR01M + 4.00%) 8/14/26 ●	34,650	34,217
AMC Entertainment Holdings Tranche B1 1st Lien 5.23% (LIBOR03M + 3.00%) 4/22/26 ●	91,540	91,569
American Airlines Tranche B 1st Lien 3.921% (LIBOR01M + 2.00%) 12/14/23 ●	199,375	199,402
Applied Systems 2nd Lien 9.104% (LIBOR03M + 7.00%) 9/19/25 ●	156,154	158,594
Aramark Services Tranche B3 1st Lien 3.536% (LIBOR01M + 1.75%) 3/11/25 ●	69,950	70,168
Avis Budget Car Rental Tranche B 1st Lien 3.79% (LIBOR01M + 2.00%) 2/13/25 ●	63,454	63,593
Bausch Health Americas Tranche B 1st Lien 4.921% (LIBOR01M + 3.00%) 6/1/25 ●	89,213	89,635
Berry Global Tranche U 1st Lien 4.439% (LIBOR01M + 2.50%) 7/1/26 ●	99,750	100,236
Berry Global Tranche W 1st Lien 3.878% (LIBOR03M + 2.00%) 10/1/22 ●	250,000	251,094
Blue Ribbon 1st Lien 6.266% (LIBOR03M + 4.00%) 11/13/21 ●	39,332	34,088
Boxer Parent Tranche B 1st Lien 6.036% (LIBOR01M + 4.25%) 10/2/25 ●	102,116	95,296

(continues)                                              45

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Loan Agreements (continued)
Builders FirstSource 1st Lien 4.786% (LIBOR01M + 3.00%) 2/29/24 ●	11,380	$11,434
Calpine Tranche B9 1st Lien 4.86% (LIBOR03M + 2.75%) 4/1/26 ●	49,875	49,974
Charter Communications Operating Tranche B2 1st Lien 3.58% (LIBOR03M + 1.75%) 2/1/27 ●	103,051	103,579
Chemours Tranche B2 1st Lien 3.54% (LIBOR01M + 1.75%) 4/3/25 ●	169,942	161,374
CityCenter Holdings Tranche B 1st Lien 4.036% (LIBOR01M + 2.25%) 4/18/24 ●	99,491	99,607
Core & Main Tranche B 1st Lien 4.808% (LIBOR03M + 2.75%) 8/1/24 ●	142,820	139,963
CSC Holdings Tranche B2 1st Lien 4.327% (LIBOR03M + 2.50%) 1/25/26 ●	64,188	64,361
Datto 1st Lien 6.036% (LIBOR01M + 4.25%) 4/2/26 ●	74,813	75,405
DaVita Tranche B 1st Lien 4.036% (LIBOR01M + 2.25%) 8/12/26 ●	125,000	125,523
Drive Chassis Holdco 2nd Lien 10.26% (LIBOR03M + 8.25%) 4/10/26 ●	26,667	24,800
DTZ US Borrower Tranche B 1st Lien 5.036% (LIBOR01M + 3.25%) 8/21/25 ●	64,350	64,621
Edgewater Generation Tranche B 1st Lien 5.536% (LIBOR01M + 3.75%) 12/13/25 ●	49,625	47,702
Ensemble RCM 1st Lien 6.003% (LIBOR03M + 3.75%) 8/1/26 ●	75,000	75,122
ExamWorks Group Tranche B1 1st Lien 5.036% (LIBOR01M + 3.25%) 7/27/23 ●	160,529	160,870
Extended Stay Hospitality Tranche B 1st Lien 3.786% (LIBOR01M + 2.00%) 9/18/26 ●	133,729	134,074

	Principal amount°	Value (US $)
Loan Agreements (continued)
Flying Fortress Holdings Tranche B 1st Lien 3.854% (LIBOR03M + 1.75%) 10/30/22 ●	70,000	$70,289
Gardner Denver Tranche B1 1st Lien 4.536% (LIBOR01M + 2.75%) 7/30/24 ●	37,357	37,497
GIP III Stetson I Tranche B 1st Lien 6.128% (LIBOR01M + 4.25%) 7/18/25 ●	35,138	32,502
Gray Television Tranche B2 1st Lien 4.261% (LIBOR01M + 2.25%) 2/7/24 ●	107,721	107,957
GVC Holdings Tranche B2 1st Lien 4.446% (LIBOR06M + 2.25%) 3/16/24 ●	135,930	136,298
HCA Tranche B12 1st Lien 3.536% (LIBOR01M + 1.75%) 3/13/25 ●	228,241	229,501
Hercules Merger 1st Lien 0.00% 10/16/26 X	140,000	140,809
Hilton Worldwide Finance Tranche B2 1st Lien 3.573% (LIBOR01M + 1.75%) 6/21/26 ●	35,550	35,737
HUB International Tranche B 1st Lien 4.94% (LIBOR03M + 3.00%) 4/25/25 ●	197,500	193,643
INEOS US Finance Tranche B 1st Lien 3.786% (LIBOR01M + 2.00%) 3/31/24 ●	149,303	147,931
IQVIA Tranche B3 1st Lien 3.854% (LIBOR03M + 1.75%) 6/11/25 ●	143,188	143,341
Iron Mountain Tranche B 1st Lien 3.536% (LIBOR01M + 1.75%) 1/2/26 ●	246,250	243,480
JBS USA LUX Tranche B 1st Lien 4.286% (LIBOR01M + 2.50%) 5/1/26 ●	24,875	24,993
MGM Growth Properties Operating Partnership Tranche B 1st Lien 3.786% (LIBOR01M + 2.00%) 3/25/25 ●	142,417	142,951
Microchip Technology 1st Lien 3.79% (LIBOR01M + 2.00%) 5/29/25 ●	135,100	135,775

46

	Principal amount°	Value (US $)
Loan Agreements (continued)
ON Semiconductor Tranche B4 1st Lien 3.786% (LIBOR01M + 2.00%) 9/19/26 ●	74,909	$75,341
Penn National Gaming Tranche B1 1st Lien 4.036% (LIBOR01M + 2.25%) 10/15/25 ●	198,500	199,729
Perstorp Holding Tranche B 1st Lien 6.854% (LIBOR03M + 4.75%) 2/26/26 ●	93,530	88,853
PQ Tranche B 1st Lien 4.427% (LIBOR03M + 2.50%) 2/8/25 ●	152,190	152,380
Pregis TopCo Tranche B 1st Lien 5.786% (LIBOR01M + 4.00%) 8/1/26 ●	50,000	49,375
Prestige Brands Tranche B5 1st Lien 3.786% (LIBOR01M + 2.00%) 1/26/24 ●	90,831	91,048
Radiate Holdco Tranche B 1st Lien 4.786% (LIBOR01M + 3.00%) 2/1/24 ●	111,428	110,304
Sable International Finance Tranche B4 1st Lien 5.036% (LIBOR01M + 3.25%) 1/31/26 ●	218,667	219,578
Scientific Games International Tranche B5 1st Lien 4.536% (LIBOR01M + 2.75%) 8/14/24 ●	138,897	137,439
SFR Tranche B11 1st Lien 4.536% (LIBOR01M + 2.75%) 7/31/25 ●	66,885	64,878
Sinclair Television Group Tranche B1 1st Lien 4.04% (LIBOR01M + 2.25%) 1/3/24 ●	145,115	145,161
Sprint Communications Tranche B 1st Lien
4.313% (LIBOR01M + 2.50%) 2/3/24 ●	234,133	231,887
4.813% (LIBOR01M + 3.00%) 2/3/24 ●	49,625	49,459
SS&C European Holdings Tranche B4 1st Lien 4.036% (LIBOR01M + 2.25%) 4/16/25 ●	43,002	43,126

	Principal amount°	Value (US $)
Loan Agreements (continued)
SS&C Technologies Tranche B3 1st Lien 4.036% (LIBOR01M + 2.25%) 4/16/25 ●	65,875	$66,066
Surgery Center Holdings 1st Lien 5.04% (LIBOR01M + 3.25%) 8/31/24 ●	49,873	48,314
Tecta America 1st Lien 6.286% (LIBOR01M + 4.50%) 11/21/25 ●	74,438	72,577
Telenet Financing USD Tranche AN-DD 1st Lien 4.171% (LIBOR01M + 2.25%) 8/15/26 ●	120,000	120,063
TransDigm Tranche F 1st Lien 4.286% (LIBOR01M + 2.50%) 6/9/23 ●	178,644	178,029
Trident TPI Holdings 1st Lien 5.036% (LIBOR01M + 3.25%) 10/5/24 ●	60,599	57,216
UGI Energy Services Tranche B 1st Lien 5.536% (LIBOR01M + 3.75%) 8/13/26 ●	49,875	50,124
Ultimate Software Group 1st Lien 5.536% (LIBOR01M + 3.75%) 5/3/26 ●	143,354	143,832
US Foods Tranche B 1st Lien 3.786% (LIBOR01M + 2.00%) 9/13/26 ●	120,000	120,525
USI Tranche B 1st Lien 5.104% (LIBOR03M + 3.00%) 5/16/24 ●	99,492	96,710
Vistra Operations Tranche B3 1st Lien 3.828% (LIBOR01M + 2.00%) 12/31/25 ●	215,463	216,473
VVC Holding Tranche B 1st Lien 6.681% (LIBOR03M + 4.50%) 2/11/26 ●	84,575	84,046
Wand NewCo 3 Tranche B 1st Lien 5.286% (LIBOR01M + 3.50%) 2/5/26 ●	49,875	50,156
Zayo Group Tranche B2 1st Lien 4.036% (LIBOR01M + 2.25%) 1/19/24 ●	196,000	196,527

Total Loan Agreements (cost $7,638,307)		7,594,493

(continues)                                              47

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Municipal Bonds – 0.14%
California State (Build America Bonds) 7.55% 4/1/39	75,000	$123,163
South Carolina Public Service Authority Series D 4.77% 12/1/45	30,000	37,703
Texas Water Development Board Series B 5.00% 10/15/46	55,000	65,079

Total Municipal Bonds (cost $209,294)		225,945

Non-Agency Asset-Backed Securities – 4.54%
American Express Credit Account Master Trust
Series 2017-5 A 2.294% (LIBOR01M + 0.38%) 2/18/25 ●	355,000	355,325
Series 2018-3 A 2.234% (LIBOR01M + 0.32%) 10/15/25 ●	165,000	164,786
Barclays Dryrock Issuance Trust Series 2017-1 A 2.251% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 ●	100,000	100,069
Chase Issuance Trust Series 2018-A1 A1 2.121% (LIBOR01M + 0.20%) 4/17/23 ●	530,000	530,000
Citibank Credit Card Issuance Trust
Series 2017-A5 A5 2.47% (LIBOR01M + 0.62%, Floor 0.62%) 4/22/26 ●	100,000	100,520
Series 2017-A7 A7 2.348% (LIBOR01M + 0.37%) 8/8/24 ●	200,000	200,040
Series 2018-A2 A2 2.176% (LIBOR01M + 0.33%) 1/20/25 ●	275,000	274,753
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.163% 11/25/36 ●	294,983	302,780
CNH Equipment Trust Series 2019-B A2 2.55% 9/15/22	505,000	507,255

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Discover Card Execution Note Trust
Series 2017-A7 A7 2.281% (LIBOR01M + 0.36%) 4/15/25 ●	105,000	$104,854
Series 2018-A2 A2 2.251% (LIBOR01M + 0.33%) 8/15/25 ●	305,000	304,444
Ford Credit Auto Lease Trust Series 2019-B A2A 2.28% 2/15/22	700,000	701,741
Ford Credit Auto Owner Trust Series 2018-1 A 144A 3.19% 7/15/31 #	160,000	167,355
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	45,000	45,261
Mercedes-Benz Master Owner Trust
Series 2017-BA A 144A 2.334% (LIBOR01M + 0.42%) 5/16/22 #●	500,000	500,474
Series 2018-BA A 144A 2.254% (LIBOR01M + 0.34%) 5/15/23 #●	100,000	100,065
Series 2019-AA A 144A 2.264% (LIBOR01M + 0.35%) 5/15/23 #●	530,000	529,851
Navistar Financial Dealer Note Master Owner Trust II Series 2018-1 A 144A 2.453% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #●	55,000	55,051
Nissan Master Owner Trust Receivables Series 2017-C A 2.234% (LIBOR01M + 0.32%) 10/17/22 ●	265,000	265,106
Penarth Master Issuer Series 2018-2A A1 144A 2.328% (LIBOR01M + 0.45%) 9/18/22 #●	355,000	355,000
PFS Financing Series 2018-E A 144A 2.364% (LIBOR01M + 0.45%) 10/17/22 #●	505,000	504,986
Towd Point Mortgage Trust
Series 2015-5 A1B 144A 2.75% 5/25/55 #●	33,881	34,018
Series 2015-6 A1B 144A 2.75% 4/25/55 #●	40,854	41,079

48

	Principal amount°	Value (US $)
Non-Agency Asset-Backed Securities (continued)
Towd Point Mortgage Trust
Series 2017-1 A1 144A 2.75% 10/25/56 #●	54,229	$54,878
Series 2017-2 A1 144A 2.75% 4/25/57 #●	54,725	55,232
Series 2018-1 A1 144A 3.00% 1/25/58 #●	72,626	73,697
Toyota Auto Receivables Owner Trust Series 2019-B A2A 2.59% 2/15/22	420,000	421,646
Verizon Owner Trust Series 2017-3A A1A 144A 2.06% 4/20/22 #	210,000	210,063
Volkswagen Auto Loan Enhanced Trust Series 2018-1 A2B 2.026% (LIBOR01M + 0.18%) 7/20/21 ●	89,342	89,342
Volvo Financial Equipment Master Owner Trust Series 2017-A A 144A 2.414% (LIBOR01M + 0.50%) 11/15/22 #●	255,000	255,328
Wendys Funding Series 2018-1A A2I 144A 3.573% 3/15/48 #	78,600	81,026
Total Non-Agency Asset-Backed Securities (cost $7,439,467)		7,486,025

Non-Agency Collateralized Mortgage Obligations – 2.28%
Chase Home Lending Mortgage Trust
Series 2019-ATR1 A4 144A 4.00% 4/25/49 #●	58,018	58,226
Series 2019-ATR2 A3 144A 3.50% 7/25/49 #●	219,444	222,787
Connecticut Avenue Securities Trust Series 2019-R01 2M2 144A 4.273% (LIBOR01M + 2.45%) 7/25/31 #●	125,000	125,984
Flagstar Mortgage Trust
Series 2018-1 A5 144A 3.50% 3/25/48 #●	81,502	82,844
Series 2018-5 A7 144A 4.00% 9/25/48 #●	61,183	61,789

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Galton Funding Mortgage Trust Series 2018-1 A43 144A 3.50% 11/25/57 #●	54,276	$54,933
Holmes Master Issuer Series 2018-2A A2 144A 2.421% (LIBOR03M + 0.42%) 10/15/54 #●	184,266	184,188
JPMorgan Mortgage Trust
Series 2014-2 B1 144A 3.406% 6/25/29 #●	56,804	57,798
Series 2014-2 B2 144A 3.406% 6/25/29 #●	56,804	57,575
Series 2014-IVR6 2A4 144A 2.50% 7/25/44 #●	100,000	99,958
Series 2015-4 B1 144A 3.622% 6/25/45 #●	89,808	92,863
Series 2015-4 B2 144A 3.622% 6/25/45 #●	89,808	92,282
Series 2015-5 B2 144A 3.289% 5/25/45 #●	93,708	92,861
Series 2015-6 B1 144A 3.601% 10/25/45 #●	88,718	91,221
Series 2015-6 B2 144A 3.601% 10/25/45 #●	88,718	90,749
Series 2016-4 B1 144A 3.899% 10/25/46 #●	92,229	96,786
Series 2016-4 B2 144A 3.899% 10/25/46 #●	92,229	96,179
Series 2017-1 B2 144A 3.543% 1/25/47 #●	98,780	101,684
Series 2017-2 A3 144A 3.50% 5/25/47 #●	41,585	42,294
Series 2018-4 A15 144A 3.50% 10/25/48 #●	129,339	130,619
Series 2018-6 1A4 144A 3.50% 12/25/48 #●	66,083	66,674
Series 2018-7FRB A2 144A 2.768% (LIBOR01M + 0.75%) 4/25/46 #●	91,247	91,247
Series 2019-2 A4 144A 4.00% 8/25/49 #●	198,659	199,909
Series 2019-LTV3 A3 144A 3.50% 3/25/50 #=●	250,000	253,850
New Residential Mortgage Loan Trust Series 2018-RPL1 A1 144A 3.50% 12/25/57 #●	83,392	86,758

(continues)                                              49

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Non-Agency Collateralized Mortgage Obligations (continued)
Sequoia Mortgage Trust
Series 2014-2 A4 144A 3.50% 7/25/44 #●	24,514	$24,911
Series 2015-1 B2 144A 3.88% 1/25/45 #●	39,731	41,293
Series 2015-2 B2 144A 3.741% 5/25/45 #●	332,552	343,515
Series 2017-4 A1 144A 3.50% 7/25/47 #●	72,176	73,456
Series 2017-5 B1 144A 3.864% 8/25/47 #●	241,643	253,963
Series 2018-5 A4 144A 3.50% 5/25/48 #●	102,889	104,333
Series 2018-8 A4 144A 4.00% 11/25/48 #●	140,526	141,673
Series 2019-CH1 A1 144A 4.50% 3/25/49 #●	143,634	146,671
Total Non-Agency Collateralized Mortgage Obligations (cost $3,690,374)		3,761,873

Non-Agency Commercial Mortgage-Backed Securities – 6.30%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	225,000	240,733
Series 2017-BNK5 B 3.896% 6/15/60 ●	95,000	101,155
Series 2017-BNK7 A5 3.435% 9/15/60	190,000	203,939
Series 2019-BN20 A3 3.011% 9/15/61	205,000	214,375
Series 2019-BN21 A5 2.851% 10/17/52	200,000	206,207
BENCHMARK Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 ●	400,000	436,412
Series 2018-B3 A5 4.025% 4/10/51	130,000	145,162
Series 2018-B6 A4 4.261% 10/10/51	280,000	319,614
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	625,000	691,324
Series 2019-CF2 A5 2.874% 11/15/52	200,000	206,261
CD Mortgage Trust Series 2019-CD8 A4 2.912% 8/15/57	100,000	103,538

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	185,000	$201,889
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	120,000	128,271
Series 2016-P3 A4 3.329% 4/15/49	308,000	326,754
Series 2017-C4 A4 3.471% 10/12/50	120,000	129,089
COMM Mortgage Trust
Series 2013-CR6 AM 144A 3.147% 3/10/46 #	105,000	107,811
Series 2013-WWP A2 144A 3.424% 3/10/31 #	100,000	104,636
Series 2014-CR19 A5 3.796% 8/10/47	80,000	85,666
Series 2014-CR20 AM 3.938% 11/10/47	350,000	371,737
Series 2015-3BP A 144A 3.178% 2/10/35 #	130,000	136,390
Series 2015-CR23 A4 3.497% 5/10/48	115,000	122,336
DB-JPM
Series 2016-C1 A4 3.276% 5/10/49	165,000	174,522
Series 2016-C1 B 4.195% 5/10/49 ●	25,000	26,976
Series 2016-C3 A5 2.89% 8/10/49	140,000	144,852
GRACE Mortgage Trust Series 2014-GRCE A 144A 3.369% 6/10/28 #	250,000	253,676
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	100,000	101,281
Series 2015-GC32 A4 3.764% 7/10/48	75,000	80,874
Series 2017-GS5 A4 3.674% 3/10/50	175,000	189,816
Series 2017-GS6 A3 3.433% 5/10/50	115,000	123,079
Series 2018-GS9 A4 3.992% 3/10/51 ●	130,000	144,918
Series 2018-GS9 B 4.321% 3/10/51 ●	125,000	137,315
Series 2019-GC39 A4 3.567% 5/10/52	70,000	76,197

50

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Trust Series 2019-GC42 A4 3.001% 9/1/52	345,000	$360,605
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C27 XA 1.281% 2/15/48 S●	2,294,687	113,864
Series 2015-C31 A3 3.801% 8/15/48	515,000	557,447
Series 2015-C33 A4 3.77% 12/15/48	255,000	276,318
JPM-DB Commercial Mortgage Securities Trust Series 2017-C7 A5 3.409% 10/15/50	290,000	310,717
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.499% 4/15/46	150,000	153,718
Series 2015-JP1 A5 3.914% 1/15/49	170,000	185,474
Series 2016-JP2 AS 3.056% 8/15/49	180,000	184,647
Series 2016-WIKI A 144A 2.798% 10/5/31 #	105,000	106,094
Series 2016-WIKI B 144A 3.201% 10/5/31 #	85,000	86,064
Series 2019-OSB A 144A 3.397% 6/5/39 #	100,000	107,303
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	41,003	23,924
Morgan Stanley BAML Trust
Series 2014-C17 A5 3.741% 8/15/47	100,000	106,579
Series 2015-C26 A5 3.531% 10/15/48	120,000	128,217
Series 2016-C29 A4 3.325% 5/15/49	95,000	100,554
Morgan Stanley Capital I Trust Series 2006-HQ10 B 5.448% 11/12/41 ●	69,463	63,271
UBS Commercial Mortgage Trust Series 2018-C9 A4 4.117% 3/15/51 ●	225,000	252,028

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities (continued)
UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #●	150,000	$153,899
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	385,000	406,137
Series 2015-NXS3 A4 3.617% 9/15/57	80,000	85,755
Series 2016-BNK1 A3 2.652% 8/15/49	155,000	158,327
Series 2016-BNK1 B 2.967% 8/15/49	30,000	29,862
Series 2017-C38 A5 3.453% 7/15/50	140,000	150,065
WF-RBS Commercial Mortgage Trust Series 2012-C10 A3 2.875% 12/15/45	240,000	244,859

Total Non-Agency Commercial Mortgage-Backed Securities (cost $10,040,061)		10,382,533

Sovereign Bonds – 2.45%Δ
Argentina – 0.07%
Argentine Republic Government International Bond 5.625% 1/26/22	258,000	110,685

		110,685

Egypt – 0.60%
Egypt Government International Bond
144A 5.577% 2/21/23 #	545,000	560,160
144A 7.60% 3/1/29 #	200,000	212,058
144A 8.70% 3/1/49 #	200,000	214,897

		987,115

El Salvador – 0.11%
El Salvador Government International Bond 144A 7.125% 1/20/50 #	175,000	178,194

		178,194

Ghana – 0.19%
Ghana Government International Bond 144A 7.875% 3/26/27 #	300,000	312,243

		312,243

(continues)                                              51

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

	Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Ivory Coast – 0.12%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #	200,000	$196,840

		196,840
Paraguay – 0.14%
Paraguay Government International Bond 144A 5.40% 3/30/50 #	200,000	227,252

		227,252
Qatar – 0.13%
Qatar Government International Bond 144A 4.00% 3/14/29 #	200,000	222,266

		222,266
Russia – 0.28%
Russian Foreign Bond – Eurobond
144A 4.25% 6/23/27 #	200,000	214,681
144A 5.25% 6/23/47 #	200,000	239,108

		453,789
Senegal – 0.12%
Senegal Government International Bond 144A 6.75% 3/13/48 #	200,000	196,828

		196,828
South Africa – 0.12%
Republic of South Africa Government International Bond 5.75% 9/30/49	200,000	194,037

		194,037
Sri Lanka – 0.12%
Sri Lanka Government International Bond 144A 7.55% 3/28/30 #	200,000	202,374

		202,374
Turkey – 0.23%
Turkey Government International Bond
5.75% 5/11/47	200,000	171,783
6.35% 8/10/24	200,000	206,461

		378,244

	Principal amount°	Value (US $)
Sovereign BondsΔ (continued)
Uruguay – 0.09%
Uruguay Government International Bond 4.375% 1/23/31	140,000	$156,486

		156,486
Uzbekistan – 0.13%
Republic of Uzbekistan Bond 144A 5.375% 2/20/29 #	200,000	220,108

		220,108

Total Sovereign Bonds (cost $3,995,663)		4,036,461

Supranational Bank – 0.12%
Banque Ouest Africaine de Developpement 144A 4.70% 10/22/31 #	200,000	201,757

Total Supranational Bank (cost $200,000)		201,757

US Treasury Obligations – 26.76%
US Treasury Bond 2.25% 8/15/49	6,310,000	6,403,664
US Treasury Notes
1.50% 9/30/24	21,780,000	21,756,179
1.625% 8/15/29	16,035,000	15,941,359
Total US Treasury Obligations (cost $44,145,882)		44,101,202

	Number of shares
Short-Term Investments – 7.88%
Money Market Mutual Funds – 5.15%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	1,698,629	1,698,629
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	1,698,628	1,698,628
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	1,698,628	1,698,628

52

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	1,698,628	$1,698,628
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	1,698,628	1,698,628

		8,493,141

	Principal amount°
US Treasury Obligation – 2.73%≠
US Treasury Bill 1.25% 1/31/20	4,505,000	4,501,744

		4,501,744

Total Short-Term Investments (cost $12,991,001)		12,994,885

Total Value of Securities – 141.41% (cost $228,721,274)		$233,033,788

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2019, the aggregate value of Rule 144A securities was $47,639,229, which represents 28.91% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

♦

Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Oct. 31, 2019. Rate will reset at a future date.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
y	No contractual maturity date.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Oct. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Oct. 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

The following futures contracts and swap contracts were outstanding at Oct. 31, 2019:1

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
205	US Treasury 5 yr Notes	$24,436,641	$24,590,877	12/31/19	$—	$(154,236)	$113,711
29	US Treasury 10 yr Notes	3,778,610	3,738,353	12/19/19	40,257	—	23,563

Total Futures Contracts			$28,329,230		$40,257	$(154,236)	$137,274

(continues)                                              53

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]
Over-The-Counter:
Protection Sold/Moody’s Ratings:
MSCS-CMBX.NA.BBB-.6[5] 5/11/63-Monthly	890,000	3.00%	$(76,230)	$(103,336)	$27,106

The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipts) on swap contracts accrued daily in the amount of $(7,876).

5Markit’s CMBX Index, or the CMBX.NA Index, is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US

Agency and US Agency mortgage-backed securities appear under US Government.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

BADLARPP – Argentina Term Deposit Rate

BAML – Bank of America Merrill Lynch

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgage-Backed Securities Index North America

DB – Deutsche Bank AG

FHAVA – Federal Housing Administration & Veterans Administration

FREMF – Freddie Mac Multifamily

GNMA – Government National Mortgage Association

GS – Goldman Sachs

ICE – Intercontinental Exchange, Inc.

JPM – JPMorgan

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

MSCS – Morgan Stanley Capital Services LLC

RBS – Royal Bank of Scotland

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

USD – US Dollar

WF – Wells Fargo

yr – Year

See accompanying notes, which are an integral part of the financial statements.

54

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

October 31, 2019

	Principal amount°	Value (US $)

Corporate Bonds – 89.92%
Automotive – 0.50%
Allison Transmission 144A 5.875% 6/1/29 #	458,000	$494,640
		494,640
Banking – 3.68%
Ally Financial 8.00% 11/1/31	565,000	792,413
Credit Suisse Group 144A 6.25%#µy	550,000	587,819
Popular 6.125% 9/14/23	910,000	980,525
Royal Bank of Scotland Group 8.625%µy	1,005,000	1,085,400
Synovus Financial 5.90% 2/7/29 µ	195,000	209,137
		3,655,294
Basic Industry – 9.30%
BMC East 144A 5.50% 10/1/24 #	505,000	527,094
Boise Cascade 144A 5.625% 9/1/24 #	400,000	418,000
First Quantum Minerals
144A 7.25% 5/15/22 #	280,000	281,750
144A 7.50% 4/1/25 #	205,000	206,281
Freeport-McMoRan 5.45% 3/15/43	520,000	486,200
Hudbay Minerals 144A 7.625% 1/15/25 #	510,000	521,794
IAMGOLD 144A 7.00% 4/15/25 #	190,000	197,125
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	740,000	786,250
KB Home 4.80% 11/15/29	85,000	85,903
Kraton Polymers 144A 7.00% 4/15/25 #	495,000	504,900
Lennar 5.00% 6/15/27	240,000	260,100
New Enterprise Stone & Lime 144A 10.125% 4/1/22 #	420,000	436,800
Novelis 144A 5.875% 9/30/26 #	330,000	347,358
OCI 144A 5.25% 11/1/24 #	230,000	238,625
Olin
5.00% 2/1/30	630,000	622,913
5.625% 8/1/29	350,000	364,269
Standard Industries 144A 6.00% 10/15/25 #	925,000	975,875
Steel Dynamics
5.00% 12/15/26	388,000	414,268
5.50% 10/1/24	341,000	352,083
TMS International Holding 144A 7.25% 8/15/25 #	270,000	224,100

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Basic Industry (continued)
TPC Group 144A 10.50% 8/1/24 #	470,000	$500,550
Tronox Finance 144A 5.75% 10/1/25 #	515,000	487,963
		9,240,201
Capital Goods – 7.20%
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	560,000	589,400
Ashtead Capital 144A 5.25% 8/1/26 #	540,000	578,475
Berry Global 144A 5.625% 7/15/27 #	550,000	585,063
Bombardier 144A 7.50% 3/15/25 #	495,000	475,200
EnPro Industries 5.75% 10/15/26	440,000	466,400
Granite Holdings US Acquisition 144A 11.00% 10/1/27 #	255,000	237,787
Intertape Polymer Group 144A 7.00% 10/15/26 #	510,000	534,786
Mauser Packaging Solutions Holding 144A 7.25% 4/15/25 #	505,000	484,800
TransDigm
144A 5.50% 11/15/27 #	250,000	249,798
144A 6.25% 3/15/26 #	575,000	617,406
Trivium Packaging Finance
144A 5.50% 8/15/26 #	330,000	346,913
144A 8.50% 8/15/27 #	330,000	351,450
United Rentals North America
5.25% 1/15/30	460,000	485,300
5.875% 9/15/26	430,000	457,950
6.50% 12/15/26	370,000	401,913
Zekelman Industries 144A 9.875% 6/15/23 #	279,000	294,436
		7,157,077
Consumer Cyclical – 5.81%
AMC Entertainment Holdings 6.125% 5/15/27	950,000	863,906
Boyd Gaming 6.00% 8/15/26	725,000	771,219
Golden Nugget 144A 8.75% 10/1/25 #	348,000	367,140
Hilton Domestic Operating 144A 4.875% 1/15/30 #	250,000	266,250
M/I Homes 5.625% 8/1/25	600,000	627,000

(continues)                                              55

Schedules of investments

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
MGM Resorts International 5.75% 6/15/25	535,000	$596,525
Murphy Oil USA 4.75% 9/15/29	210,000	219,713
Scientific Games International
144A 8.25% 3/15/26 #	725,000	768,500
10.00% 12/1/22	728,000	750,750
William Carter 144A 5.625% 3/15/27 #	510,000	545,700
		5,776,703
Consumer Non-Cyclical – 2.82%
JBS USA
144A 5.50% 1/15/30 #	250,000	270,000
144A 5.75% 6/15/25 #	75,000	78,187
144A 6.50% 4/15/29 #	335,000	373,535
144A 6.75% 2/15/28 #	525,000	579,474
Pilgrim’s Pride 144A 5.75% 3/15/25 #	465,000	483,600
Post Holdings 144A 5.50% 12/15/29 #	490,000	517,783
Spectrum Brands 144A 5.00% 10/1/29 #	485,000	497,125
		2,799,704
Energy – 12.83%
AmeriGas Partners 5.875% 8/20/26	580,000	645,250
Cheniere Corpus Christi Holdings 7.00% 6/30/24	830,000	956,641
Cheniere Energy Partners
144A 4.50% 10/1/29 #	460,000	470,925
5.25% 10/1/25	305,000	316,819
Chesapeake Energy
7.00% 10/1/24	215,000	145,663
8.00% 1/15/25	705,000	468,825
Crestwood Midstream Partners 144A 5.625% 5/1/27 #	535,000	540,361
DCP Midstream Operating 5.125% 5/15/29	505,000	514,469
Genesis Energy 6.50% 10/1/25	785,000	748,694
Gulfport Energy 6.375% 1/15/26	385,000	232,925
Murphy Oil
5.625% 12/1/42	830,000	710,621
6.875% 8/15/24	685,000	725,990
Murphy Oil USA 5.625% 5/1/27	700,000	754,752

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
NuStar Logistics 6.00% 6/1/26	630,000	$676,431
Oasis Petroleum 144A 6.25% 5/1/26 #	525,000	359,887
Precision Drilling 144A 7.125% 1/15/26 #	840,000	730,800
Southwestern Energy 7.75% 10/1/27	890,000	769,850
Summit Midstream Holdings 5.75% 4/15/25	495,000	386,100
Sunoco 6.00% 4/15/27	235,000	247,337
Targa Resources Partners
5.375% 2/1/27	605,000	622,394
5.875% 4/15/26	475,000	497,610
Transocean 144A 9.00% 7/15/23 #	730,000	746,425
WPX Energy 5.25% 10/15/27	500,000	487,500
		12,756,269
Healthcare – 8.59%
AMN Healthcare 144A 4.625% 10/1/27 #	255,000	260,388
Bausch Health 144A 5.50% 11/1/25 #	990,000	1,038,272
Catalent Pharma Solutions 144A 5.00% 7/15/27 #	165,000	172,837
Charles River Laboratories International 144A 5.50% 4/1/26 #	1,135,000	1,211,613
Eagle Holding II 144A PIK 7.75% 5/15/22 #T	505,000	513,837
Encompass Health
4.50% 2/1/28	495,000	507,375
4.75% 2/1/30	165,000	170,569
5.75% 11/1/24	393,000	398,158
Hadrian Merger 144A 8.50% 5/1/26 #	550,000	542,437
HCA
5.375% 2/1/25	340,000	374,425
5.875% 2/1/29	600,000	681,000
7.58% 9/15/25	230,000	276,575
Hill-Rom Holdings
144A 4.375% 9/15/27 #	170,000	175,525
144A 5.00% 2/15/25 #	295,000	307,169
IQVIA 144A 5.00% 5/15/27 #	360,000	382,500
Tenet Healthcare
5.125% 5/1/25	190,000	194,987
8.125% 4/1/22	1,005,000	1,091,681

56

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
Teva Pharmaceutical Finance Netherlands III 6.00% 4/15/24	255,000	$239,381
		8,538,729
Insurance – 3.16%
Acrisure 144A 7.00% 11/15/25 #	290,000	266,800
GTCR AP Finance 144A 8.00% 5/15/27 #	330,000	338,250
HUB International 144A 7.00% 5/1/26 #	575,000	593,687
NFP 144A 8.00% 7/15/25 #	255,000	259,463
USI 144A 6.875% 5/1/25 #	765,000	780,300
WellCare Health Plans 144A 5.375% 8/15/26 #	845,000	900,981
		3,139,481
Media – 11.83%
CCO Holdings
144A 5.375% 6/1/29 #	465,000	497,550
144A 5.50% 5/1/26 #	45,000	47,531
144A 5.75% 2/15/26 #	905,000	957,943
144A 5.875% 5/1/27 #	275,000	292,187
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	762,000	839,629
Connect Finco 144A 6.75% 10/1/26 #	705,000	731,437
CSC Holdings
144A 5.75% 1/15/30 #	495,000	521,606
6.75% 11/15/21	455,000	491,400
144A 7.50% 4/1/28 #	440,000	497,200
144A 7.75% 7/15/25 #	360,000	387,000
144A 10.875% 10/15/25 #	260,000	293,887
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	495,000	525,937
Diamond Sports Group 144A 6.625% 8/15/27 #	850,000	877,625
Gray Television 144A 7.00% 5/15/27 #	495,000	543,520
LCPR Senior Secured Financing 144A 6.75% 10/15/27 #	255,000	261,694
Netflix
144A 4.875% 6/15/30 #	285,000	288,847
144A 5.375% 11/15/29 #	145,000	153,156
Nexstar Broadcasting 144A 5.625% 7/15/27 #	830,000	877,476

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Radiate Holdco 144A 6.625% 2/15/25 #	770,000	$781,550
Scripps Escrow 144A 5.875% 7/15/27 #	330,000	338,976
Sirius XM Radio
144A 4.625% 7/15/24 #	250,000	261,875
144A 5.375% 4/15/25 #	895,000	934,156
VTR Finance 144A 6.875% 1/15/24 #	345,000	354,488
		11,756,670
Real Estate – 0.87%
HAT Holdings I 144A 5.25% 7/15/24 #	825,000	869,344
		869,344
Services – 3.87%
Advanced Disposal Services 144A 5.625% 11/15/24 #	495,000	517,894
Clean Harbors
144A 4.875% 7/15/27 #	290,000	303,033
144A 5.125% 7/15/29 #	290,000	309,575
Covanta Holding 6.00% 1/1/27	470,000	493,500
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	720,000	814,500
Prime Security Services Borrower
144A 5.75% 4/15/26 #	705,000	724,828
144A 9.25% 5/15/23 #	177,000	186,536
Staples 144A 10.75% 4/15/27 #	475,000	495,187
		3,845,053
Technology & Electronics – 6.47%
Banff Merger 144A 9.75% 9/1/26 #	275,000	257,469
Broadcom 3.50% 1/15/28	495,000	484,746
Camelot Finance 144A 4.50% 11/1/26 #	415,000	420,353
CDK Global 5.875% 6/15/26	681,000	731,224
CommScope Technologies
144A 5.00% 3/15/27 #	120,000	98,700
144A 6.00% 6/15/25 #	370,000	333,093
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	880,000	917,400
Micron Technology 4.663% 2/15/30	495,000	520,542
NCR 144A 6.125% 9/1/29 #	505,000	530,881

(continues)                                              57

Schedules of investments

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)
RP Crown Parent 144A 7.375% 10/15/24 #	768,000	$798,574
SS&C Technologies 144A 5.50% 9/30/27 #	793,000	847,519
Verscend Escrow 144A 9.75% 8/15/26 #	460,000	491,050
		6,431,551
Telecommunications – 7.41%
Altice Luxembourg 144A 7.625% 2/15/25 #	230,000	238,050
C&W Senior Financing
144A 6.875% 9/15/27 #	225,000	237,656
144A 7.50% 10/15/26 #	430,000	462,787
CenturyLink 7.50% 4/1/24	450,000	511,875
Cincinnati Bell 144A 7.00% 7/15/24 #	565,000	512,737
Frontier Communications 144A 8.00% 4/1/27 #	480,000	505,200
Level 3 Financing 5.375% 5/1/25	952,000	986,510
Sprint
7.125% 6/15/24	385,000	418,687
7.625% 3/1/26	190,000	210,663
7.875% 9/15/23	995,000	1,100,719
Sprint Capital 8.75% 3/15/32	180,000	219,938
T-Mobile USA
6.00% 4/15/24	325,000	338,000
6.375% 3/1/25 =	320,000	0
6.50% 1/15/26	532,000	570,623
6.50% 1/15/26 =	167,000	0
Vodafone Group 7.00% 4/4/79 µ	285,000	330,240
Zayo Group 6.375% 5/15/25	695,000	717,066
		7,360,751
Transportation – 1.53%
Avis Budget Car Rental 144A 6.375% 4/1/24 #	182,000	190,417
Avolon Holdings Funding
144A 4.375% 5/1/26 #	335,000	354,829
144A 5.25% 5/15/24 #	260,000	284,180
DAE Funding 144A 5.75% 11/15/23 #	527,000	553,350
VistaJet Malta Finance 144A 10.50% 6/1/24 #	145,000	141,375
		1,524,151

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Utilities – 4.05%
AES 5.125% 9/1/27	380,000	$409,444
Calpine
144A 5.25% 6/1/26 #	329,000	343,394
144A 5.875% 1/15/24 #	795,000	814,477
TerraForm Power Operating
144A 4.75% 1/15/30 #	485,000	503,187
144A 5.00% 1/31/28 #	245,000	259,627
Vistra Operations
144A 5.00% 7/31/27 #	641,000	665,038
144A 5.50% 9/1/26 #	564,000	597,400
144A 5.625% 2/15/27 #	410,000	436,138
		4,028,705
Total Corporate Bonds (cost $87,231,005)		89,374,323

Loan Agreements – 5.01%
ADT Tranche B 1st Lien 5.247% (LIBOR01M + 3.25%) 9/23/26 ●	252,000	243,889
Air Medical Group Holdings Tranche B 1st Lien 5.096% (LIBOR01M + 3.25%) 4/28/22 ●	157,896	141,859
Applied Systems 2nd Lien 9.104% (LIBOR03M + 7.00%) 9/19/25 ●	949,290	964,123
Apro Tranche B 1st Lien
0.00% 10/28/26 ● X	272,222	272,222
0.00% 10/28/26 ● X	77,778	77,775
Blue Ribbon 1st Lien 6.266% (LIBOR03M + 4.00%) 11/13/21 ●	161,356	139,842
Chuck E. Cheese Entertainment Tranche B 1st Lien 8.286% (LIBOR01M + 6.50%) 8/30/26 ●	255,000	245,119
Frontier Communications Tranche B1 1st Lien 5.54% (LIBOR01M + 3.75%) 6/15/24 ●	501,275	500,231
Howden Tranche B 1st Lien 7.354% (LIBOR03M + 5.25%) 9/30/26 ●	258,000	244,778
Kronos 2nd Lien 10.503% (LIBOR03M + 8.25%) 11/1/24 ●	327,000	330,679

58

	Principal amount°	Value (US $)
Loan Agreements (continued)
LCPR Loan Financing Tranche B 1st Lien 6.828% (LIBOR03M + 5.00%) 10/22/26 ●	193,000	$194,749
Merrill Communications Tranche B 1st Lien 7.089% (LIBOR03M + 5.00%) 9/26/26 ●	354,000	353,558
Panther BF Aggregator 2 Tranche B 1st Lien 5.30% (LIBOR01M + 3.50%) 4/30/26 ●	235,000	232,060
Stars Group Tranche B 1st Lien 5.604% (LIBOR03M + 3.50%) 7/10/25 ●	223,821	224,963
Summit Midstream Partners Holdings Tranche B 1st Lien 7.786% (LIBOR01M + 6.00%) 5/21/22 ●	218,333	212,784
Vantage Specialty Chemicals 2nd Lien 10.337% (LIBOR02M + 8.25%) 10/26/25 ●	275,000	250,250
Verscend Holding Tranche B 1st Lien 6.286% (LIBOR01M + 4.50%) 8/27/25 ●	345,579	346,528

Total Loan Agreements (cost $5,054,400)		4,975,409

	Number of shares
Common Stock – 0.00%
Century Communications =†	60,000	0
Total Common Stock (cost $1,816)		0

Short-Term Investments – 5.19%
Money Market Mutual Funds – 5.19%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	1,031,777	1,031,777
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	1,031,777	1,031,777

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	1,031,776	$1,031,776
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	1,031,776	1,031,776
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	1,031,776	1,031,776

Total Short-Term Investments (cost $5,158,882)		5,158,882

Total Value of Securities – 100.12% (cost $97,446,103)		$99,508,614

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2019, the aggregate value of Rule 144A securities was $55,703,237, which represents 56.04% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

T	PIK. The first payment of cash and/or principal will be made after Oct. 31, 2019.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at Oct. 31, 2019. Rate will reset at a future date.
y	No contractual maturity date.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Oct. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the

(continues)                                              59

Schedules of investments

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.
X	This loan will settle after Oct. 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

Summary of abbreviations:

GS – Goldman Sachs

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1Month

LIBOR02M – ICE LIBOR USD 2Month

LIBOR03M – ICE LIBOR USD 3Month

LIBOR06M – ICE LIBOR USD 6Month

PIK – Pay-in-kind

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

60

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

October 31, 2019

	Number of shares	Value (US $)
Common Stock – 96.55%Δ
Brazil – 6.15%
Embraer ADR	103,356	$1,795,294
Hypera	230,500	1,978,260
Suzano	139,400	1,139,740
		4,913,294
China/Hong Kong – 33.96%
Alibaba Group Holding ADR †	17,536	3,098,085
Brilliance China Automotive Holdings	508,000	562,719
China Medical System Holdings	1,033,000	1,405,290
China Merchants Bank Class H	603,500	2,888,131
China Mobile	193,000	1,571,398
CSPC Pharmaceutical Group	1,010,000	2,597,196
Hengan International Group	220,000	1,538,550
Jiangsu Expressway Class H	556,000	739,351
NetEase ADR	5,695	1,627,973
Ping An Insurance Group Co. of China Class H	368,000	4,261,896
Sands China	477,600	2,361,807
Tingyi Cayman Islands Holding	1,162,000	1,548,157
WH Group 144A #	2,750,500	2,920,407
		27,120,960
India – 11.79%
Bajaj Auto	23,500	1,075,907
HCL Technologies	112,236	1,839,908
Housing Development Finance	32,137	965,939
Indiabulls Housing Finance	251,078	731,513
Infosys ADR	124,176	1,190,848
Larsen & Toubro	23,111	479,970
Lupin	98,153	1,031,088
Power Grid Corp of India	163,744	457,905
Vedanta	784,556	1,640,927
		9,414,005
Indonesia – 1.50%
Bank Rakyat Indonesia Persero	4,002,100	1,200,316
		1,200,316
Malaysia – 2.64%
AMMB Holdings	723,100	690,480
Genting Malaysia	1,061,400	815,387
Malayan Banking	291,579	600,115
		2,105,982

	Number of shares	Value (US $)
Common StockΔ (continued)
Mexico – 3.45%
Fibra Uno Administracion	1,105,342	$1,680,150
Grupo Financiero Banorte Class O	196,984	1,077,055
		2,757,205
Peru – 0.90%
Credicorp	3,358	718,746
		718,746
Qatar – 0.40%
Qatar Electricity & Water	73,800	320,253
		320,253
Republic of Korea – 13.34%
Korea Zinc	1,690	631,144
LG Chem	10,574	2,794,710
Samsung Electronics	104,793	4,539,574
Samsung Fire & Marine Insurance	5,128	954,241
Shinhan Financial Group	47,365	1,730,210
		10,649,879
Romania – 0.32%
Societatea Nationala de Gaze Naturale ROMGAZ GDR ≥	31,690	256,689
		256,689
Russia – 5.17%
Gazprom PJSC ADR	317,758	2,543,335
LUKOIL PJSC ADR	17,199	1,581,620
		4,124,955
South Africa – 1.05%
Sasol	46,368	841,623
		841,623
Taiwan – 10.82%
ASE Technology Holding	647,000	1,689,739
CTBC Financial Holding	1,716,046	1,195,124
Mega Financial Holding	786,245	772,284
Taiwan Semiconductor Manufacturing	508,588	4,987,222
		8,644,369
Thailand – 1.10%
Kasikornbank NVDR	189,900	874,188
		874,188

(continues)                                              61

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

	Number of shares	Value (US $)
Common StockΔ (continued)
United Arab Emirates – 1.15%
First Abu Dhabi Bank	221,782	$919,072
		919,072
United Kingdom – 2.81%
Anglo American	14,754	378,715
Mondi	90,223	1,867,004
		2,245,719
Total Common Stock (cost $73,955,754)		77,107,255

Preferred Stock – 3.11%Δ
Brazil – 2.53%
Itau Unibanco Holding ADR 7.61%	102,716	927,525
Itausa - Investimentos Itau 5.10%	319,788	1,092,406
		2,019,931
Republic of Korea – 0.58%
Samsung Electronics 3.25%	13,251	467,535
		467,535
Total Preferred Stock (cost $2,193,093)		2,487,466

Short-Term Investments – 0.34%
Money Market Mutual Funds – 0.34%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	54,342	54,342
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	54,343	54,343
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	54,343	54,343
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	54,343	54,343

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	54,343	$54,343

Total Short-Term Investments (cost $271,714)		271,714

Total Value of Securities – 100.00% (cost $76,420,561)		$79,866,435

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2019, the aggregate value of Rule 144A securities was $2,920,407, which represents 3.66% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

≥

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At Oct. 31, 2019, the aggregate value of Regulation S securities was $256,689 which represents 0.32% of the Portfolio’s net assets.

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 33 in “Security type / country and sector allocations.”
†	Non-income producing security.

62

The following foreign currency exchange contracts were outstanding at Oct. 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Depreciation
BNYM	HKD	(3,249,904)	USD	414,499	11/1/19	$(240)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Portfolio’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BNYM – The Bank of New York Mellon

GDR – Global Depositary Receipt

GS – Goldman Sachs

HKD – Hong Kong Dollar

NVDR – Non-Voting Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              63

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

October 31, 2019

	Number of shares	Value (US $)
Common Stock – 98.51%Δ
Argentina – 0.10%
IRSA Inversiones y Representaciones ADR †	8,000	$41,120
IRSA Propiedades Comerciales ADR	221	2,650
		43,770
Bahrain – 0.02%
Aluminum Bahrain GDR 144A #†	1,800	10,170
		10,170
Brazil – 13.43%
B2W Cia Digital †	148,741	1,883,694
Banco Bradesco ADR	61,792	541,298
Banco Santander Brasil ADR	28,000	328,720
BRF ADR †	52,300	458,148
Cia Brasileira de Distribuicao ADR	13,900	286,618
Gerdau ADR	11,300	37,177
Itau Unibanco Holding ADR	68,207	615,909
Petroleo Brasileiro ADR	42,600	691,824
Rumo †	4,100	23,391
Telefonica Brasil ADR	23,055	303,634
TIM Participacoes ADR	16,000	226,400
Vale ADR †	23,300	273,542
		5,670,355
Chile – 0.60%
Latam Airlines Group ADR	9,000	101,430
Sociedad Quimica y Minera de Chile ADR	5,500	149,490
		250,920
China/Hong Kong – 29.47%
Alibaba Group Holding ADR †	9,600	1,696,032
Baidu ADR †	4,650	473,604
BeiGene †	9,300	98,982
China Mengniu Dairy †	128,000	512,101
China Mobile ADR	21,719	877,013
China Petroleum & Chemical Class H	82,000	47,091
China Petroleum & Chemical ADR	4,470	252,510
CNOOC ADR	2,400	356,496
Ctrip.com International ADR †	12,800	422,272
Genscript Biotech †	60,000	144,258
JD.com ADR †	25,100	781,865
Kunlun Energy	176,000	164,187
Kweichow Moutai Class A	3,700	620,581

	Number of shares	Value (US $)
Common StockΔ (continued)
China/Hong Kong (continued)
PetroChina ADR	3,000	$144,690
Ping An Insurance Group Co. of China Class H	60,500	700,665
SINA †	16,300	645,480
Sohu.com ADR †	16,800	172,200
Tencent Holdings	47,500	1,944,627
Tencent Music Entertainment Group ADR †	11	152
Tianjin Development Holdings	164,000	47,300
Tingyi Cayman Islands Holding	270,000	359,727
Tsingtao Brewery Class H	94,000	546,417
Uni-President China Holdings	465,000	480,669
Weibo ADR †	4,470	219,879
Wuliangye Yibin Class A	39,200	735,926
		12,444,724
India – 10.05%
Dr Reddy’s Laboratories	10,425	409,071
Reliance Industries GDR 144A #	85,126	3,494,422
Tata Chemicals	28,827	254,745
Tata Motors ADR †	6,900	83,352
		4,241,590
Indonesia – 2.86%
Astra International	587,700	290,982
Bank Central Asia	409,700	917,936
		1,208,918
Malaysia – 0.12%
UEM Sunrise †	308,500	50,574
		50,574
Mexico – 4.81%
America Movil Class L ADR	13,600	215,016
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	59,600	396,936
Becle	130,000	223,892
Coca-Cola Femsa ADR	9,700	533,306
Grupo Financiero Banorte Class O	27,500	150,363
Grupo Televisa ADR	46,200	510,510
		2,030,023

64

	Number of shares	Value (US $)
Common StockΔ (continued)
Peru – 0.79%
Cia de Minas Buenaventura ADR	21,600	$331,344
		331,344
Republic of Korea – 15.93%
LG Uplus	18,000	208,088
Samsung Electronics	63,322	2,743,074
SK Hynix	28,262	1,991,907
SK Telecom	1,705	347,316
SK Telecom ADR	62,300	1,436,015
		6,726,400
Russia – 7.86%
Etalon Group GDR 144A #	4,800	8,544
Gazprom PJSC ADR	115,071	921,028
LUKOIL (London International Exchange) ADR	5,269	484,537
Mobile TeleSystems ADR	24,000	214,800
Rosneft Oil GDR	96,838	641,261
Sberbank of Russia PJSC	137,546	503,851
VEON ADR	45,641	109,538
X5 Retail Group GDR	5,329	178,308
Yandex Class A †	7,700	257,103
		3,318,970
Taiwan – 11.14%
Hon Hai Precision Industry	280,564	742,874
MediaTek	98,000	1,313,513
Taiwan Semiconductor Manufacturing	167,000	1,637,605
Taiwan Semiconductor Manufacturing ADR	15,200	784,776
United Microelectronics ADR	100,000	226,000
		4,704,768
Turkey – 1.33%
Akbank T.A.S. †	260,968	315,412
Anadolu Efes Biracilik Ve Malt Sanayii	25,218	84,821
Turkcell Iletisim Hizmetleri ADR	23,700	129,639
Turkiye Sise ve Cam Fabrikalari	42,425	32,279
		562,151
Total Common Stock (cost $34,070,608)		41,594,677

	Number of shares	Value (US $)
Preferred Stock – 0.67%Δ
Brazil – 0.08%
Gerdau 2.17%	10,100	$33,822
		33,822
Republic of Korea – 0.46%
LG Electronics 2.81%	8,325	194,986
		194,986
Russia – 0.13%
Transneft PJSC 6.46%	20	51,932
		51,932

Total Preferred Stock (cost $291,682)		280,740

Short-Term Investments – 0.10%
Money Market Mutual Funds – 0.10%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	8,708	8,708
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	8,707	8,707
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	8,707	8,707
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	8,707	8,707
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	8,707	8,707

Total Short-Term Investments (cost $43,536)		43,536

Total Value of Securities – 99.28% (cost $34,405,826)		$41,918,953

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2019, the aggregate value of Rule 144A securities was $3,513,136, which represents 8.32% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

(continues)                                              65

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 34 in “Security type / country and sector allocations.”
†	Non-income producing security.

Summary of abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

66

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

October 31, 2019

	Number of shares	Value (US $)
Common Stock – 98.07%Δ
Australia – 1.20%
QBE Insurance Group	627,204	$5,447,775
		5,447,775
China/Hong Kong – 6.08%
CK Hutchison Holdings	1,540,500	14,253,059
WH Group 144A #	12,574,000	13,350,733
		27,603,792
Denmark – 1.77%
ISS	306,446	8,019,344
		8,019,344
France – 6.94%
Cie de Saint-Gobain	314,309	12,784,516
Sanofi	129,626	11,944,528
Societe Generale	238,956	6,782,619
		31,511,663
Germany – 9.71%
Allianz	47,424	11,583,345
Bayerische Motoren Werke	43,311	3,319,020
Daimler	225,721	13,194,041
Evonik Industries	273,823	7,222,587
Telefonica Deutschland Holding	2,756,775	8,747,326
		44,066,319
Italy – 4.66%
Enel	1,284,362	9,941,196
Eni	740,466	11,206,672
		21,147,868
Japan – 26.50%
Coca-Cola Bottlers Japan Holdings	358,100	8,180,690
FUJIFILM Holdings	277,000	12,260,950
Fujitsu	102,200	9,105,160
Honda Motor	498,000	13,567,145
Isuzu Motors	457,800	5,373,289
Kyocera	151,900	10,046,021
Mitsubishi Electric	571,100	8,231,476
Nippon Telegraph & Telephone	141,100	7,024,295
Otsuka Holdings	186,600	7,841,382
Secom	34,200	3,187,545
Sekisui Chemical	360,200	6,334,103
Sumitomo Electric Industries	466,800	6,468,804
Takeda Pharmaceutical	343,500	12,494,379

	Number of shares	Value (US $)
Common StockΔ (continued)
Japan (continued)
Tokio Marine Holdings	187,700	$10,199,311
		120,314,550
Netherlands – 0.67%
Koninklijke Ahold Delhaize	122,478	3,049,589
		3,049,589
Singapore – 5.38%
Singapore Telecommunications	3,939,800	9,556,647
United Overseas Bank	754,909	14,887,874
		24,444,521
Spain – 2.78%
Banco Santander	2,891,452	11,590,062
Iberdrola	101,500	1,042,373
		12,632,435
Sweden – 2.83%
Telia	2,928,325	12,873,991
		12,873,991
Switzerland – 5.73%
ABB	501,351	10,514,903
Novartis	94,466	8,243,870
Zurich Insurance Group	18,606	7,270,768
		26,029,541
United Kingdom – 23.82%
BP	1,384,409	8,774,588
G4S	2,929,345	7,847,082
GlaxoSmithKline	556,405	12,746,994
John Wood Group	1,026,836	4,499,769
Kingfisher	2,953,679	7,927,572
Lloyds Banking Group	17,788,275	13,087,880
National Grid	377,979	4,412,901
Royal Dutch Shell Class B	442,132	12,702,834
SSE	787,478	13,092,465
Tesco	3,597,674	10,960,901
Travis Perkins	181,558	3,370,146
WPP	698,916	8,720,243
		108,143,375
Total Common Stock (cost $452,025,530)		445,284,763

(continues)                                              67

Schedules of investments

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

	Number of shares	Value (US $)
Preferred Stock – 0.10%
Bayerische Motoren Werke 6.02%	6,993	$430,911
Total Preferred Stock (cost $505,658)		430,911

Short-Term Investments – 0.61%
Money Market Mutual Funds – 0.61%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	552,649	552,649
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	552,650	552,649
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	552,650	552,650
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	552,650	552,650
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	552,650	$552,650

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	552,650	$ 552,650
Total Short-Term Investments (cost $2,763,248)		2,763,248

Total Value of Securities – 98.78% (cost $455,294,436)		$448,478,922

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2019, the aggregate value of Rule 144A securities was $13,350,733, which represents 2.94% of the Portfolio’s net assets. See Note 11 in “Notes to financial statements.”

Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 35 in “Security type / country and sector allocations.”

GS – Goldman Sachs

See accompanying notes, which are an integral part of the financial statements.

68

Statements of assets and liabilities

Macquarie Institutional Portfolios

October 31, 2019

	Macquarie Large Cap Value Portfolio	Macquarie Core Plus Bond Portfolio	Macquarie High Yield Bond Portfolio
Assets:
Investments, at value[1]	$47,760,100	$233,033,788	$99,508,614
Cash	—	277,015	730
Cash collateral due from brokers	—	311,700	—
Foreign currencies, at value[2]	—	81	—
Dividends and interest receivable	104,173	1,367,010	1,426,472
Receivable for securities sold	—	5,915,619	250,000
Receivable for fund shares sold	—	—	10,000
Swap payments receivable	—	642	—
Variation margin due from brokers for futures contracts	—	137,274	—
Unrealized appreciation on credit default swap contracts	—	27,106	—

Total assets	47,864,273	241,070,235	101,195,816

Liabilities:
Payable for securities purchased	—	6,049,546	1,744,021
Payable for fund shares redeemed	—	70,000,000	—
Accounting and administration fees payable to non-affiliates	11,892	18,871	13,029
Investment management fees payable to affiliates	5,985	50,875	27,891
Audit and tax fees payable	4,750	5,700	5,700
Custody fees payable	4,290	9,934	2,111
Reports and statements to shareholders payable to non-affiliates	2,980	8,070	2,165
Accounting and administration fees payable to affiliates	474	1,007	622
Other accrued expenses	383	1,509	632
Dividend disbursing and transfer agent fees and expenses payable to affiliates	301	1,490	631
Trustees’ fees and expenses payable	149	737	307
Legal fees payable to affiliates	71	711	147
Reports and statements to shareholders expenses payable to affiliates	49	203	101
Pricing fees payable	—	21,749	4,329
Upfront payments received on credit default swap contracts	—	103,336	—

Total liabilities	31,324	76,273,738	1,801,686

Total Net Assets	$47,832,949	$164,796,497	$99,394,130

(continues)                                             69

Statements of assets and liabilities

Macquarie Institutional Portfolios

	Macquarie Large Cap Value Portfolio	Macquarie Core Plus Bond Portfolio	Macquarie High Yield Bond Portfolio
Net Assets Consist of:
Paid-in capital	$29,450,613	$151,825,232	$110,542,742
Total distributable earnings (loss)	18,382,336	12,971,265	(11,148,612)

Total Net Assets	$47,832,949	$164,796,497	$99,394,130

Net Asset Value

Portfolio Class
Net assets	$47,832,949	$164,796,497	$99,394,130
Shares of beneficial interest outstanding, unlimited authorization, no par	1,964,153	15,350,950	13,192,900
Net asset value per share	$24.35	$10.74	$7.53

[1] Investments, at cost	$43,886,254	$228,721,274	$97,446,103
[2] Foreign currencies, at cost	—	89	—

See accompanying notes, which are an integral part of the financial statements.

70

	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Assets:
Investments, at value[1]	$79,866,435	$41,918,953	$448,478,922
Cash	332,227	—	—
Foreign currencies, at value[2]	61,560	270,983	343,689
Receivable for securities sold	707,437	—	—
Dividends and interest receivable	107,379	93,179	1,906,718
Foreign tax reclaims receivable	—	859	2,447,317
Receivable for fund shares sold	—	—	1,250,000

Total assets	81,075,038	42,283,974	454,426,646

Liabilities:
Payable for securities purchased	1,087,861	—	—
Investment management fees payable to affiliates	65,838	23,347	279,484
Custody fees payable	27,000	10,141	67,140
Accounting and administration fees payable to non-affiliates	12,552	11,747	20,404
Audit and tax fees payable	6,250	6,250	6,250
Other accrued expenses	3,274	1,424	3,502
Pricing fees payable	3,212	2,555	3,452
Reports and statements to shareholders expenses payable to non-affiliates	3,053	798	11,630
Accounting and administration fees payable to affiliates	561	457	1,591
Dividend disbursing and transfer agent fees and expenses payable to affiliates	494	262	2,795
Unrealized depreciation on foreign currency exchange contracts	240	—	—
Trustees’ fees and expenses payable	236	125	1,332
Legal fees payable to affiliates	113	60	640
Reports and statements to shareholders expenses payable to affiliates	80	42	450
Capital gains tax payable	—	4,282	—

Total liabilities	1,210,764	61,490	398,670

Total Net Assets	$79,864,274	$42,222,484	$454,027,976

(continues)                                             71

Statements of assets and liabilities

Macquarie Institutional Portfolios

	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Net Assets Consist of:
Paid-in capital	$121,898,354	$34,451,659	$443,258,216
Total distributable earnings (loss)[3]	(42,034,080)	7,770,825	10,769,760

Total Net Assets	$79,864,274	$42,222,484	$454,027,976

Net Asset Value

Portfolio Class
Net assets	$79,864,274	$42,222,484	$454,027,976
Shares of beneficial interest outstanding, unlimited authorization, no par	9,841,978	4,348,537	31,560,335
Net asset value per share	$8.11	$9.71	$14.39

[1]Investments, at cost	$76,420,561	$34,405,826	$455,294,436
[2]Foreign currencies, at cost	61,420	265,243	337,280
[3]Includes deferred capital gains tax payable	—	4,282	—

See accompanying notes, which are an integral part of the financial statements.

72

Statements of operations

Macquarie Institutional Portfolios

Year ended October 31, 2019

	Macquarie Large Cap Value Portfolio	Macquarie Core Plus Bond Portfolio	Macquarie High Yield Bond Portfolio
Investment Income:
Dividends	$2,145,735	$106,569	$62,939
Interest	25,533	8,053,561	5,270,975
Foreign tax withheld	—	(319)	—

	2,171,268	8,159,811	5,333,914

Expenses:
Management fees	454,800	964,923	394,665
Accounting and administration expenses	54,572	82,381	55,332
Audit and tax fees	34,760	46,228	43,675
Registration fees	30,997	25,682	19,794
Dividend disbursing and transfer agent fees and expenses	9,687	26,239	10,329
Legal fees	8,971	26,191	6,063
Custodian fees	6,374	23,663	4,986
Trustees’ fees and expenses	5,183	13,420	5,139
Reports and statements to shareholders expenses	5,037	21,638	7,694
Other	7,249	98,915	21,555

	617,630	1,329,280	569,232
Less expenses waived	(39,117)	(309,972)	(50,509)
Less expenses paid indirectly	(397)	(8,370)	(1,597)

Total operating expenses	578,116	1,010,938	517,126

Net Investment Income	1,593,152	7,148,873	4,816,788

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments*	15,010,935	5,817,371	(1,775,959)
Foreign currencies	—	(145,873)	—
Foreign currency exchange contracts	—	(34,452)	—
Futures contracts	—	3,342,858	—
Options purchased	—	(30,949)	—
Swap contracts	—	117,657	—

Net realized gain (loss)	15,010,935	9,066,612	(1,775,959)

Net change in unrealized appreciation (depreciation) of:
Investments	(10,895,342)	9,275,034	4,237,006
Foreign currencies	—	1,711	—
Foreign currency exchange contracts	—	2,483	—
Futures contracts	—	(313,315)	—
Swap contracts	—	36,899	—

Net change in unrealized appreciation (depreciation)	(10,895,342)	9,002,812	4,237,006

Net Realized and Unrealized Gain	4,115,593	18,069,424	2,461,047

Net Increase in Net Assets Resulting from Operations	$5,708,745	$25,218,297	$7,277,835

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              73

Statements of operations

Macquarie Institutional Portfolios

	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Investment Income:
Dividends	$2,984,726	$959,465	$19,379,963
Interest	5,301	4,222	12,588
Foreign tax withheld	(230,203)	(116,758)	(1,423,880)

	2,759,824	846,929	17,968,671

Expenses:
Management fees	792,052	380,619	3,136,731
Audit and tax fees	76,435	43,051	41,274
Accounting and administration expenses	53,261	46,558	113,189
Custodian fees	43,436	15,347	98,848
Registration fees	17,359	24,730	22,909
Dividend disbursing and transfer agent fees and expenses	9,259	4,592	48,914
Legal fees	7,126	2,543	44,014
Reports and statements to shareholders expenses	5,667	5,232	25,154
Trustees’ fees and expenses	4,769	2,240	24,957
Other	19,479	14,003	28,959

	1,028,843	538,915	3,584,949
Less expenses waived	—	(82,598)	—
Less expenses paid indirectly	(316)	(53)	(1,015)

Total operating expenses	1,028,527	456,264	3,583,934

Net Investment Income	1,731,297	390,665	14,384,737

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments[1]	(3,599,736)	855,156	8,149,949
Foreign currencies	4,719	(16,370)	(18,794)
Foreign currency exchange contracts	(21,110)	(4,549)	(11,709)

Net realized gain (loss)	(3,616,127)	834,237	8,119,446

Net change in unrealized appreciation (depreciation) of:
Investments[2]	9,263,918	4,496,519	11,957,479
Foreign currencies	14,221	9,348	74,948
Foreign currency exchange contracts	(306)	—	766

Net change in unrealized appreciation (depreciation)	9,277,833	4,505,867	12,033,193

Net Realized and Unrealized Gain	5,661,706	5,340,104	20,152,639

Net Increase in Net Assets Resulting from Operations	$7,393,003	$5,730,769	$34,537,376

*

Includes $175,425 & 114,275 related to General Motors term loan litigation for Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio. See Note 14 in “Notes to financial statements.”

[1]	Includes $2,034 and $460 capital gains taxes paid for Macquarie Emerging Markets Portfolio and Macquarie Emerging Markets Portfolio II, respectively.
[2]	Includes increase of $4,282 capital gains tax accrued for Macquarie Emerging Markets Portfolio II.

See accompanying notes, which are an integral part of the financial statements.

74

Statements of changes in net assets

Macquarie Institutional Portfolios

	Macquarie Large Cap Value Portfolio		Macquarie Core Plus Bond Portfolio		Macquarie High Yield Bond Portfolio
	Year ended		Year ended		Year ended
	10/31/19	10/31/18	10/31/19	10/31/18	10/31/19	10/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,593,152	$2,175,011	$7,148,873	$7,009,383	$4,816,788	$5,308,443
Net realized gain (loss)	15,010,935	13,590,238	9,066,612	(6,035,939)	(1,775,959)	(442,627)
Net change in unrealized appreciation (depreciation)	(10,895,342)	(2,569,323)	9,002,812	(6,011,577)	4,237,006	(5,868,713)

Net increase (decrease) in net assets resulting from operations	5,708,745	13,195,926	25,218,297	(5,038,133)	7,277,835	(1,002,897)

Dividends and Distributions to Shareholders from:
Distributable earnings	(15,681,359)	(19,235,423)	(6,188,506)	(5,030,141)	(5,358,591)	(7,953,373)

	(15,681,359)	(19,235,423)	(6,188,506)	(5,030,141)	(5,358,591)	(7,953,373)

Capital Share Transactions:
Proceeds from shares sold	5,809,335	11,054,529	11,000,000	91,751,003	16,923,230	3,925,944
Net asset value of shares issued upon reinvestment of dividends and distributions	11,999,850	17,071,425	5,949,588	4,763,506	5,094,940	7,626,256

	17,809,185	28,125,954	16,949,588	96,514,509	22,018,170	11,552,200

Cost of shares redeemed	(66,834,629)	(84,123,203)	(91,234,036)	(34,636,798)	(2,278,945)	(38,133,621)

Increase (decrease) in net assets derived from capital share transactions	(49,025,444)	(55,997,249)	(74,284,448)	61,877,711	19,739,225	(26,581,421)

Net Increase (Decrease) in Net Assets	(58,998,058)	(62,036,746)	(55,254,657)	51,809,437	21,658,469	(35,537,691)

Net Assets:
Beginning of year	106,831,007	168,867,753	220,051,154	168,241,717	77,735,661	113,273,352

End of year	$47,832,949	$106,831,007	$164,796,497	$220,051,154	$99,394,130	$77,735,661

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              75

Statements of changes in net assets

Macquarie Institutional Portfolios

	Macquarie Emerging Markets Portfolio		Macquarie Emerging Markets Portfolio II		Macquarie Labor Select International Equity Portfolio
	Year ended		Year ended		Year ended
	10/31/19	10/31/18	10/31/19	10/31/18	10/31/19	10/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,731,297	$2,688,368	$390,665	$301,479	$14,384,737	$13,604,537
Net realized gain (loss)	(3,616,127)	3,638,308	834,237	2,100,517	8,119,446	14,529,416
Net change in unrealized appreciation (depreciation)	9,277,833	(15,555,954)	4,505,867	(7,748,412)	12,033,193	(59,492,520)

Net increase (decrease) in net assets resulting from operations	7,393,003	(9,229,278)	5,730,769	(5,346,416)	34,537,376	(31,358,567)

Dividends and Distributions to Shareholders from:
Distributable earnings	(1,654,329)	(5,300,800)	(1,409,323)	(1,139,072)	(12,523,066)	(14,155,472)

	(1,654,329)	(5,300,800)	(1,409,323)	(1,139,072)	(12,523,066)	(14,155,472)

Capital Share Transactions:
Proceeds from shares sold	190,688	1,466,788	10,000,000	336,000	23,473,993	19,589,321
Purchase reimbursement fees	732	5,924	—	—	—	—
Net asset value of shares issued upon reinvestment of dividends and distributions	1,520,629	4,187,088	1,404,091	1,139,071	12,507,507	14,139,472

	1,712,049	5,659,800	11,404,091	1,475,071	35,981,500	33,728,793

Cost of shares redeemed	(7,081,300)	(48,563,251)	(732,048)	(13,806,846)	(9,891,027)	(72,564,300)
Redemption reimbursement fees	31,858	218,543	—	—	—	—

	(7,049,442)	(48,344,708)	(732,048)	(13,806,846)	(9,891,027)	(72,564,300)

Increase (decrease) in net assets derived from capital share transactions	(5,337,393)	(42,684,908)	10,672,043	(12,331,775)	26,090,473	(38,835,507)

Net Increase (Decrease) in Net Assets	401,281	(57,214,986)	14,993,489	(18,817,263)	48,104,783	(84,349,546)

Net Assets:
Beginning of year	79,462,993	136,677,979	27,228,995	46,046,258	405,923,193	490,272,739

End of year	$79,864,274	$79,462,993	$42,222,484	$27,228,995	$454,027,976	$405,923,193

See accompanying notes, which are an integral part of the financial statements.

76

Financial highlights

Macquarie Institutional Portfolios — Macquarie Large Cap Value Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$27.03	$28.54	$26.39	$27.30	$27.61

Income from investment operations:
Net investment income[1]	0.46	0.46	0.47	0.51	0.53
Net realized and unrealized gain	0.83	1.97	3.09	1.19	0.34

Total from investment operations	1.29	2.43	3.56	1.70	0.87

Less dividends and distributions from:
Net investment income	(0.51)	(0.66)	(0.51)	(0.56)	(0.43)
Net realized gain	(3.46)	(3.28)	(0.90)	(2.05)	(0.75)

Total dividends and distributions	(3.97)	(3.94)	(1.41)	(2.61)	(1.18)

Net asset value, end of period	$24.35	$27.03	$28.54	$26.39	$27.30

Total return[2]	6.70%	9.00%	13.83%	7.15%	3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,833	$106,831	$168,868	$217,128	$214,726
Ratio of expenses to average net assets	0.70%	0.70%	0.66%	0.65%	0.65%
Ratio of expenses to average net assets prior to fees waived	0.75%	0.70%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.93%	1.68%	1.74%	1.97%	1.92%
Ratio of net investment income to average net assets prior to fees waived	1.88%	1.68%	1.74%	1.97%	1.92%
Portfolio turnover	23%	16%	23%	13%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              77

Financial highlights

Macquarie Institutional Portfolios — Macquarie Core Plus Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$9.87	$10.41	$10.42	$10.29	$10.37

Income (loss) from investment operations:
Net investment income[1]	0.33	0.32	0.32	0.22	0.24
Net realized and unrealized gain (loss)	0.83	(0.55)	(0.06)	0.14	(0.11)

Total from investment operations	1.16	(0.23)	0.26	0.36	0.13

Less dividends and distributions from:
Net investment income	(0.29)	(0.31)	(0.27)	(0.23)	(0.21)
Net realized gain	—	—	—	— [2]	—

Total dividends and distributions	(0.29)	(0.31)	(0.27)	(0.23)	(0.21)

Net asset value, end of period	$10.74	$9.87	$10.41	$10.42	$10.29

Total return[3]	12.12%[4]	(2.29% )	2.60%	3.63%	1.29%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$164,796	$220,051	$168,242	$133,265	$128,094
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to fees waived	0.59%	0.58%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	3.19%	3.22%	3.08%	2.12%	2.33%
Ratio of net investment income to average net assets prior to fees waived	3.05%	3.09%	2.93%	1.97%	2.17%
Portfolio turnover	177%	171%	162%	310%	436%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended Oct. 31, 2016, net realized gain distributions of $51,289 were made by the Portfolio, which calculated to an amount of $(0.004) per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.08% lower. See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

78

Macquarie Institutional Portfolios — Macquarie High Yield Bond Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$7.46	$8.09	$7.88	$7.78	$8.61

Income (loss) from investment operations:
Net investment income[1]	0.40	0.42	0.43	0.45	0.49
Net realized and unrealized gain (loss)	0.18	(0.48)	0.23	0.02	(0.79)

Total from investment operations	0.58	(0.06)	0.66	0.47	(0.30)

Less dividends and distributions from:
Net investment income	(0.51)	(0.57)	(0.45)	(0.37)	(0.42)
Net realized gain	—	—	—	—	(0.11)

Total dividends and distributions	(0.51)	(0.57)	(0.45)	(0.37)	(0.53)

Net asset value, end of period	$7.53	$7.46	$8.09	$7.88	$7.78

Total return[2]	8.60%[3]	(0.77% )	8.88%	6.63%	(3.41% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,394	$77,736	$113,273	$242,300	$206,129
Ratio of expenses to average net assets	0.59%	0.59%	0.57%	0.55%	0.56%
Ratio of expenses to average net assets prior to fees waived	0.65%	0.62%	0.58%	0.55%	0.56%
Ratio of net investment income to average net assets	5.49%	5.49%	5.58%	6.10%	6.09%
Ratio of net investment income to average net assets prior to fees waived	5.43%	5.46%	5.57%	6.10%	6.09%
Portfolio turnover	82%	112%	99%	119%	84%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower. See Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              79

Financial highlights

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/19		10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$7.56		$8.76	$7.77	$7.47	$9.75

Income (loss) from investment operations:
Net investment income[1]	0.17		0.20	0.18	0.18	0.16
Net realized and unrealized gain (loss)	0.54		(1.08)	1.05	0.29	(1.77)

Total from investment operations	0.71		(0.88)	1.23	0.47	(1.61)

Less dividends and distributions from:
Net investment income	(0.16)		(0.34)	(0.26)	(0.18)	(0.22)
Net realized gain	—		—	—	—	(0.47)

Total dividends and distributions	(0.16)		(0.34)	(0.26)	(0.18)	(0.69)

Reimbursement fees:
Purchase reimbursement fees[1,2]	—	[3]	— [4]	0.01	— [5]	— [6]
Redemption reimbursement fees[1,2]	—	[3]	0.02	0.01	0.01	0.02

	—		0.02	0.02	0.01	0.02

Net asset value, end of period	$8.11		$7.56	$8.76	$7.77	$7.47

Total return[7]	9.62%		(10.28% )	16.88%	6.75%	(17.11% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$79,864		$79,463	$136,678	$133,828	$172,674
Ratio of expenses to average net assets	1.30%		1.26%	1.22%	1.19%	1.19%
Ratio of net investment income to average net assets	2.19%		2.31%	2.24%	2.51%	1.90%
Portfolio turnover	33%		40%	45%	28%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Effective Feb. 28, 2018, the Portfolio charges a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee, which are retained by the Portfolio. Previously, the Portfolio charged a 0.55% purchase reimbursement fee and a 0.55% redemption reimbursement fee.

[3]

For the year ended Oct. 31, 2019, purchase and redemption fees of $ 732 and $31,858, respectively were earned by the Portfolio, which calculated to amounts of $0.000 and $0.003 per share, respectively.

[4]	For the year ended Oct. 31, 2018, purchase reimbursement fees of $5,924 were earned by the Portfolio, which calculated to an amount of $0.0004 per share.
[5]	For the year ended Oct. 31, 2016, purchase reimbursement fees of $42,620 were earned by the Portfolio, which calculated to an amount of $0.002 per share.
[6]	For the year ended Oct. 31, 2015, purchase reimbursement fees of $118,421 were earned by the Portfolio, which calculated to an amount of $0.004 per share.
[7]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not reflect the purchase reimbursement fee and redemption reimbursement fee.

See accompanying notes, which are an integral part of the financial statements.

80

Macquarie Institutional Portfolios — Macquarie Emerging Markets Portfolio II

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$8.78	$10.74	$8.01	$7.37	$9.88

Income (loss) from investment operations:
Net investment income[1]	0.09	0.08	0.12	0.07	0.04
Net realized and unrealized gain (loss)	1.30	(1.77)	2.70	0.88	(2.15)

Total from investment operations	1.39	(1.69)	2.82	0.95	(2.11)

Less dividends and distributions from:
Net investment income	(0.05)	(0.27)	(0.09)	(0.08)	(0.14)
Net realized gain	(0.41)	—	—	(0.23)	(0.26)

Total dividends and distributions	(0.46)	(0.27)	(0.09)	(0.31)	(0.40)

Net asset value, end of period	$9.71	$8.78	$10.74	$8.01	$7.37

Total return[2]	16.74%	(16.13% )	35.74%	13.62%	(21.84% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$42,222	$27,229	$46,046	$37,198	$33,314
Ratio of expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.21%
Ratio of expenses to average net assets prior to fees waived	1.42%	1.42%	1.32%	1.34%	1.35%
Ratio of net investment income to average net assets	1.03%	0.80%	1.34%	0.97%	0.43%
Ratio of net investment income to average net assets prior to fees waived	0.81%	0.58%	1.22%	0.83%	0.29%
Portfolio turnover	9%	12%	14%	20%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues)                                              81

Financial highlights

Macquarie Institutional Portfolios — Macquarie Labor Select International Equity Portfolio

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

	Year ended
	10/31/19	10/31/18	10/31/17	10/31/16	10/31/15
Net asset value, beginning of period	$13.74	$15.21	$12.83	$13.79	$14.74

Income (loss) from investment operations:
Net investment income[1]	0.47	0.44	0.41	0.43	0.37
Net realized and unrealized gain (loss)	0.60	(1.47)	2.35	(1.02)	(0.52)

Total from investment operations	1.07	(1.03)	2.76	(0.59)	(0.15)

Less dividends and distributions from:
Net investment income	(0.42)	(0.44)	(0.38)	(0.37)	(0.80)

Total dividends and distributions	(0.42)	(0.44)	(0.38)	(0.37)	(0.80)

Net asset value, end of period	$14.39	$13.74	$15.21	$12.83	$13.79

Total return[2]	8.23%	(7.02% )	22.13%	(4.24% )	(0.98% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$454,028	$405,923	$490,273	$394,830	$360,650
Ratio of expenses to average net assets	0.86%	0.87%	0.86%	0.86%	0.87%
Ratio of net investment income to average net assets	3.44%	2.96%	2.96%	3.39%	2.63%
Portfolio turnover	16%	20%	21%	22%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

82

Notes to financial statements

Macquarie Institutional Portfolios

October 31, 2019

Macquarie Institutional Portfolios (registered as Delaware Pooled® Trust (Trust)) is organized as a Delaware statutory trust and offers seven separate Portfolios. These financial statements and the related notes pertain to Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, Macquarie High Yield Bond Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio, (each, a Portfolio, and collectively, the Portfolios). Delaware Global Listed Real Assets Fund (formerly, Delaware REIT Fund) is included in a separate report. The Trust is an open-end investment company. Each Portfolio in this report is considered diversified under the Investment Company Act of 1940, as amended. Each Portfolio offers one class of shares.

The investment objective of Macquarie Large Cap Value Portfolio is to seek long-term capital appreciation.

The investment objective of Macquarie Core Plus Bond Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of Macquarie High Yield Bond Portfolio is to seek high total return.

The investment objective of Macquarie Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of Macquarie Emerging Markets Portfolio II is to seek long-term capital appreciation.

The investment objective of Macquarie Labor Select International Equity Portfolio is to seek maximum long-term total return.

1. Significant Accounting Policies

Each Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Portfolios.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Open-end investment companies are valued at their published net asset value (NAV). Other debt securities, credit default swap (CDS) contracts, and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolios may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Portfolios value their securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Portfolios may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Boards.

(continues)                                              83

Notes to financial statements

Macquarie Institutional Portfolios

1. Significant Accounting Policies (continued)

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolios evaluate tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Portfolio’s tax positions taken or expected to be taken on the Portfolios’ federal income tax returns through the year ended Oct. 31, 2019 and for all open tax years (years ended Oct. 31, 2016–Oct 31, 2018), and has concluded that no provision for federal income tax is required in any Portfolio’s financial statements. If applicable, each Portfolio recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statements of operations.” During the year ended Oct. 31, 2019, the Portfolios did not incur any interest or tax penalties. In regard to foreign taxes only, each Portfolio has open tax years in certain foreign countries in which it invests that may date back to the inception of each Portfolio.

Repurchase Agreements — Each Portfolio may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Portfolio’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Oct. 31, 2019, the Portfolios held no investments in repurchase agreements.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with each Portfolio’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Portfolio generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.” Each Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Reimbursement Fees — Macquarie Emerging Markets Portfolio may charge a 0.40% purchase reimbursement fee and a 0.45% redemption reimbursement fee. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor’s purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio’s existing shareholders) would have to bear such costs. These fees are accounted for as an addition to paid-in capital for the Portfolio in the “Statements of changes in net assets.”

Other — Expenses directly attributable to a Portfolio are charged directly to that Portfolio. Other expenses common to various funds within Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that a Portfolio is aware of such dividends, net of all tax withholdings, a portion of which may be

84

reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with each Portfolio’s understanding of the applicable country’s tax rules and rates. Each Portfolio may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Portfolios will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which they invest.

Each Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. Each Portfolio may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Portfolio receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, each Portfolio earned the following amounts under this arrangement.

Custody Credits
Macquarie Large Cap Value Portfolio	$395
Macquarie Core Plus Bond Portfolio	8,369
Macquarie High Yield Bond Portfolio	1,596
Macquarie Emerging Markets Portfolio	315
Macquarie Emerging Markets Portfolio II	51
Macquarie Labor Select International Equity Portfolio	1,012

Each Portfolio receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, each Portfolio earned the following amounts under this arrangement.

Earnings Credits
Macquarie Large Cap Value Portfolio	$2
Macquarie Core Plus Bond Portfolio	1
Macquarie High Yield Bond Portfolio	1
Macquarie Emerging Markets Portfolio	1
Macquarie Emerging Markets Portfolio II	2
Macquarie Labor Select International Equity Portfolio	3

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of the respective investment management agreements, Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager of the Portfolios, will receive an annual fee, which is calculated daily and paid monthly based on the average daily net assets of each Portfolio.

DMC has contractually agreed to waive that portion, if any, of its management fees and/or pay/reimburse each Portfolio (except for Macquarie Labor Select International Equity Portfolio and Macquarie Emerging Markets Portfolio) to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, taxes, interest, acquired fund fees and expenses, short sale, dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), do not exceed specified percentages of average daily net assets of each Portfolio from Nov. 1, 2018 through Oct. 31, 2019.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Portfolios’ Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by the Portfolios and may only be terminated by agreement of DMC and the Portfolios. The waivers and reimbursements are accrued daily and received monthly.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute equity security trades on behalf of the Manager for the following Portfolios: Macquarie Large Cap Value Portfolio and Macquarie Emerging Markets Portfolio II. The Manager may also seek quantitative

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Notes to financial statements

Macquarie Institutional Portfolios

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

support from MIMGL for these Portfolios. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Portfolio, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Effective May 30, 2019, DMC may seek investment advice and recommendations from its affiliates for Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (MIMGL) (together, the “Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute security trades for these Portfolios on behalf of the Manager and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Portfolio, pays each Affiliated Sub-Advisor a portion of its investment management fee.

The management fee rates and the operating expense limitation rates in effect for the year ended Oct. 31, 2019, are as follows:

	Management fee as a percentage of average daily net assets (per annum)	Contractual operating expense limitation as a percentage of average daily net assets (per annum)†
Macquarie Large Cap Value Portfolio	0.55%	0.70%
Macquarie Core Plus Bond Portfolio	0.43%	0.45%
Macquarie High Yield Bond Portfolio	0.45%	0.59%
Macquarie Emerging Markets Portfolio	1.00%	N/A
Macquarie Emerging Markets Portfolio II	1.00%	1.20%
Macquarie Labor Select International Equity Portfolio	0.75%	N/A

†

These operating expense limitations exclude certain expenses, such as 12b-1 fees, taxes, interest, short sale dividend and interest expenses, acquired fund fees and expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations. In some instances, a Portfolio’s annual operating expenses may be lower than the contracted operating expense limitations.

Mondrian Investment Partners Limited (Mondrian) furnishes investment sub-advisory services to Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio. For these services, DMC, not the Portfolios, pays Mondrian the following percentages of the Portfolios’ average daily net assets:

Sub-advisory fee as a percentage of average daily net assets (per annum)
Macquarie Emerging Markets Portfolio	0.75%
Macquarie Labor Select International Equity Portfolio	0.30%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.”

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For the year ended Oct. 31, 2019, each Portfolio was charged for these services as follows:

Macquarie Large Cap Value Portfolio	$7,119
Macquarie Core Plus Bond Portfolio	12,412
Macquarie High Yield Bond Portfolio	7,284
Macquarie Emerging Markets Portfolio	6,972
Macquarie Emerging Markets Portfolio II	5,425
Macquarie Labor Select International Equity Portfolio	19,678

DIFSC is also the transfer agent and dividend disbursing agent of each Portfolio. For these services, DIFSC’s fees are calculated daily and paid monthly at the annual rate of 0.0075% of each Portfolio’s average daily net assets. These amounts are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2019, each Portfolio was charged for these services as follows:

Macquarie Large Cap Value Portfolio	$6,202
Macquarie Core Plus Bond Portfolio	16,830
Macquarie High Yield Bond Portfolio	6,578
Macquarie Emerging Markets Portfolio	5,940
Macquarie Emerging Markets Portfolio II	2,855
Macquarie Labor Select International Equity Portfolio	31,367

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to each Portfolio. Sub-transfer agency fees are paid by each Portfolio and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

As provided in the investment management agreement, each Portfolio bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Portfolios. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended Oct. 31, 2019, each Portfolio was charged for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Macquarie Large Cap Value Portfolio	$3,325
Macquarie Core Plus Bond Portfolio	9,280
Macquarie High Yield Bond Portfolio	3,110
Macquarie Emerging Markets Portfolio	2,941
Macquarie Emerging Markets Portfolio II	1,338
Macquarie Labor Select International Equity Portfolio	17,848

Trustees’ fees include expenses accrued by each Portfolio for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trusts. These officers and Trustees are paid no compensation by the Portfolios.

Cross trades for the year ended Oct. 31, 2019, were executed by Macquarie Large Cap Value Portfolio pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At their regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Pursuant to these procedures, for the year ended Oct. 31, 2019, Macquarie Large Cap Value Portfolio engaged in Rule 17a-7 securities sales of $23,441,114, which resulted in net realized gains of $3,856,872.

In addition to the management fees and other expenses of a Portfolio, a Portfolio indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by a Portfolio will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*	The aggregate contractual waiver period covering this report is from Feb. 28, 2018 through Feb. 28, 2020.

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Notes to financial statements

Macquarie Institutional Portfolios

3. Investments

For the year ended Oct. 31, 2019, each Portfolio made purchases and sales of investment securities other than US government securities and short-term investments as follows:

	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Macquarie Large Cap Value Portfolio	$18,703,294	$—	$82,609,230	$—
Macquarie Core Plus Bond Portfolio	137,225,239	245,164,231	169,301,667	223,462,682
Macquarie High Yield Bond Portfolio	85,515,016	—	68,115,806	—
Macquarie Emerging Markets Portfolio	26,173,328	—	30,760,592	—
Macquarie Emerging Markets Portfolio II	12,777,777	—	3,277,446	—
Macquarie Labor Select International Equity Portfolio	90,732,695	—	65,298,969	—

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Oct. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Portfolio were as follows:

	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Macquarie Large Cap Value Portfolio	$45,459,765	$6,455,485	$(4,155,150)	$2,300,335
Macquarie Core Plus Bond Portfolio	228,729,885	5,313,800	(1,096,770)	4,217,030
Macquarie High Yield Bond Portfolio	97,830,408	3,240,909	(1,562,703)	1,678,206
Macquarie Emerging Markets Portfolio	78,827,621	12,300,805	(11,262,231)	1,038,574
Macquarie Emerging Markets Portfolio II	35,305,606	10,795,776	(4,182,429)	6,613,347
Macquarie Labor Select International Equity Portfolio	459,761,908	47,395,507	(58,678,493)	(11,282,986)

US GAAP defines fair value as the price that each Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including each Portfolio’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or

88

duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of Macquarie Large Cap Value Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2019:

Level 1
Securities
Assets:
Common Stock	$47,186,968
Short-Term Investments	573,132

Total Value of Securities	$47,760,100

The following table summarizes the valuation of Macquarie Core Plus Bond Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2019:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$71,765,008	$253,850	$72,018,858
Corporate Debt	—	91,860,187	—	91,860,187
Municipal Bonds	—	225,945	—	225,945
Foreign Debt	—	4,238,218	—	4,238,218
Loan Agreements	—	7,594,493	—	7,594,493
US Treasury Obligations	—	44,101,202	—	44,101,202
Short-Term Investments[1]	8,493,141	4,501,744	—	12,994,885

Total Value of Securities	$8,493,141	$224,286,797	$253,850	$233,033,788

Derivatives[2]
Assets:
Futures Contracts	$40,257	$—	$—	$40,257
Swap Contracts	—	27,106	—	27,106
Liabilities:
Futures Contracts	$(154,236)	$—	$—	$(154,236)

[1] Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:
	Level 1	Level 2	Level 3	Total
Agency, Asset- & Mortgage-Backed Securities	—	99.65%	0.35%	100.00%
Short-Term Investments	65.36%	34.64%	—	100.00%

2 Foreign Currency Exchange Contracts, Futures Contracts, and Swap Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

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Notes to financial statements

Macquarie Institutional Portfolios

3. Investments (continued)

The following table summarizes the valuation of Macquarie High Yield Bond Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2019:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Corporate Debt[1]	$—	$89,374,323	$—	$89,374,323
Loan Agreements	—	4,975,409	—	4,975,409
Common Stock[1]	—	—	—	—
Short-Term Investments	5,158,882	—	—	5,158,882

Total Value of Securities	$5,158,882	$94,349,732	$—	$99,508,614

[1]	The securities that have been valued at zero on the “Schedules of investments” are considered to be Level 3 investments in this table.

The following table summarizes the valuation of Macquarie Emerging Markets Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2019:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock	$77,107,255	$—	$77,107,255
Preferred Stock	2,487,466	—	2,487,466
Short-Term Investments	271,714	—	271,714

Total Value of Securities	$79,866,435	$—	$79,866,435

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contract	$—	$(240)	$(240)

[1]	Foreign Currency Exchange Contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

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The following table summarizes the valuation of Macquarie Emerging Markets Portfolio II’s investments by fair value hierarchy levels as of Oct. 31, 2019:

	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Argentina	$43,770	$—	$43,770
Bahrain	—	10,170	10,170
Brazil	5,670,355	—	5,670,355
Chile	250,920	—	250,920
China/Hong Kong	12,444,724	—	12,444,724
India	4,241,590	—	4,241,590
Indonesia	1,208,918	—	1,208,918
Malaysia	50,574	—	50,574
Mexico	2,030,023	—	2,030,023
Peru	331,344	—	331,344
Republic of Korea	6,726,400	—	6,726,400
Russia	2,806,575	512,395	3,318,970
Taiwan	4,704,768	—	4,704,768
Turkey	562,151	—	562,151
Preferred Stock	228,808	51,932	280,740
Short-Term Investments	43,536	—	43,536

Total Value of Securities	$41,344,456	$574,497	$41,918,953

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Notes to financial statements

Macquarie Institutional Portfolios

3. Investments (continued)

The following table summarizes the valuation of Macquarie Labor Select International Equity Portfolio’s investments by fair value hierarchy levels as of Oct. 31, 2019:

Level 1
Securities
Assets:
Common Stock	$445,284,763
Preferred Stock	430,911
Short-Term Investments	2,763,248

Total Value of Securities	$448,478,922

During the year ended Oct. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to each Portfolio. This does not include transfers between Level 1 investments and Level 2 investments due to each Portfolio utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Portfolio occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that each Portfolio’s NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that each Portfolio’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Portfolio’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide a reconciliation of Level 3 investments as they were not considered significant to each Portfolio’s net assets at the beginning, interim, or end of the period. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Portfolio’s net assets at the end of the year.

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4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2019 and 2018 was as follows:

	Ordinary income	Long-term capital gain	Total
Year ended Oct. 31, 2019:
Macquarie Large Cap Value Portfolio	$3,003,486	$12,677,873	$15,681,359
Macquarie Core Plus Bond Portfolio	6,188,506	—	6,188,506
Macquarie High Yield Bond Portfolio	5,358,591	—	5,358,591
Macquarie Emerging Markets Portfolio	1,654,329	—	1,654,329
Macquarie Emerging Markets Portfolio II	148,676	1,260,647	1,409,323
Macquarie Labor Select International Equity Portfolio	12,523,066	—	12,523,066
	Ordinary income	Long-term capital gain	Total
Year ended Oct. 31, 2018:
Macquarie Large Cap Value Portfolio	$3,934,074	$15,301,349	$19,235,423
Macquarie Core Plus Bond Portfolio	5,030,141	—	5,030,141
Macquarie High Yield Bond Portfolio	7,953,373	—	7,953,373
Macquarie Emerging Markets Portfolio	5,300,800	—	5,300,800
Macquarie Emerging Markets Portfolio II	1,139,072	—	1,139,072
Macquarie Labor Select International Equity Portfolio	14,155,472	—	14,155,472

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2019, the components of net assets on a tax basis were as follows:

	Macquarie Large Cap Value Portfolio	Macquarie Core Plus Bond Portfolio	Macquarie High Yield Bond Portfolio
Shares of beneficial interest	$29,450,613	$151,825,232	$110,542,742
Undistributed ordinary income	1,303,997	8,754,235	4,230,955
Undistributed long-term capital gain	14,778,004	—	—
Capital loss carryforwards	—	—	(17,057,773)
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	2,300,335	4,217,030	1,678,206

Net assets	$47,832,949	$164,796,497	$99,394,130

	Macquarie Emerging Markets Portfolio	Macquarie Emerging Markets Portfolio II	Macquarie Labor Select International Equity Portfolio
Shares of beneficial interest	$121,898,354	$34,451,659	$443,258,216
Undistributed ordinary income	1,464,087	329,202	15,357,578
Undistributed long-term capital gain	—	828,276	6,695,168
Capital loss carryforwards	(44,536,741)	—	—
Unrealized appreciation (depreciation) of investments, foreign currencies, and derivatives	1,038,574	6,613,347	(11,282,986)

Net assets	$79,864,274	$42,222,484	$454,027,976

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on futures contracts, mark-to-market on foreign currency exchange contracts, tax treatment of passive foreign investment companies, tax treatment of market discount and premium on debt instruments, and CDS contracts.

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Notes to financial statements

Macquarie Institutional Portfolios

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future gain.

In 2019, the following Portfolio utilized capital loss carryforwards as follows:

Macquarie Core Plus Bond Portfolio	$5,611,643

At Oct. 31, 2019, capital loss carryforwards available to offset future realized capital gains for the Portfolios are as follows:

	Loss Carryforward Character
	Short-term	Long-term	Total
Macquarie High Yield Bond Portfolio	$7,229,520	$9,828,253	$17,057,773
Macquarie Emerging Markets Portfolio	239,961	44,296,780	44,536,741

6. Capital Shares

Transactions in capital shares were as follows:

	Shares sold	Shares issued upon reinvestment of dividends and distributions	Shares redeemed	Net increase (decrease)
Year ended Oct. 31, 2019:
Macquarie Large Cap Value Portfolio	247,850	557,873	(2,793,525)	(1,987,802)
Macquarie Core Plus Bond Portfolio	1,091,831	615,262	(8,648,086)	(6,940,993)
Macquarie High Yield Bond Portfolio	2,340,082	752,576	(318,310)	2,774,348
Macquarie Emerging Markets Portfolio	24,018	207,452	(903,908)	(672,438)
Macquarie Emerging Markets Portfolio II	1,154,735	171,440	(78,957)	1,247,218
Macquarie Labor Select International Equity Portfolio	1,741,052	987,955	(710,174)	2,018,833

Year ended Oct. 31, 2018:
Macquarie Large Cap Value Portfolio	401,878	654,077	(3,020,171)	(1,964,216)
Macquarie Core Plus Bond Portfolio	9,137,115	470,702	(3,477,230)	6,130,587
Macquarie High Yield Bond Portfolio	518,733	1,015,480	(5,119,460)	(3,585,247)
Macquarie Emerging Markets Portfolio	164,712	489,718	(5,745,168)	(5,090,738)
Macquarie Emerging Markets Portfolio II	35,606	111,021	(1,331,205)	(1,184,578)
Macquarie Labor Select International Equity Portfolio	1,312,591	950,233	(4,949,197)	(2,686,373)

7. Line of Credit

Each Portfolio, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

Each Portfolio had no amounts outstanding as of Oct. 31, 2019, or at any time during the year then ended.

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8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Portfolio may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Portfolio may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Portfolio may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover each Portfolio’s exposure to the counterparty.

Macquarie Core Plus Bond Portfolio used foreign currency exchange contracts and foreign cross currency exchange contracts in order to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio entered into foreign currency exchange contracts and foreign cross currency exchange contracts to facilitate or expedite the settlement of portfolio transactions.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Macquarie Core Plus Bond, Macquarie High Yield Bond, Macquarie Emerging Markets, and Macquarie Emerging Markets II Portfolios may use futures contracts in the normal course of pursuing their respective investment objectives. Each Portfolio may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, a Portfolio deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to each Portfolio because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Macquarie Core Plus Bond Portfolio posted cash collateral valued at $201,700 as margin for open futures contracts.

Macquarie Core Plus Bond Portfolio used futures contracts in order to hedge the Portfolio’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts — Each Portfolio may enter into options contracts in the normal course of pursuing its respective investment objective. Each Portfolio may buy or write options contracts for any number of reasons, including without limitation: to manage each Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Portfolio’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Portfolio may buy or write call or put options on securities, financial indices, futures, swaps, and foreign currencies. When each Portfolio buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Portfolio writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as

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Notes to financial statements

Macquarie Institutional Portfolios

8. Derivatives (continued)

realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Portfolio is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Macquarie Core Plus Bond Portfolio used option contracts in order to manage the Portfolio’s exposure to changes in securities prices caused by interest rates or market conditions and to manage the Portfolio’s exposure to changes in foreign currencies.

Swap Contracts — Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio may enter into CDS contracts in accordance with their investment objectives. Macquarie Core Plus Bond Portfolio may enter into interest rate swap contracts in accordance with its investment objective. The Portfolio may use interest rate swaps to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. The Portfolios may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets. The Portfolios will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by a Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Oct. 31, 2019, certain of the Portfolios entered into CDS contracts as purchasers and sellers of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at Oct. 31, 2019, the notional amount of the protection sold was USD 890,000, which reflects the maximum potential amount Macquarie Core Plus Bond Portfolio would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement

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had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At Oct. 31, 2019, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Portfolio or other third parties which the Portfolio can obtain upon occurrence of a credit event. At Oct. 31, 2019, net unrealized appreciation of the protection sold was $27,106.

CDS contracts may involve greater risks than if a Portfolio had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. Each Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having netting arrangements between each Portfolio and the counterparty and by the posting of collateral by the counterparty to each Portfolio to cover the Portfolios’ exposure to the counterparty or (2) for cleared swaps, trading these instruments through a central counterparty.

Macquarie Core Plus Bond Portfolio used CDS contracts in order to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event a Portfolio terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At Oct. 31, 2019, Macquarie Core Plus Bond Portfolio posted $110,000 cash collateral for credit default swap contracts, which are included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments as of Oct. 31, 2019 were as follows:

	Macquarie Core Plus Bond Portfolio Asset Derivatives Fair Value
Statements of Assets and Liabilities Location	Interest rate Contracts	Credit Contracts	Total
Variation margin due from brokers on futures contracts*	$40,257	$—	$40,257
Unrealized appreciation on credit default swap contracts	—	27,106	27,106

Total	$40,257	$27,106	$67,363

			Liability Derivatives Fair Value
Statements of Assets and Liabilities Location			Interest Rate Contracts
Variation margin due to brokers on futures contracts*			$154,236

Total			$154,236

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Oct. 31, 2019. Only current day variation margin is reported on the “Statements of assets and liabilities.”

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Notes to financial statements

Macquarie Institutional Portfolios

8. Derivatives (continued)

The effect of derivative instruments on the “Statements of operations” for the year ended Oct. 31, 2019 was as follows:

	Macquarie Core Plus Bond Portfolio Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Swap Contracts	Total
Forward currency exchange contracts	$(34,452)	$—	—	$—	$(34,452)
Equity contracts	—	(91,574)	(30,949)	—	(122,523)
Interest rate contracts	—	3,434,432	—	—	3,434,432
Credit contracts	—	—	—	117,657	117,657

Total	$(34,452)	$3,342,858	$(30,949)	$117,657	$3,395,114

	Macquarie Core Plus Bond Portfolio Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Forward currency exchange contracts	$2,483	$—	$—	$2,483
Equity contracts	—	(46,394)	—	(46,394)
Interest rate contracts	—	(266,921)	—	(266,921)
Credit contracts	—	—	36,899	36,899

Total	$2,483	$(313,315)	$36,899	$(273,933)

At Oct. 31, 2019, Macquarie Core Plus Bond Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio had foreign currency risk, which is disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

Derivatives Generally. The tables below summarize the average balance of derivative holdings by each Portfolio during the year ended Oct. 31, 2019.

	Macquarie Core Plus Bond Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	819,036	USD	72,844
Futures contracts (average notional value)		31,970,468		576,996
Options contracts (average notional value)		4,517		—
CDS contracts (average notional value)*		82,440		1,060,026
	Macquarie Emerging Markets Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	22,165	USD	24,518
	Macquarie Emerging Markets Portfolio II
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	5,516	USD	1,617
	Macquarie Labor Select International Equity Portfolio
	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	329,569	USD	40,221

*	Long represents buying protection and short represents selling protection.

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9. Offsetting

Each Portfolio entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of their derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Portfolio mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Portfolio and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At Oct. 31, 2019, the Portfolios had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Macquarie Core Plus Bond Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Morgan Stanley Capital	$27,106	—	$27,106

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
Morgan Stanley Capital	$27,106	—	—	—	—	$27,106

	Macquarie Emerging Markets Portfolio
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
BNY Mellon	$—	$(240)	$(240)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(240)	$—	$—	$—	$—	$(240)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

Each Portfolio may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with

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Notes to financial statements

Macquarie Institutional Portfolios

10. Securities Lending (continued)

the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned securities is determined by the security lending agent.

Cash collateral received by each Portfolio of the Trust is generally invested in a series of individual separate accounts, each corresponding to a Portfolio. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities. A Portfolio can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Portfolio or, at the discretion of the lending agent, replace the loaned securities. Each Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. Each Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Portfolio, the security lending agent, and the borrower. Each Portfolio records security lending income net of allocations to the security lending agent and the borrower.

Each Portfolio may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Portfolio’s cash collateral account may be less than the amount the Portfolio would be required to return to the borrowers of the securities and the Portfolio would be required to make up for this shortfall.

During the year ended Oct. 31, 2019, none of the Portfolios had securities out on loan.

11. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Some countries in which Macquarie Emerging Markets, Macquarie Emerging Markets II, and Macquarie Labor Select International Equity Portfolios invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by each Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by each Portfolio.

Macquarie Core Plus Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated BB or lower by S&P and Ba or lower by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Macquarie High Yield Bond Portfolio invests a portion of its assets in high yield fixed income securities which are securities rated lower than BBB- by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding

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securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that each Portfolio will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Portfolio more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by each Portfolio may involve revolving credit facilities or other standby financing commitments that obligate each Portfolio to pay additional cash on a certain date or on demand. These commitments may require each Portfolio to increase its investment in a company at a time when each Portfolio might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Portfolio is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As each Portfolio may be required to rely upon another lending institution to collect and pass on to each Portfolio amounts payable with respect to the loan and to enforce each Portfolio’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent each Portfolio from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to each Portfolio.

Macquarie Core Plus Bond Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. Each Portfolio will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

Because Macquarie Large Cap Value Portfolio expects to hold a concentrated portfolio of a limited number of securities, the Portfolio’s risk is increased because each investment has a greater effect on the Portfolio’s overall performance.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolios’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of each Portfolio’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolios’ limit on

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Notes to financial statements

Macquarie Institutional Portfolios

11. Credit and Market Risk (continued)

investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

Each Portfolio enters into contracts in the normal course of business that contain a variety of indemnifications. Each Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these contracts. Management has reviewed each Portfolio’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

14. General Motors Term Loan Litigation

Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Portfolios in 2009. Because it was believed that the Portfolios were secured creditors, the Portfolios received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust sought to recover such amounts arguing that the Portfolios were unsecured creditors and, as an unsecured creditor, the Portfolios should not have received payment in full. Based on available information related to the litigation and the Portfolios’ potential exposure, the Portfolios previously recorded a contingent liability of $75,182 and $48,975, respectively, and an asset of $250,607 and $163,250, respectively, based on the potential recoveries by the estate that resulted in a net decrease in the Portfolios’ NAV to reflect this potential recovery.

During the year, the plaintiff and the term loan lenders, which included the Portfolios, reached an agreement in principle that resolved the disputes. The parties agreed to terms of a settlement agreement and presented the settlement agreement to the court for approval at a hearing on June 12, 2019. The court approved the settlement documentation and dismissed the case on July 2, 2019. The court’s approval of the settlement and dismissal of the case with prejudice became final on July 16, 2019.

The contingent liability and other asset were removed in connection with the case being settled, which resulted in the Portfolios recognizing a gain in the amount of the liability reversed.

15. Subsequent Events

On Nov. 4, 2019, each Portfolio, along with the other Participants, entered into an amendment to the agreement for a $250,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 2, 2020.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2019, that would require recognition or disclosure in each Portfolio’s financial statements.

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Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and Shareholders of Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, Macquarie High Yield Bond Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II and Macquarie Labor Select International Equity Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, Macquarie High Yield Bond Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II and Macquarie Labor Select International Equity Portfolio (six of the series constituting Delaware Pooled® Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

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Tax Information

The information set forth below is for each Portfolio’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For any and all items requiring reporting, it is the intention of each Portfolio to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2019, each Portfolio reports distributions paid during the year as follows:

	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distribution (Tax Basis)	(C) Qualifying Dividends[1]
Macquarie Large Cap Value Portfolio	80.85%	19.15%	100.00%	67.35%
Macquarie Core Plus Bond Portfolio	—	100.00%	100.00%	—
Macquarie High Yield Bond Portfolio	—	100.00%	100.00%	—
Macquarie Emerging Markets Portfolio	—	100.00%	100.00%	—
Macquarie Emerging Markets Portfolio II	89.45%	10.55%	100.00%	1.50%
Macquarie Labor Select International Equity Portfolio	—	100.00%	100.00%	—

(A) and (B) are based on a percentage of each Portfolio’s total distributions.

(C) is based on a percentage of each Portfolio’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2019, certain dividends paid by the Portfolios may be subject to a maximum tax rate of 20%. The Portfolios intend to report the following percentages to be taxed at a maximum rate of 20%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV, as applicable.

Maximum percentage to be taxed at a maximum rate of 20%
Macquarie Large Cap Value Portfolio	69.16%
Macquarie Core Plus Bond Portfolio	—
Macquarie High Yield Bond Portfolio	—
Macquarie Emerging Markets Portfolio	92.09%
Macquarie Emerging Markets Portfolio II	100.00%
Macquarie Labor Select International Equity Portfolio	100.00%

Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, and Macquarie Labor Select International Equity Portfolio intend to pass through foreign tax credits in the maximum amount of $157,363, $77,728, and $1,202,433, respectively. The gross foreign source income earned during the fiscal year 2019 was $2,979,186, $957,126, and $19,351,947, respectively. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

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For the fiscal year ended Oct. 31, 2019, certain interest income paid by the Portfolios, determined to be Qualified Interest Income and Short-Term Capital Gains, may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Oct. 31, 2019, the following Portfolio has reported maximum distributions of Qualified Interest Income and Short-Term Capital Gain as follows:

	Qualified Interest Income	Short-Term Capital Gain
Macquarie Large Cap Value Portfolio	—	$26,108
Macquarie Core Plus Bond Portfolio	—	2,698,509
Macquarie Emerging Markets Portfolio II	—	24,762

Board consideration of Advisory and Sub-Advisory Agreements for each series of Macquarie Institutional Portfolios

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreements and Investment Sub-Advisory Agreements, as applicable, for each of the series of Macquarie Institutional Portfolios (each, a “Portfolio” and together, the “Portfolios”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Portfolio performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Mondrian Investment Partners Limited (“Mondrian”), Macquarie Funds Management Hong Kong Limited (“MFMHK”), Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Investment Management Global Limited (“MIMGL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”) and Mondrian, MFMHK, MIMAK, MIMEL, and MIMGL, as applicable, concerning, among other things, the nature, extent, and quality of services provided to the Portfolios; the costs of such services to the Portfolios; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared each Portfolio’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Portfolio policies.

In considering information relating to the approval of each Portfolio’s advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Portfolios and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (the “Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Portfolio matters. The Board also noted the benefits provided to Portfolio shareholders through each shareholder’s ability to: (i) exchange investments between Portfolios or the institutional class shares of other Delaware Funds and (ii) reinvest Portfolio dividends into additional shares of the Portfolio or into additional shares of other Delaware Funds. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by Mondrian to Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio and their shareholders, as applicable. In reviewing the nature, extent, and quality of

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Board consideration of Advisory and Sub-Advisory Agreements for each series of Macquarie Institutional Portfolios (continued)

services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the portfolios; the compliance of Mondrian personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of Mondrian and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by Mondrian.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL to Macquarie Emerging Markets Portfolio II, Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, and Macquarie High Yield Bond Portfolio and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios, compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; the compliance of MIMGL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL.

Nature, extent, and quality of services. The Board considered the services provided by MFMHK to Macquarie Emerging Markets Portfolio II and Macquarie Large Cap Value Portfolio and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; the compliance of MFMHK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MFMHK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MFMHK.

Nature, extent, and quality of services. The Board considered the services provided by MIMEL to Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; the compliance of MIMEL personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMEL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMEL.

Nature, extent, and quality of services. The Board considered the services provided by MIMAK to Macquarie Core Plus Bond Portfolio and Macquarie High Yield Portfolio and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Portfolios; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Portfolios; the compliance of MIMAK personnel with its Code of Ethics; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMAK and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMAK.

Investment performance. The Board placed significant emphasis on the investment performance of the Portfolios in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for each Portfolio showed the investment performance of its shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Portfolios was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that each Portfolio’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

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Macquarie Core Plus Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional core plus bond funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the fourth quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-year period was in the third quartile of its Performance Universe and the Portfolio’s total return for the 5- and 10-year periods was in the second quartile of its Performance Universe. The Board observed that the Portfolio’s short- and intermediate-term performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s long-term performance, which was strong, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Portfolio performance and to meet the Board’s performance objective.

Macquarie Emerging Markets Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-, 5-, and 10-year periods was in the third quartile of its Performance Universe. The Board observed that the Portfolio’s intermediate- and long-term performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s short-term performance, which was strong, as well the performance attribution included in the meeting materials and the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Portfolio performance and to meet the Board’s performance objective.

Macquarie Emerging Markets Portfolio II – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional emerging markets funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-year period was in the second quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-year, 5-year, and since inception periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

Macquarie High Yield Bond Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional high yield funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-, 3-, and 5-year periods was in the third quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 10-year period was in the first quartile of its Performance Universe. The Board observed that the Portfolio’s short- and intermediate-term performance was not in line with the Board’s objective. In evaluating the Portfolio’s performance, the Board considered the Portfolio’s long-term performance, which was strong, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Portfolio performance and to meet the Board’s performance objective.

Macquarie Labor Select International Equity Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional international large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1- and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3- and 10-year periods was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Macquarie Large Cap Value Portfolio – The Performance Universe for the Portfolio consisted of the Portfolio and all retail and institutional large-cap value funds as selected by Broadridge. The Broadridge report comparison showed that the Portfolio’s total return for the 1-, 5-, and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Portfolio’s total return for the 3-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for each Portfolio as of its most recent fiscal year end. The Board also focused on the comparative analysis of effective management fees and total expense ratios of each Portfolio versus effective management fees and expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, each Portfolio’s contractual management fee and the actual management fee incurred by the Portfolio were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Portfolio) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. Each Portfolio’s total expenses were also compared with those of its Expense Group. The Board’s objective is for each Portfolio’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

Macquarie Core Plus Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

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Board consideration of Advisory and Sub-Advisory Agreements for each series of Macquarie Institutional Portfolios (continued)

Macquarie Emerging Markets Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Portfolio’s management fee and total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through February 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight services, and custody, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Portfolio’s total expense ratio and to bring it in line with the Board’s objective.

Macquarie Emerging Markets Portfolio II – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Portfolio in comparison to those of its Expense Group.

Macquarie High Yield Bond Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

Macquarie Labor Select International Equity Portfolio – The expense comparisons for the Portfolio showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

Macquarie Large Cap Value Portfolio – The expense comparisons for the Portfolio showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Portfolio in comparison to those of its Expense Group.

Management profitability. The Board considered the level of profits, if any, realized by DMC in connection with the operation of the Portfolios. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Portfolio shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by Mondrian in relation to the services being provided to Macquarie Emerging Markets Portfolio and Macquarie Labor Select International Equity Portfolio and in relation to Mondrian’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by Mondrian in connection with its relationship to the Portfolio, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MIMGL in relation to the services being provided to Macquarie Emerging Markets Portfolio II, Macquarie Large Cap Value Portfolio, Macquarie Core Plus Bond Portfolio, and Macquarie High Yield Bond Portfolio and in relation to Mondrian’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMGL in connection with its relationship to the Portfolio, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

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Management profitability. Trustees were also given available information on profits being realized by MFMHK in relation to the services being provided to Macquarie Emerging Markets Portfolio II and Macquarie Large Cap Value Portfolio and in relation to Mondrian’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MFMHK in connection with its relationship to the Portfolio, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MIMEL in relation to the services being provided to Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio and in relation to MIMEL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMEL in connection with its relationship to the Portfolio, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Management profitability. Trustees were also given available information on profits being realized by MIMAK in relation to the services being provided to Macquarie Core Plus Bond Portfolio and Macquarie High Yield Bond Portfolio and in relation to MIMAK’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Portfolio expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMAK in connection with its relationship to the Portfolio, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as each Portfolio’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Portfolios’ advisory fee pricing and structure approved by the Board and shareholders, which does not include breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee, than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Benchmarking analysis indicated that less than one-quarter of competing funds in the institutional market employ breakpoints. Management believed, and the Board agreed, that the Portfolios were priced with relatively low management fees to reflect potential economies of scale at all asset levels. The Board noted that the fee under the management contract for Macquarie Core Plus Bond Portfolio did not fall within the standardized fee pricing structure. With respect to Macquarie Core Plus Bond Portfolio, Management explained that the portfolio management fee was priced slightly lower than the standard fee rate for special domestic funds.

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Portfolio manager bios

Kristen E. Bartholdson

Senior Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s US Large-Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Nigel A. Bliss

Senior Portfolio Manager — Mondrian Investment Partners Ltd. — Macquarie Labor Select International Equity Portfolio

Nigel A. Bliss is a graduate of the University of Manchester, holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK. He commenced his career at Cazenove & Co. in 1993 and moved to join Mondrian in 1995. Mr. Bliss is a senior portfolio manager in the Non-US Equity Team and a member of Mondrian’s Non-US Equity Strategy Committee. He has had significant experience analyzing securities in the Pacific Basin region and in the global materials, utilities, property and industrials sectors. In recent years Mr. Bliss has taken responsibility for leading coverage of securities listed in the UK and Scandinavian markets whilst still maintaining his sector specialization.

Adam H. Brown, CFA

Managing Director, Senior Portfolio Manager

Adam H. Brown is a senior portfolio manager for the firm’s high yield strategies. He manages the bank loan portfolios and is a co-portfolio manager for the high yield, fixed rate multisector, and core plus strategies. Brown joined Macquarie Investment Management (MIM) in April 2011 as part of the firm’s integration of Macquarie Four Corners Capital Management, where he had worked since 2002. At Four Corners, he was a co-portfolio manager on the firm’s collateralized loan obligations (CLOs) and a senior research analyst supporting noninvestment grade portfolios. Before that, Brown was with the predecessor of Wells Fargo Securities, where he worked in the leveraged finance group arranging senior secured bank loans and high yield bond financings for financial sponsors and corporate issuers. He earned a bachelor’s degree in accounting from the University of Florida and an MBA from the A.B. Freeman School of Business at Tulane University.

Liu-Er Chen, CFA

Managing Director, Chief Investment Officer — Emerging Markets and Healthcare

Liu-Er Chen heads the firm’s global Emerging Markets team, and he is also the portfolio manager for Delaware Healthcare Fund, which launched in September 2007. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently worked as managing director and senior portfolio manager. He co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund’s sole manager in 2001. He was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. He received his medical education in China, and he has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. He holds an MBA with a concentration in management from Columbia Business School.

Ginny Chong, CFA

Senior Portfolio Manager — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio

Prior to joining Mondrian in 2000, Ginny Chong worked for PricewaterhouseCoopers in Vancouver, within the Corporate Finance and Investment Banking Division where she qualified as a Canadian Chartered Accountant. Ms. Chong has a degree in Commerce from the University of British Columbia, Vancouver. Ms. Chong is presently a senior portfolio manager within the Emerging Markets Team. Ms. Chong is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

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Craig C. Dembek, CFA

Senior Managing Director, Head of Credit Research

Craig C. Dembek is head of credit research and a senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, and real estate investment trusts (REITs). He rejoined Macquarie Investment Management (MIM) in March 2007. During his previous time at the firm, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Elizabeth A. Desmond, CFA

Deputy Chief Executive Officer and Chief Investment Officer — International Equities — Mondrian Investment Partners Ltd. — Macquarie Labor Select International Equity Portfolio

Elizabeth A. Desmond holds a BA from Wellesley College and an MA in East Asian Studies from Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. In 1991 Ms. Desmond joined Mondrian Investment Partners’ predecessor organization as a founding member after previously working as a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. She is a Director and leads the International Equity investment team; in addition she chairs the International Equity Strategy Committee. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the CFA Society of the UK. She sits on the CFA UK’s Advisory Council.

Roger A. Early, CPA, CFA

Senior Managing Director, Chief Investment Officer — US Fixed Income

Roger A. Early is chief investment officer of the US fixed income business. He rejoined Macquarie Investment Management (MIM) in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became head of fixed income investments in the Americas in February 2015. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left the firm as head of its US investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining the firm in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Gregory J.P. Halton, CFA

Senior Portfolio Manager — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio

Having graduated from St Catherine’s College, Oxford in 2000 with a MEng (Hons) in Engineering Science, Gregory J.P. Halton worked in the global equity division of Deutsche Asset Management before joining Mondrian in 2004. Mr. Halton is a senior portfolio manager within the Emerging Markets Team. Mr. Halton is a CFA Charterholder and is a member of the CFA Institute and the CFA Society of the UK.

J. David Hillmeyer, CFA

Senior Managing Director, Head of Global and Multi-Asset Credit

J. David Hillmeyer is head of multisector/global fixed income in the Americas. He is co-portfolio manager for the fixed rate diversified multisector, core plus, and investment grade corporate bond strategies. Prior to joining Macquarie Investment Management (MIM) in August 2007 as a vice president and corporate bond trader, he worked for more than 11 years in various roles at Hartford Investment Management Company, including senior corporate bond trader, high yield portfolio manager / trader, and quantitative analyst. He began his career as an investment advisor in January 1989 at Shawmut Bank, leaving the firm as an investment officer in November 1995. Hillmeyer earned his bachelor’s degree from Colorado State University, and he is a member of the CFA Society of Philadelphia and the Philadelphia Council for Business Economics.

(continues)                                              111

Other Portfolio information

(Unaudited)

Macquarie Institutional Portfolios

Portfolio manager bios (continued)

Nikhil G. Lalvani, CFA

Senior Vice President, Senior Portfolio Manager, Team Leader

Nikhil G. Lalvani is a senior portfolio manager for the firm’s US Large Cap Value team and assumed the role of team leader in October 2018. At Macquarie Investment Management (MIM), Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Daniela Mardarovici, CFA

Managing Director, Co-Head of US Multisector/Core Plus Fixed Income

Daniela Mardarovici joined Macquarie Investment Management (MIM) in March 2019 as co-head of the firm’s multisector and core plus strategies. Prior to joining the firm, she spent more than 13 years at BMO Global Asset Management as a senior portfolio manager. Since 2014, she was a member of the management committee of Taplin, Canida & Habacht (TCH), BMO’s US fixed income group, and helped lead business strategy and development efforts. Mardarovici was also responsible for driving investment strategy and managing institutional portfolios and mutual funds across a wide spectrum of strategies, including core, core plus, credit, multisector, and liability-driven investing (LDI). Previously, she led investment management efforts for mortgage-backed securities at Harris Investment Management. She started her career in 2000 as a proprietary trader at Gelber Group. In 2018, Mardarovici was named one of the top 20 female portfolio managers by CityWire. She graduated magna cum laude with a major in economics and finance/banking from the University of Nebraska at Omaha. She is a member of the CFA Society New York and the CFA Institute.

Paul A. Matlack, CFA

Managing Director, Senior Client Portfolio Manager

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Macquarie Investment Management (MIM) from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

John P. McCarthy, CFA

Managing Director, Senior Portfolio Manager

John P. McCarthy is a senior portfolio manager for the firm’s high yield strategies, a role he assumed in July 2016. From December 2012 to June 2016, he was co-head of credit research on the firm’s taxable fixed income team. McCarthy rejoined Macquarie Investment Management (MIM) in March 2007 as a senior research analyst, after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Prior to rejoining the firm, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Zsolt Mester, CFA

Portfolio Manager — Mondrian Investment Partners Ltd. — Macquarie Labor Select International Equity Portfolio

Zsolt Mester holds a BSc (First Class) and an MSc (with Distinction) in Financial Economics from the University of London and an MPhil in Economics from the University of Oxford. After graduation, Mr. Mester worked for three years as an equity research analyst. He joined Mondrian in 2014 in the International Equities team. Mr. Mester is a CFA Charterholder and a member of the CFA Institute and the CFA Society of the UK.

112

Andrew Miller

Chief Investment Officer, Emerging Market Equities — Mondrian Investment Partners Ltd. — Macquarie Emerging Markets Portfolio

Andrew Miller has a BA (Hons) degree in History from the University of Birmingham. Prior to joining Mondrian in 2000, he worked in the Investment Management department of PricewaterhouseCoopers, where he was responsible for the analysis and audit of various investment vehicles. Whilst at Mondrian, Mr. Miller has specialised in Emerging Markets and he is now the Chief Investment Officer for this product. Mr. Miller holds the ASIP designation and is a member of the CFA Institute and the CFA Society of the UK.

Robert A. Vogel Jr., CFA

Senior Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s US Large Cap Value team. Prior to joining Macquarie Investment Management (MIM) in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the US Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the CFA Society New York, the CFA Institute, and the CFA Society of Philadelphia.

(continues)                                              113

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees / Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015	President — Macquarie Investment Management[2] (June 2015-Present) Regional Head of Americas — UBS Global Asset Management (April 2010-May 2015)	95	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)
		Trustee since September 2015
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chair and Trustee	Trustee since March 2005	Private Investor (March 2004–Present)	95	None
		Chair since March 2015
Jerome D. Abernathy 2005 Market Street Philadelphia, PA 19103 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	95	None
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	95	Director — Banco Santander International (October 2016–Present) Director — Santander Bank, N.A. (December 2016–Present)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Private Investor (April 2011–Present)	95	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004–July 2014)

(continues)                                              115

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–June 2010)	95	Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004–Present)

					Director — Drexel Morgan & Co. (2015–Present)

					Director and Audit Committee Member — vTv Therapeutics LLC (2017–Present)

					Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018–Present)
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	95	None
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Private Investor (January 2017–Present) Chief Executive Officer — Banco Itaú International (April 2012–December 2016)	95	Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011–Present)

			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration		Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018–Present)

			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)

116

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) — PNC Financial Services Group	95	Director — HSBC North America Holdings Inc. (December 2013–Present)

					Director — HSBC USA Inc. (July 2014–Present)

					Director — HSBC Bank USA, National Association (July 2014–March 2017)

					Director — HSBC Finance Corporation (December 2013–April 2018)
Christianna Wood 2005 Market Street Philadelphia, PA 19103 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009–Present)	95	Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008–Present)

					Director; Chair of Investments Committee and Audit Committee Member — Grange Insurance (2013–Present)

Trustee; Chair of Nominating and Governance Committee and Audit Committee Member — The Merger Fund (2013–Present), The Merger Fund VL (2013–Present);

WCM Alternatives: Event-Driven Fund (2013–Present), and WCM Alternatives: Credit Event Fund

(December 2017–Present)

					Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010–2016)

(continues)                                              117

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

118

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Vice President and Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.	95	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.	95	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment manager, principal underwriter, and its transfer agent.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 231-8002.

(continues)                                              119

Portfolio managers

Kristen E. Bartholdson

Senior Vice President, Senior Portfolio Manager

Nigel Bliss

Senior Portfolio Manager

Mondrian Investment Partners Limited

Adam H. Brown

Managing Director, Senior Portfolio Manager

Liu-Er Chen

Managing Director, Senior Vice President,

Chief Investment Officer —

Emerging Markets and Healthcare

Ginny Chong

Senior Portfolio Manager

Mondrian Investment Partners Limited

Craig C. Dembek

Senior Managing Director, Head of Credit Research

Elizabeth A. Desmond

Deputy Chief Executive Officer, Chief Investment

Officer — International Equities

Mondrian Investment Partners Limited

Roger A. Early

Senior Managing Director, Chief Investment

Officer — US Fixed income

Gregory J.P. Halton

Senior Portfolio Manager

Mondrian Investment Partners Limited

J. David Hillmeyer

Senior Managing Director, Head of Global and Multi-Asset Credit

Nikhil G. Lalvani

Senior Vice President, Senior Portfolio Manager,

Team Leader

Daniela Mardarovici

Managing Director,

Co-Head of US Multisector/Core Plus Fixed Income

Paul A. Matlack

Managing Director, Senior Portfolio Manager

John P. McCarthy

Managing Director, Senior Portfolio Manager

Zsolt Mester

Portfolio Manager —

Mondrian Investment Partners Limited

Andrew Miller

Chief Investment Officer —

Emerging Market Equities

Mondrian Investment Partners Limited

Robert A. Vogel Jr.

Senior Vice President, Senior Portfolio Manager

120

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Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-0001

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Two Commerce Square, Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Investment advisor

Delaware Management Company, a series of Macquarie Investment Management Business Trust

2005 Market Street

Philadelphia, PA 19103-7094

Investment sub-advisor for certain Portfolios

Mondrian Investment Partners Limited

Fifth Floor

10 Gresham Street

London EC2V 7JD

United Kingdom

Macquarie Institutional Portfolios are designed exclusively for institutional investors and high net worth individuals. Macquarie Institutional Portfolios are distributed by Delaware Distributors, L.P., an affiliate of Macquarie Investment Management Business Trust (MIMBT), Macquarie Management Holdings, Inc., and Macquarie Group Limited. Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited and its subsidiaries and affiliates worldwide. Institutional investment management is provided by Macquarie Investment Management Advisers (MIMA), a series of MIMBT. MIMBT is a US registered investment advisor, and may not be able to provide investment advisory services to certain clients in certain jurisdictions.

Each Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Portfolio’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies (if any) relating to portfolio securities or Forms N-PORT are available without charge (i) upon request, by calling 800 231-8002; (ii) on the Portfolios’ website at macquarieim.com/mipliterature; and (iii) on the SEC’s website at sec.gov. Each Portfolio’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how each Portfolio voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Portfolios’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

This report was prepared for investors in the Macquarie Institutional Portfolios. It may be distributed to others only if preceded or accompanied by a current Macquarie Institutional Portfolios prospectus, which contains details about charges, expenses, investment objectives, and operating policies of the Portfolios. All Macquarie Institutional Portfolios are offered by prospectus only. The return and principal value of an investment in a Portfolio will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Carefully consider the Portfolios’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Portfolios’ prospectus, which may be obtained by visiting macquarieim.com/mipliterature or calling 800 231-8002. Investors should read the prospectus carefully before investing.

2005 Market Street
Philadelphia, PA 19103-7094
Telephone 800 231-8002
Fax 215 255-1162

(1028916)	Printed in the USA
AR-DPT 22426 [12/19]

Annual report

Alternative / specialty mutual fund

Delaware Global Listed Real Assets Fund

(formerly, Delaware REIT Fund)

October 31, 2019

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund’s shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 523-1918. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds® by Macquarie

Macquarie Investment Management (MIM) is a global asset manager with offices throughout the United States, Europe, Asia, and Australia. As active managers we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Global Listed Real Assets Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions

•	View statements and tax forms

•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, Macquarie Capital Investment Management LLC, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of Oct. 31, 2019, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware Global Listed Real Assets Fund	November 12, 2019 (Unaudited)

Performance preview (for the year ended October 31, 2019)
Delaware Global Listed Real Assets Fund (Institutional Class shares)	1-year return	+20.94%
Delaware Global Listed Real Assets Fund (Class A shares)	1-year return	+20.55%
Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD (primary benchmark)	1-year return	+9.76%
Global Listed Real Assets Blended Benchmark* (secondary benchmark)	1-year return	+11.81%
FTSE Nareit Equity REITs Index (previous benchmark)	1-year return	+23.70%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Global Listed Real Assets Fund, please see the table on page 6. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Please see pages 9 and 10 for a description of the indices. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*The Global Listed Real Assets Blended Benchmark is computed using a combination of 20% S&P Global Natural Resources Index NR; 20% FTSE EPRA Nareit Developed Index NR; 20% S&P Global Infrastructure Index NR; and 40% Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD.

Effective Aug. 20, 2019, Delaware REIT Fund was repositioned as Delaware Global Listed Real Assets Fund. The Fund’s name, investment objectives, and portfolio managers changed. The new portfolio managers intend to reposition the Fund’s investment portfolio in accordance with their current investment process. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund. Please read the latest prospectus for more information concerning this event.

Market review

The Fund’s fiscal year ended Oct. 31, 2019 got off to a rocky start, as most financial assets experienced sharp price declines in December 2018, reflecting investors’ worries about additional interest rate increases from the US Federal Reserve, even as data suggested weakening global economic growth. Other concerns on the part of investors included a strengthening US dollar, growing trade conflicts, the impact of

During the Fund’s fiscal year:

•  Conditions turned positive for real estate securities in the first quarter of 2019 and remained that way through the rest of the Fund’s fiscal year.

•  Among REITs, tech, manufactured homes, and industrial were the strongest-performing sectors.

• Lodging and regional malls were among the weakest REIT market sectors.

• More broadly, global listed real assets encountered relatively weak market conditions from Aug. 20, 2019 through the end of the Fund’s fiscal year – the period following the Fund’s repositioning.

Portfolio management review

Delaware Global Listed Real Assets Fund

Brexit, and a greater-than-expected slowdown in China.

Conditions for investors in real estate securities turned sharply positive by the first quarter of 2019, however, and generally remained that way for the rest of the reporting period. Global financial markets continued to march ahead, as central banks around the world – including the Fed, which gradually shifted from a policy of raising interest rates to one of cutting them – signaled their intent to provide monetary support for their respective economies. This shift took place against a backdrop of consistent US economic growth with few signs of inflation.

Global trade data continued to deteriorate throughout the 12-month period, pulling the global manufacturing sector toward recession. While this might have driven central banks’ pivot to easier monetary policy, the resilience of the larger services sector and labor markets seemed to temper the move toward more-aggressive policy easing.

US real estate investment trust (REIT) common stocks were significant beneficiaries in this overall environment since these securities’ relatively high yields made them increasingly desirable to investors as interest rates fell. Most REIT segments performed well, with particularly favorable results in the tech (consisting of data-center and mobile-communication-tower REITs, among others), manufactured homes, and industrial sectors. Due to relatively weak industry fundamentals, lodging and regional mall REITs were among the weakest-performing sectors for the fiscal year.

More broadly, global listed real assets – including global real estate equities, global listed infrastructure, global natural resources equities, and global inflation-linked bonds – encountered relatively weak market conditions from Aug. 20, 2019 through the end of the Fund’s fiscal year, the period during which the Fund’s investment universe broadened to include these four types of real assets.

Delaware REIT Fund

(Nov. 1, 2018–Aug. 19, 2019)

For the period Nov. 1, 2018 to Aug. 19, 2019, before Delaware REIT Fund was repositioned as Delaware Global Listed Real Assets Fund, the Fund’s Institutional Class shares gained 18.35%. The Fund’s Class A shares advanced 18.03% at net asset value and 11.27% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s previous benchmark, the FTSE Nareit Equity REITs Index, gained 18.32%. Complete annualized performance for the Fund is shown in the table on page 6.

Contributors and detractors

Compared with the FTSE Nareit Equity REITs Index, the Fund benefited the most from favorable sector allocation. Underweighting the lagging lodging category added value, as did overweighting the strong-performing manufactured homes sector. A large overweighting among apartment REITs also had a meaningfully positive effect on performance, given the sector’s strong result. In contrast, a modest cash allocation weighed on relative performance in a rising market for real estate securities.

Security selection detracted from the Fund’s performance, due almost entirely to the effect of a single out-of-index position in the healthcare REIT sector: Brookdale Senior Living Inc., an operator of senior-care facilities whose shares underperformed the sector by a wide margin. The company has struggled for some time due to what we have viewed as poor operational execution and capital-allocation decisions. Despite these challenges, we remain enthusiastic about Brookdale Senior Living’s longer-term upside potential, given an opportunity for new management to unlock value for shareholders, as well as improving fundamentals in the senior-housing industry. These improving fundamentals drove the strong contribution made by another Fund holding, senior-housing REIT Welltower Inc.

Other notable individual detractors included Park Hotels & Resorts Inc. and self-storage operator Public Storage. Shares of Park Hotels & Resorts underperformed along with the entire hotel sector, and the company’s acquisition of Chesapeake Lodging Trust put further pressure on the stock, as many investors appeared to question the transaction’s near-term financial impact. Meanwhile, our decision to underweight Public Storage was detrimental, given the stock’s strong gain. Public Storage produced better-than-expected growth in net operating income (NOI), leading to a rally in the stock. We underweighted Public Storage in favor of two self-storage competitors that we believed provided a better risk-reward trade-off, CubeSmart and Extra Space Storage Inc.

Meanwhile, security selection in manufactured housing REITs Sun Communities Inc. and Equity LifeStyle Properties Inc. added value for the Fund. Both companies benefited from their strong fundamentals and from investors’ willingness to pay a premium for the companies’ steady cash-flow growth in a generally low-growth environment.

Industrial property owner Rexford Industrial Realty Inc. also contributed to the Fund’s performance during the period. Rexford and other industrial REITs have been prime beneficiaries of the global shift toward online shopping as an alternative to brick-and-mortar retail. Rexford further benefited from low vacancies and high rents in Southern California, where the company’s properties are concentrated.

Of final note, REITs that own and operate mobile communication towers were strong relative contributors – namely, out-of-benchmark positions in American Tower Corp. and SBA Communications Corp. These companies have benefited from their predictable cash flow from long leases and low capital spending requirements, and further benefit from strong demand as the wireless communications industry transitions to 5G technology.

Our management strategy remained consistent, as it does regardless of the underlying economic or market conditions in which we operate. We prioritized those areas of the REIT market that we believed had the potential to benefit from a strong fundamental backdrop for commercial real estate, and that offered what we saw as attractively valued securities available for investment. We also regularly emphasized companies with good balance sheets, favorable management execution and corporate governance, and the opportunity to continue to grow their cash flow and prudently raise capital.

Throughout the period from Nov. 1, 2018 to Aug. 19, 2019, our priority was to continue to find areas of the global real estate securities market that we believed offered the potential for sustainable and accelerating growth. This focus led us to a variety of sectors, such as manufactured housing, which we liked for its business strength, solid NOI growth, low capital spending requirements, and favorable long-term demographics.

We also maintained an overweighting in the apartment REIT sector, reflecting strong demand as millennials increasingly have favored renting rather than owning homes. In addition, we maintained the Fund’s overweight in industrial REITs, which we believed could benefit from global trends favoring the growth of ecommerce.

We further underweighted the lodging and retail sectors. Lodging REITs generally remained unattractive to us because of their high asset prices and weak fundamentals. The retail sector, meanwhile, continued to struggle, as landlords sought to manage store closures and a shift toward smaller store formats.

Portfolio management review

Delaware Global Listed Real Assets Fund

Delaware Global Listed Real Assets Fund

(Aug. 20, 2019–Oct. 31, 2019)

For the period Aug. 20, 2019 to Oct. 31, 2019 (the “shortened period”), which covers the period when the new portfolio managers took over management of the Fund, Delaware Global Listed Real Assets Fund Institutional Class shares gained 2.19%. The Fund’s Class A shares advanced 2.13% at net asset value and declined 3.73% at maximum offer price. These figures reflect all distributions reinvested. For the same period, the Fund’s new primary benchmark, the Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD, declined 1.89%. The Fund’s new secondary benchmark, the Global Listed Real Assets Blended Benchmark, advanced 2.23% for the shortened period. Complete annualized performance for the Fund is shown in the table on page 6.

Individual contributors and detractors

Within equities, we tilted the Fund’s portfolio more toward listed infrastructure, while we tilted the Fund’s fixed income portion toward high yield names.

Inflation-linked global listed infrastructure was up more than 2% for the shortened period. The Fund’s positioning in water utilities in the United Kingdom supported performance, as did strong performance in the gas utilities sector, driven by exposure to a Mexican pipeline operation. The primary detractors from performance were an underweight to airports and a worse-than-expected regulatory outcome for an electric utility.

Global real estate was down 2% for the shortened period. Information technology, healthcare, and hotel and resort REITs contributed to performance, while an underweight to retail REITs and stock selection in healthcare facilities detracted from performance.

Global natural resources investments were up more than 7% for the shortened period. Overall,

the energy space contributed to performance, supported by oil and gas transportation names, which performed strongly on improving crude-oil shipping demand, sanctions, and anticipation of the International Maritime Organization 2020 mandate to shift from high- to low-sulfur fuel oil. Oil and gas exploration and production names were weaker on the back of broadly lower energy prices caused by lower demand and an abundance of supply. Outside of energy, protein producers gave back some of their strong first-quarter performance, driven by potential disruptions in the global protein markets caused by African swine fever. Forest producers performed well during the period as trends in lumber, improving housing demand, and sawmill closures’ limiting supply were supportive.

Inflation-linked fixed income was down more than 2%. The Fund’s underweight duration positions in Canada, Germany, and France, and an overweight sector allocation to Italy added to performance. Security selection in France and Germany also contributed to performance. An overweight duration position in the United States and sector allocation to the UK detracted from performance.

Opportunistic fixed income was up more than 1% for the shortened period, driven by the Fund’s positioning in higher yielding bonds, particularly in the industrial sector. The utility sector within investment grade was a drag on performance.

The commodities/tactical portion of the Fund was flat for the shortened period, as we did not hold a position in this sleeve during this time.

Geopolitical concerns in the form of trade uncertainty have flared up again and dampened the growth outlook, especially in the manufacturing sector. We believe that these concerns and occasional eruptions of trade uncertainty followed by truces, as we have seen a couple of times over the last several months, may uphold volatility. Meanwhile, the likelihood of prolonged accommodative monetary policy has increased significantly, as the Fed cut interest rates three times after being on hold for the first half of 2019. “Lower for longer” looks to be the prevailing theme for rates globally. In addition, there seems to be a comeback of central bank balance sheet expansion in many parts of the world. Overall, we remain constructive but not overly enthusiastic about the near-term outlook, given the increased uncertainty generated by service sector weakness. Fiscal policy is again a focus for investors and should help mitigate uncertainty, in our view. This environment could continue to support risk assets, but with US equity markets near all-time highs, we are reluctant to be overly bullish.

We prefer to look for opportunities elsewhere – for example, credit within fixed income – and closely monitor the imbalance between equities, which are near all-time highs, and fixed income, which is pricing in a recession. As of the end of the fiscal year, we remain tilted toward listed infrastructure within the Fund’s equity exposure while the fixed income portion of the portfolio is tilted toward higher yielding names.

Performance summary
Delaware Global Listed Real Assets Fund	October 31, 2019 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through October 31, 2019
	1 year	5 year	10 year	Lifetime
Class A (Est. Dec. 6, 1995)
Excluding sales charge	+20.55%	+5.98%	+11.94%	+10.66%
Including sales charge	+13.65%	+4.73%	+11.28%	+10.38%
Class C (Est. Nov. 11, 1997)
Excluding sales charge	+19.64%	+5.19%	+11.11%	+7.78%
Including sales charge	+18.64%	+5.19%	+11.11%	+7.78%
Class R (Est. June 2, 2003)
Excluding sales charge	+20.30%	+5.71%	+11.66%	+8.80%
Including sales charge	+20.30%	+5.71%	+11.66%	+8.80%
Institutional Class (Est. Nov. 11, 1997)
Excluding sales charge	+20.94%	+6.25%	+12.23%	+8.85%
Including sales charge	+20.94%	+6.25%	+12.23%	+8.85%
Class R6 (Est. Aug. 31, 2016)
Excluding sales charge	+21.00%	—	—	+4.32%
Including sales charge	+21.00%	—	—	+4.32%
Bloomberg Barclays Global
Inflation-Linked Total Return Index Value Hedged USD	+9.76%	+4.79%	+4.97%	+5.96%*
Global Listed Real Assets Blended Benchmark	+11.81%	+4.68%	+5.79%	+6.04%*
FTSE Nareit Equity REITs Index	+23.70%	+8.48%	+13.71%	+9.27%*

*The benchmark lifetime return is for Institutional Class share comparison only and is calculated using the last business day in the month of the Fund’s Institutional Class inception date.

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 8. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service (12b-1) fee.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual 12b-1 fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Investment strategies that hold securities issued by companies principally engaged in the infrastructure industry have greater exposure to the potential adverse economic, regulatory, political, and other changes affecting such entities.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors.

Infrastructure companies are subject to risks including increased costs associated with capital construction programs and environmental regulations, surplus capacity, increased competition, availability of fuel at reasonable prices, energy conservation policies, difficulty in raising capital, and increased susceptibility to terrorist acts or political actions. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will

Performance summary

Delaware Global Listed Real Assets Fund

perform poorly during a downturn in the natural resource sector.

Leveraging risk is the risk that certain fund transactions may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which the Fund has valued them.

The value of the Fund’s shares may be affected by factors particular to Real Assets Securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

Investing in the real estate industry includes risks such as declines in real estate value, lack of availability of mortgage funds, overbuilding, extended vacancies, increases in property taxes, changes in zoning laws, costs from cleanup of environmental problems, uninsured damages, variations in rents, and changes in interest rates.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) from exceeding 1.15% of the Fund’s average daily net assets for all share classes other than Class R6, and 1.00% of the Fund’s Class R6 shares’ average daily net assets from Nov. 1, 2018 to Oct. 31, 2019.** Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.43%	2.18%	1.68%	1.18%	1.03%
Net expenses (including fee waivers, if any)	1.40%	2.15%	1.65%	1.15%	1.00%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

**The aggregate contractual waiver period covering this report is from Feb. 28, 2018 through Aug. 20, 2020.

Performance of a $10,000 investment1

Average annual total returns from Oct. 31, 2009 through Oct. 31, 2019

For the period beginning Oct. 31, 2009 through Oct. 31, 2019	Starting value	Ending value
FTSE Nareit Equity REITs Index	$10,000	$36,147
Delaware Global Listed Real Assets Fund — Institutional Class shares	$10,000	$31,702
Delaware Global Listed Real Assets Fund — Class A shares	$9,425	$29,106
Global Listed Real Assets Blended Benchmark	$10,000	$17,553
Bloomberg Barclays Global Inflation-Linked
Total Return Index Value Hedged USD	$10,000	$16,236

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on Oct. 31, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 6 through 10.

The graph also assumes $10,000 invested in the Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD and the Global Listed Real Assets Blended Benchmark as of Oct. 31, 2009.

The Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government inflation-linked bond fund is likely and able to invest. The index is hedged to the US dollar against foreign exchange risk by

Performance summary

Delaware Global Listed Real Assets Fund

selling each foreign currency forward at the 1-month forward weight.

The Global Listed Real Assets Blended Benchmark is computed using a combination of 20% S&P Global Natural Resources Index (net return), 20% S&P Global Infrastructure Index (net return), 20% FTSE EPRA Nareit Developed Index (net return), and 40% Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD.

•	The S&P Global Infrastructure Index is composed of 75 of the largest publicly listed companies in the global infrastructure industry. The index has balanced weights across three distinct infrastructure clusters: energy, transportation, and utilities. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

•	The S&P Global Natural Resources Index includes 90 of the largest publicly traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity related sectors: agribusiness, energy, and metals and mining. The “net total return” index reinvests regular cash dividends after the deduction of applicable withholding taxes.

•	The FTSE EPRA Nareit Developed Index tracks the performance of listed real estate companies and real estate investment trusts (REITs) worldwide, based in US dollars. The NR “net return” index reflects withholding taxes on foreign dividends, but no deduction for fees, expenses, or other taxes.

•	The Bloomberg Barclays Global Inflation Linked Total Return Index Value Hedged USD measures the performance of investment-grade, government inflation-linked debt from 12 different developed market countries. Investability is a key criterion for inclusion of markets in this index, and it is designed to include only those markets in which a global government inflation-linked bond fund is likely and able to invest. The index is hedged to the US dollar against foreign exchange risk by selling each foreign currency forward at the 1-month forward weight.

The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DPREX	246248868
Class C	DPRCX	246248793
Class R	DPRRX	246248561
Institutional Class	DPRSX	246248777
Class R6	DPRDX	246248454

Disclosure of Fund expenses

For the six-month period from May 1, 2019 to October 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from May 1, 2019 to Oct. 31, 2019.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from May 1, 2019 to October 31, 2019 (Unaudited)

Delaware Global Listed Real Assets Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Annualized Expense Ratio	Expenses Paid During Period 5/1/19 to 10/31/19*
Actual Fund return†
Class A	$1,000.00	$1,105.80	1.48%	$7.86
Class C	1,000.00	1,100.90	2.23%	11.81
Class R	1,000.00	1,104.60	1.73%	9.18
Institutional Class	1,000.00	1,106.70	1.23%	6.53
Class R6	1,000.00	1,107.50	1.14%	6.06

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.74	1.48%	$7.53
Class C	1,000.00	1,013.96	2.23%	11.32
Class R	1,000.00	1,016.48	1.73%	8.79
Institutional Class	1,000.00	1,019.00	1.23%	6.26
Class R6	1,000.00	1,019.46	1.14%	5.80

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund’s expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the investment companies (Underlying Funds) in which it invests. The table above does not reflect the expenses of the Underlying Funds.

Security type / sector allocation and top 10 equity holdings
Delaware Global Listed Real Assets Fund	As of October 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications.

Security type / sector	Percentage of net assets

Common Stocks	56.11%
Consumer Staples	1.05%
Energy	7.05%
Financials	0.27%
Healthcare	1.07%
Industrials	8.97%
Information Technology	0.24%
Materials	7.02%
Real Estate Operating Companies/Developer	0.29%
REIT Diversified	1.50%
REIT Healthcare	1.88%
REIT Hotel	0.06%
REIT Industrial	1.65%
REIT Information Technology	1.55%
REIT Mall	0.55%
REIT Manufactured Housing	0.92%
REIT Mixed	0.30%
REIT Multifamily	3.46%
REIT Office	1.01%
REIT Retail	0.28%
REIT Self-Storage	0.99%
REIT Shopping Center	0.50%
REIT Single Tenant	0.80%
REIT Specialty	0.48%
Utilities	14.22%

Corporate Bonds	16.52%
Basic Industry	2.96%
Capital Goods	1.15%
Communications	4.23%
Consumer Cyclical	0.61%
Consumer Non-Cyclical	1.57%
Energy	4.40%
Real Estate Investment Trusts	0.66%
Technology	0.23%
Utilities	0.71%
Non-Agency Commercial Mortgage-Backed Securities	4.10%
Loan Agreements	5.01%

Security type / sector allocation and top 10 equity holdings

Delaware Global Listed Real Assets Fund

Security type / sector	Percentage of net assets

Sovereign Bonds	8.03%
US Treasury Obligations	5.51%
Options Purchased	0.01%
Limited Partnerships	1.29%
Short-Term Investments	4.28%
Total Value of Securities	100.86%
Liabilities Net of Receivables and Other Assets	(0.86%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets

Sydney Airport	1.23%
ALEATICA	1.20%
Infraestructura Energetica Nova	1.18%
Terna Rete Elettrica Nazionale	1.16%
Sacyr	1.16%
Cia de Saneamento do Parana	1.16%
Equinix	1.15%
Italgas	1.14%
APA Group	1.14%
Northland Power	1.13%

Schedule of investments
Delaware Global Listed Real Assets Fund	October 31, 2019

	Number of shares	Value (US $)

Common Stock – 56.11%

Consumer Staples – 1.05%
Bunge	4,231	$228,474
Tyson Foods Class A	7,189	595,177

		823,651

Energy – 7.05%
Ardmore Shipping †	13,800	110,262
BP	94,371	598,137
Cabot Oil & Gas	13,074	243,699
Cimarex Energy	3,949	166,727
Concho Resources	3,733	252,052
Euronav	27,879	310,293
Navigator Holdings †	31,002	334,512
Noble Energy	11,885	228,905
Northern Oil and Gas †	60,643	118,860
Par Pacific Holdings †	5,195	117,667
Pembina Pipeline	22,557	794,145
Phillips 66	4,361	509,452
TC Energy	17,283	871,170
TechnipFMC	11,665	230,150
Valero Energy	4,636	449,599
WPX Energy †	17,700	176,646

		5,512,276

Financials – 0.27%
Uranium Participation †	72,683	211,907

		211,907

Healthcare – 1.07%
Brookdale Senior Living †	114,147	838,980

		838,980

Industrials – 8.97%
ALEATICA	900,000	935,721
Arcosa	7,103	272,826
Atlantia	35,501	876,617
Atlas Arteria	154,759	856,665
Enav 144A #	146,074	850,423
GrafTech International	27,859	336,537
Sacyr	319,495	908,649
Sydney Airport	159,367	964,568
TPI Composites †	7,638	156,808
Transurban Group	83,789	857,158

		7,015,972

Information Technology – 0.24%
InterXion Holding †	2,145	189,232

		189,232

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)

Common Stock (continued)

Materials – 7.02%
Acadian Timber	32,026	$397,559
Air Products & Chemicals	1,113	237,358
Alcoa †	14,197	295,156
Barrick Gold	32,008	556,027
Compass Minerals International	9,591	541,700
FMC	2,926	267,729
Glencore †	125,160	377,186
Hudbay Minerals	123,777	450,548
Louisiana-Pacific	8,371	244,684
Mercer International	21,126	257,737
Newmont Goldcorp	14,857	590,269
Nutrien	11,769	562,440
West Fraser Timber	10,022	463,397
Westlake Chemical	3,946	249,348

		5,491,138

Real Estate Operating Companies/Developer – 0.29%
CapitaLand	26,300	69,595
Mitsui Fudosan	6,100	157,090

		226,685

REIT Diversified – 1.50%
Inmobiliaria Colonial Socimi	9,739	125,781
Japan Prime Realty Investment	25	120,150
Mapletree Commercial Trust	122,800	210,316
United Urban Investment	38	76,711
Weyerhaeuser	21,935	640,721

		1,173,679

REIT Healthcare – 1.88%
Alexandria Real Estate Equities	1,209	191,929
Assura	134,818	130,628
Healthpeak Properties	9,139	343,809
Welltower	8,827	800,521

		1,466,887

REIT Hotel – 0.06%
Park Hotels & Resorts	2,010	46,733

		46,733

REIT Industrial – 1.65%
Goodman Group	27,719	274,965
Prologis	8,508	746,662
Rexford Industrial Realty	5,630	270,747

		1,292,374

REIT Information Technology – 1.55%
American Tower	737	160,725

	Number of shares	Value (US $)
Common Stock (continued)
REIT Information Technology (continued)
Equinix	1,582	$896,646
QTS Realty Trust Class A	2,879	154,286

		1,211,657

REIT Mall – 0.55%
Simon Property Group	2,875	433,205

		433,205

REIT Manufactured Housing – 0.92%
Equity LifeStyle Properties	3,128	218,772
Sun Communities	3,096	503,564

		722,336

REIT Mixed – 0.30%
Liberty Property Trust	3,918	231,436

		231,436

REIT Multifamily – 3.46%
Apartment Investment & Management Class A	2,620	143,786
AvalonBay Communities	1,464	318,654
Bluerock Residential Growth REIT	15,977	192,044
Camden Property Trust	2,838	324,582
Equity Residential	5,158	457,308
Essex Property Trust	1,295	423,633
Japan Rental Housing Investments	156	149,658
Killam Apartment Real Estate Investment Trust	11,440	169,459
UDR	7,138	358,685
UNITE Group	11,245	163,870

		2,701,679

REIT Office – 1.01%
Boston Properties	1,953	267,952
Daiwa Office Investment	25	199,324
Dexus	16,948	139,847
Kilroy Realty	2,153	180,701

		787,824

REIT Retail – 0.28%
Link REIT	20,000	218,097

		218,097

REIT Self-Storage – 0.99%
CubeSmart	6,971	220,981
Extra Space Storage	3,268	366,898
Public Storage	844	188,094

		775,973

REIT Shopping Center – 0.50%
Brixmor Property Group	3,841	84,579

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)
Common Stock (continued)
REIT Shopping Center (continued)
Regency Centers	2,894	$194,593
SITE Centers	7,268	112,872

		392,044

REIT Single Tenant – 0.80%
National Retail Properties	2,129	125,419
Spirit Realty Capital	3,088	153,906
STORE Capital	8,511	344,696

		624,021

REIT Specialty – 0.48%
Invitation Homes	12,211	375,977

		375,977

Utilities – 14.22%
APA Group	111,133	892,501
Cia de Saneamento do Parana	39,846	906,110
Infraestructura Energetica Nova †	209,111	923,995
Italgas	138,857	893,274
National Grid	74,650	871,538
Northland Power	44,206	882,710
Pennon Group	72,762	846,574
Severn Trent	29,722	868,184
Snam	167,347	858,554
Spark Infrastructure Group	620,512	864,055
Terna Rete Elettrica Nazionale	137,756	910,159
Transmissora Alianca de Energia Eletrica	74,256	531,577
United Utilities Group	76,994	867,887

		11,117,118

Total Common Stock (cost $41,122,341)		43,880,881

	Principal amount°
Corporate Bonds – 16.52%
Basic Industry – 2.96%
Chemours 7.00% 5/15/25	350,000	338,625
First Quantum Minerals 144A 7.25% 5/15/22 #	200,000	201,250
Freeport-McMoRan 5.45% 3/15/43	380,000	355,300
Hudbay Minerals 144A 7.625% 1/15/25 #	170,000	173,931
IAMGOLD 144A 7.00% 4/15/25 #	120,000	124,500
Novelis 144A 5.875% 9/30/26 #	120,000	126,312
Olin 5.625% 8/1/29	330,000	343,454
Steel Dynamics 5.00% 12/15/26	485,000	517,835

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Tronox Finance 144A 5.75% 10/1/25 #	140,000	$132,650

		2,313,857

Capital Goods – 1.15%
Advanced Disposal Services 144A 5.625% 11/15/24 #	160,000	167,400
Boise Cascade 144A 5.625% 9/1/24 #	330,000	344,850
Clean Harbors 144A 5.125% 7/15/29 #	160,000	170,800
Covanta Holding 6.00% 1/1/27	120,000	126,000
GFL Environmental 144A 5.375% 3/1/23 #	85,000	87,869

		896,919

Communications – 4.23%
CCO Holdings 144A 5.375% 6/1/29 #	640,000	684,800
CenturyLink 7.50% 4/1/24	160,000	182,000
Clear Channel Worldwide Holdings 144A 9.25% 2/15/24 #	160,000	176,300
CSC Holdings
144A 5.75% 1/15/30 #	365,000	384,619
6.75% 11/15/21	120,000	129,600
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	80,000	85,000
Frontier Communications 144A 8.00% 4/1/27 #	80,000	84,200
Gray Television 144A 7.00% 5/15/27 #	160,000	175,683
Level 3 Financing 5.375% 5/1/25	160,000	165,800
Nexstar Broadcasting 144A 5.625% 7/15/27 #	160,000	169,152
Radiate Holdco 144A 6.625% 2/15/25 #	130,000	131,950
Sirius XM Radio 144A 5.50% 7/1/29 #	315,000	341,184
Sprint Capital 8.75% 3/15/32	100,000	122,188
T-Mobile USA 4.75% 2/1/28	170,000	179,775
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	200,000	213,000
Zayo Group 6.375% 5/15/25	80,000	82,540

		3,307,791

Consumer Cyclical – 0.61%
Hilton Domestic Operating 144A 4.875% 1/15/30 #	120,000	127,800
Lennar 5.00% 6/15/27	160,000	173,400
Murphy Oil USA 5.625% 5/1/27	160,000	172,515

		473,715

Consumer Non-Cyclical – 1.57%
HCA
5.375% 2/1/25	120,000	132,150
5.875% 2/1/29	350,000	397,250
JBS USA 144A 5.50% 1/15/30 #	250,000	270,000
Pilgrim’s Pride 144A 5.75% 3/15/25 #	160,000	166,400
Tenet Healthcare 5.125% 5/1/25	90,000	92,363

Schedule of investments

Delaware Global Listed Real Assets Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Tenet Healthcare
8.125% 4/1/22	160,000	$173,800

		1,231,963

Energy – 4.40%
AmeriGas Partners 5.875% 8/20/26	320,000	356,000
Cheniere Corpus Christi Holdings 7.00% 6/30/24	295,000	340,011
Cheniere Energy Partners
144A 4.50% 10/1/29 #	100,000	102,375
5.25% 10/1/25	330,000	342,787
Chesapeake Energy 8.00% 1/15/25	440,000	292,600
Crestwood Midstream Partners 144A 5.625% 5/1/27 #	170,000	171,703
DCP Midstream Operating 5.125% 5/15/29	330,000	336,187
Genesis Energy 6.50% 10/1/25	270,000	257,513
Gulfport Energy 6.375% 1/15/26	60,000	36,300
Murphy Oil
5.625% 12/1/42	200,000	171,234
6.875% 8/15/24	160,000	169,574
Oasis Petroleum 6.875% 3/15/22	70,000	62,475
Southwestern Energy 7.75% 10/1/27	210,000	181,650
Summit Midstream Holdings 5.75% 4/15/25	100,000	78,000
Targa Resources Partners
5.375% 2/1/27	170,000	174,888
5.875% 4/15/26	160,000	167,616
WPX Energy 5.25% 10/15/27	205,000	199,875

		3,440,788

Real Estate Investment Trusts – 0.66%
HAT Holdings I 144A 5.25% 7/15/24 #	160,000	168,600
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	310,000	350,688

		519,288

Technology – 0.23%
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	170,000	177,225

		177,225

Utilities – 0.71%
Calpine 144A 5.875% 1/15/24 #	170,000	174,165
Vistra Operations
144A 5.00% 7/31/27 #	120,000	124,500
144A 5.50% 9/1/26 #	120,000	127,106
144A 5.625% 2/15/27 #	120,000	127,650

		553,421

Total Corporate Bonds (cost $12,867,273)		12,914,967

	Principal amount°	Value (US $)
Non-Agency Commercial Mortgage-Backed Securities – 4.10%
BANK Series 2017-BNK8 C 4.073% 11/15/50 ●	750,000	$799,970
BENCHMARK Mortgage Trust Series 2018-B6 A4 4.261% 10/10/51	750,000	856,110
GS Mortgage Securities Trust Series 2017-GS6 B 3.869% 5/10/50	730,000	779,980
Morgan Stanley Capital I Trust Series 2016-BNK2 B 3.485% 11/15/49	740,000	771,297

Total Non-Agency Commercial Mortgage-Backed Securities (cost $3,221,965)		3,207,357

Loan Agreements – 5.01%
Blackstone CQP Holdco Tranche B 1st Lien 5.656% (LIBOR03M + 3.50%) 9/30/24 ●	174,563	174,199
Calpine Construction Finance 1st Lien 0.00% 1/15/25 X	127,176	127,474
Calpine Tranche B5 1st Lien 4.61% (LIBOR03M + 2.50%) 1/15/24 ●	127,168	127,349
Calpine Tranche B9 1st Lien 4.86% (LIBOR03M + 2.75%) 4/1/26 ●	127,181	127,433
CenturyLink Tranche B 1st Lien 4.536% (LIBOR01M + 2.75%) 1/31/25 ●	233,157	231,457
Clear Channel Outdoor Holdings Tranche B 1st Lien 0.00% 8/21/26 X	170,000	170,567
CSC Holdings 1st Lien 4.171% (LIBOR01M + 2.25%) 7/17/25 ●	254,348	253,473
Delek US Holdings Tranche B 1st Lien 4.036% (LIBOR01M + 2.25%) 3/30/25 ●	127,178	125,747
DTZ US Borrower Tranche B 1st Lien 5.036% (LIBOR01M + 3.25%) 8/21/25 ●	84,786	85,143
Edgewater Generation Tranche B 1st Lien 5.536% (LIBOR01M + 3.75%) 12/13/25 ●	84,786	81,501
Frontier Communications Tranche B1 1st Lien 5.54% (LIBOR01M + 3.75%) 6/15/24 ●	84,783	84,607
GIP III Stetson I Tranche B 1st Lien 6.128% (LIBOR01M + 4.25%) 7/18/25 ●	92,024	85,122
HCA Tranche B11 1st Lien 3.536% (LIBOR01M + 1.75%) 3/17/23 ●	169,570	170,345
Hercules Merger 1st Lien 0.00% 10/16/26 X	150,000	150,867
iHeartCommunications 1st Lien 6.032% (LIBOR01M + 4.00%) 5/1/26 ●	127,500	128,084
Lamar Media Tranche B 1st Lien 0.00% 3/16/25 X	170,000	170,956
LCPR Loan Financing Tranche B 1st Lien 6.828% (LIBOR03M + 5.00%) 10/22/26 ●	100,000	100,906
Midcontinent Communications Tranche B 1st Lien 4.164% (LIBOR01M + 2.25%) 8/15/26 ●	255,000	256,753

Schedule of investments

Delaware Global Listed Real Assets Fund

		Principal amount°	Value (US $)

Loan Agreements (continued)
Sprint Communications Tranche B 1st Lien
4.313% (LIBOR01M + 2.50%) 2/3/24 ●		254,348	$251,908
4.813% (LIBOR01M + 3.00%) 2/3/24 ●		254,359	253,509
Summit Midstream Partners Holdings Tranche B 1st Lien 7.786% (LIBOR01M + 6.00%) 5/21/22 ●		82,175	80,086
Telenet Financing USD Tranche AN-DD 1st Lien 4.171% (LIBOR01M + 2.25%) 8/15/26 ●		255,000	255,133
UGI Energy Services Tranche B 1st Lien 5.536% (LIBOR01M + 3.75%) 8/13/26 ●		169,575	170,423
USIC Holdings 1st Lien 5.036% (LIBOR01M + 3.25%) 12/9/23 ●		84,789	82,564
Vistra Operations Tranche B3 1st Lien 3.828% (LIBOR01M + 2.00%) 12/31/25 ●		170,000	170,797

Total Loan Agreements (cost $3,918,975)			3,916,403

Sovereign Bonds – 8.03%Δ
Australia – 0.17%
Australia Government Bond 0.75% 11/21/27	AUD	176,494	136,367

			136,367

Canada – 0.41%
Canadian Government Real Return Bonds
4.00% 12/1/31	CAD	179,640	196,832
4.25% 12/1/26	CAD	124,610	121,909

			318,741

France – 0.90%
French Republic Government Bond OAT
0.10% 3/1/25	EUR	130,665	155,405
0.10% 3/1/28	EUR	271,331	332,170
144A 1.80% 7/25/40 #	EUR	59,891	106,394
3.15% 7/25/32	EUR	64,655	113,372

			707,341

Germany – 0.45%
Deutsche Bundesrepublik Inflation Linked Bond 0.10% 4/15/26	EUR	284,585	348,263

			348,263

Italy – 1.12%
Italy Buoni Poliennali Del Tesoro
0.10% 5/15/23	EUR	381,019	431,037
144A 2.55% 9/15/41 #	EUR	39,772	60,273
144A 3.10% 9/15/26 #	EUR	282,836	385,071

			876,381

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)

Japan – 0.40%
Japanese Government CPI Linked Bond 0.10% 3/10/29	JPY	32,677,914	$313,949

			313,949

Spain – 0.31%
Spain Government Inflation Linked Bond 0.15% 11/30/23	EUR	205,420	239,989

			239,989

United Kingdom – 4.27%
United Kingdom Gilt Inflation Linked
0.125% 3/22/29	GBP	104,433	173,440
0.125% 3/22/44	GBP	144,392	311,778
0.125% 3/22/46	GBP	147,100	327,062
0.125% 3/22/58	GBP	74,097	199,216
0.125% 3/22/68	GBP	116,820	380,310
0.25% 3/22/52	GBP	174,742	442,177
0.625% 3/22/40	GBP	161,664	355,038
1.125% 11/22/37	GBP	50,482	114,219
1.25% 11/22/27	GBP	97,701	170,333
1.25% 11/22/32	GBP	194,796	395,927
1.875% 11/22/22	GBP	319,133	472,634

			3,342,134

Total Sovereign Bonds (cost $6,287,054)			6,283,165

US Treasury Obligations – 5.51%

US Treasury Inflation Indexed Bonds
1.00% 2/15/48		270,504	301,145
1.375% 2/15/44		225,670	268,678
2.125% 2/15/40		94,960	125,129
US Treasury Inflation Indexed Notes
0.25% 7/15/29		852,542	861,001
0.50% 1/15/28		853,194	874,571
0.625% 4/15/23		1,115,510	1,126,731
0.625% 1/15/26		730,012	749,357

Total US Treasury Obligations (cost $4,333,987)			4,306,612

	Number of contracts
Options Purchased – 0.01%

Futures Put Option – 0.01%
US Treasury 10 yr Note strike price $129.75, expiration date 11/22/19, notional amount $233,550,000 (HSBC)		18	5,625

Total Options Purchased (cost $5,390)			5,625

Schedule of investments

Delaware Global Listed Real Assets Fund

	Number of shares	Value (US $)

Limited Partnership – 1.29%

Magellan Midstream Partners	12,517	$780,060
Westlake Chemical Partners	10,113	231,992

Total Limited Partnership (cost $1,063,455)		1,012,052

Short-Term Investments – 4.28%

Money Market Mutual Funds – 4.28%
BlackRock FedFund – Institutional Shares (seven-day effective yield 1.72%)	668,540	668,723
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 1.72%)	668,540	668,723
GS Financial Square Government Fund – Institutional Shares (seven-day effective yield 1.71%)	668,540	668,723
Morgan Stanley Government Portfolio – Institutional Share Class (seven-day effective yield 1.72%)	668,540	668,723
State Street Institutional US Government Money Market Fund – Investor Class (seven-day effective yield 1.67%)	668,540	668,633

Total Short-Term Investments (cost $3,343,525)		3,343,525

Total Value of Securities – 100.86% (cost $76,163,965)		$78,870,587

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Oct. 31, 2019, the aggregate value of Rule 144A securities was $7,465,823, which represents 9.55% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

Δ	Securities have been classified by country of origin.

†	Non-income producing security.

•

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at Oct. 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after Oct. 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.

The following foreign currency exchange contracts and futures contracts were outstanding at Oct. 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	EUR	(700)	USD	780	11/1/19	$—	$—
BNYM	GBP	(949)	USD	1,227	11/1/19	—	(3)
JPMCB	AUD	(190,318)	USD	130,444	1/10/20	—	(999)
JPMCB	CAD	(430,341)	USD	329,869	1/10/20	2,997	—
JPMCB	EUR	(1,971,051)	USD	2,201,501	1/10/20	—	(8,316)
JPMCB	GBP	(2,633,235)	USD	3,396,346	1/10/20	—	(23,177)
JPMCB	JPY	(33,984,700)	USD	313,590	1/10/20	—	(2,709)

Total Foreign Currency Exchange Contracts						$2,997	$(35,204)

Futures Contracts

Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
1 Euro-Bund	$191,564	$191,599	12/6/19	$(35)	$780

The use of foreign currency exchange contracts and futures contracts involve elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

AUD – Australian Dollar

BNYM – The Bank of New York Mellon

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – European Monetary Unit

GBP – British Pound Sterling

GS – Goldman Sachs

HKD – Hong Kong Dollar

HSBC – Hong Kong Shanghai Bank

ICE – Intercontinental Exchange

JPMCB – JPMorgan Chase Bank, National Association

JPY – Japanese Yen

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR03M – ICE LIBOR USD 3 Month

Schedule of investments

Delaware Global Listed Real Assets Fund

Summary of abbreviations (continued):

LIBOR06M – ICE LIBOR USD 6 Month

MXN – Mexican Peso

OAT – Obligations Assimilables du Tresor

REIT – Real Estate Investment Trust

SGD – Singapore Dollar

USD – US Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

This page intentionally left blank.

Statement of assets and liabilities
Delaware Global Listed Real Assets Fund	October 31, 2019

Assets:
Investments, at value[1]	$78,864,962
Options purchased, at value[2]	5,625
Cash	56,709
Cash collateral due from brokers	2,487
Dividends and interest receivable	265,349
Receivable for fund shares sold	18,827
Unrealized gain on foreign currency exchange contracts	2,997
Variation margin receivable on futures contracts	780
Foreign tax reclaims receivable	220

Total assets	79,217,956

Liabilities:
Foreign currencies, at value[3]	1,612
Payable for securities purchased	889,520
Payable for fund shares redeemed	13,356
Other accrued expenses	51,995
Unrealized loss on foreign currency exchange contracts	35,204
Distribution fees payable to affiliates	16,310
Investment management fees payable to affiliates	5,813
Audit and tax fees payable	4,750
Dividend disbursing and transfer agent fees and expense payable to affiliates	587
Accounting and administration expenses payable to affiliates	561
Trustees’ fees and expenses payable to affiliates	241
Legal fees payable to affiliates	116
Reports and statements to shareholders expenses payable to affiliates	79

Total liabilities	1,020,144

Total Net Assets	$78,197,812

Net Assets Consist of:
Paid-in capital	$73,230,663
Total distributable earnings (loss)	4,967,149

Total Net Assets	$78,197,812

Net Asset Value
Class A:
Net assets	$51,133,271
Shares of beneficial interest outstanding, unlimited authorization, no par	3,969,635
Net asset value per share	$12.88
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$13.67

Class C:
Net assets	$4,081,933
Shares of beneficial interest outstanding, unlimited authorization, no par	317,670
Net asset value per share	$12.85

Class R:
Net assets	$4,965,501
Shares of beneficial interest outstanding, unlimited authorization, no par	385,854
Net asset value per share	$12.87

Institutional Class:
Net assets	$12,621,170
Shares of beneficial interest outstanding, unlimited authorization, no par	975,489
Net asset value per share	$12.94

Class R6:
Net assets	$5,395,937
Shares of beneficial interest outstanding, unlimited authorization, no par	417,943
Net asset value per share	$12.91
[1] Investments, at cost	$76,158,575
[2] Options purchased, at cost	5,390
[3] Foreign currencies, at cost	(1,587)

See accompanying notes, which are an integral part of the financial statements.

Statement of operations
Delaware Global Listed Real Assets Fund	Year ended October 31, 2019

Investment Income:
Dividends	$1,856,278
Interest	188,138
Foreign tax withheld	(10,457)

2,033,959

Expenses:
Management fees	578,482
Distribution expenses — Class A	124,825
Distribution expenses — Class C	43,607
Distribution expenses — Class R	25,086
Registration fees	106,735
Dividend disbursing and transfer agent fees and expenses	102,967
Reports and statements to shareholders expenses	86,997
Accounting and administration expenses	53,494
Audit and tax fees	37,045
Legal fees	31,798
Custodian fees	5,704
Trustees’ fees and expenses	4,607
Other	15,399

1,216,746
Less expenses waived	(121,550)
Less expenses paid indirectly	(341)

Total operating expenses	1,094,855

Net Investment Income	939,104

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,629,641
Foreign currencies	(30,085)
Foreign currency exchange contracts	(170,025)
Futures contracts	724

Net realized gain	11,430,255

Net change in unrealized appreciation (depreciation) of:
Investments	2,079,969
Foreign currencies	359
Foreign currency exchange contracts	(32,207)
Futures contracts	(35)
Options purchased	235

Net change in unrealized appreciation (depreciation)	2,048,321

Net Realized and Unrealized Gain	13,478,576

Net Increase in Net Assets Resulting from Operations	$14,417,680

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Global Listed Real Assets Fund

	Year ended
	10/31/19	10/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$939,104	$1,728,152
Net realized gain (loss)	11,430,255	(4,660,347)
Net change in unrealized appreciation (depreciation)	2,048,321	1,414,177

Net increase (decrease) in net assets resulting from operations	14,417,680	(1,518,018)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(844,447)	(2,288,726)
Class C	(44,170)	(318,021)
Class R	(75,055)	(250,113)
Institutional Class	(244,872)	(633,427)
Class R6	(102,244)	(583,221)

Return of capital:
Class A	—	(209,001)
Class C	—	(19,894)
Class R	—	(20,381)
Institutional Class	—	(56,487)
Class R6	—	(20,089)

	(1,310,788)	(4,399,360)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,999,130	8,318,136
Class C	364,260	428,695
Class R	835,007	1,440,311
Institutional Class	1,973,939	5,556,687
Class R6	116,008	1,279,655

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	818,760	2,442,673
Class C	43,565	335,668
Class R	75,055	270,493
Institutional Class	241,619	674,532
Class R6	102,244	603,310

	6,569,587	21,350,160

	Year ended
	10/31/19	10/31/18
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(10,817,762)	$(23,059,189)
Class C	(1,866,085)	(8,777,823)
Class R	(1,730,581)	(4,346,949)
Institutional Class	(5,482,400)	(8,836,014)
Class R6	(569,825)	(16,607,978)

	(20,466,653)	(61,627,953)

Decrease in net assets derived from capital share transactions	(13,897,066)	(40,277,793)

Net Decrease in Net Assets	(790,174)	(46,195,171)

Net Assets:
Beginning of year	$78,987,986	$125,183,157

End of year	$78,197,812	$78,987,986

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Global Listed Real Assets Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$10.87	$11.36	$14.28	$15.54	$15.61

0.14	0.19	0.08	0.18	0.13
2.07	(0.21)	0.03	0.41	0.76

2.21	(0.02)	0.11	0.59	0.89

(0.20)	(0.16)	(0.21)	(0.24)	(0.24)
—	(0.05)	—	—	—
—	(0.26)	(2.82)	(1.61)	(0.72)

(0.20)	(0.47)	(3.03)	(1.85)	(0.96)

$12.88	$10.87	$11.36	$14.28	$15.54

20.55%	(0.26% )	0.90%	4.24%	5.70%

$51,133	$50,627	$65,824	$86,129	$90,899
1.42%	1.39%	1.44%	1.33%	1.37%

1.58%	1.41%	1.44%	1.33%	1.37%
1.21%	1.76%	0.71%	1.24%	0.81%

1.05%	1.74%	0.71%	1.24%	0.81%
125%	120%	145%	111%	67%

Financial highlights

Delaware Global Listed Real Assets Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Amount is less than $(0.005) per share.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

10/31/19	10/31/18	10/31/17		10/31/16	10/31/15

$10.85	$11.31	$14.24		$15.50	$15.59

0.05	0.11	—	[2]	0.07	0.01
2.07	(0.21)	0.02		0.42	0.75

2.12	(0.10)	0.02		0.49	0.76

(0.12)	(0.05)	(0.13)		(0.14)	(0.13)
—	(0.05)	—		—	—
—	(0.26)	(2.82)		(1.61)	(0.72)

(0.12)	(0.36)	(2.95)		(1.75)	(0.85)

$12.85	$10.85	$11.31		$14.24	$15.50

19.64%	(0.99% )	0.13%		3.53%	4.86%

$4,082	$4,810	$13,331		$20,598	$22,085
2.17%	2.14%	2.19%		2.08%	2.12%

2.33%	2.16%	2.19%		2.08%	2.12%
0.46%	1.01%	(0.04%	)	0.49%	0.06%

0.30%	0.99%	(0.04%	)	0.49%	0.06%
125%	120%	145%		111%	67%

Financial highlights

Delaware Global Listed Real Assets Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended
10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$10.86	$11.35	$14.27	$15.53	$15.61

0.11	0.17	0.05	0.15	0.09
2.07	(0.22)	0.04	0.41	0.75

2.18	(0.05)	0.09	0.56	0.84

(0.17)	(0.13)	(0.19)	(0.21)	(0.20)
—	(0.05)	—	—	—
—	(0.26)	(2.82)	(1.61)	(0.72)

(0.17)	(0.44)	(3.01)	(1.82)	(0.92)

$12.87	$10.86	$11.35	$14.27	$15.53

20.30%	(0.54% )	0.66%	4.00%	5.40%

$4,966	$4,934	$7,885	$12,573	$12,025
1.67%	1.64%	1.69%	1.58%	1.62%

1.83%	1.66%	1.69%	1.58%	1.62%
0.96%	1.51%	0.46%	0.99%	0.56%

0.80%	1.49%	0.46%	0.99%	0.56%
125%	120%	145%	111%	67%

Financial highlights

Delaware Global Listed Real Assets Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Year ended

10/31/19	10/31/18	10/31/17	10/31/16	10/31/15

$10.91	$11.41	$14.33	$15.57	$15.64

0.17	0.22	0.12	0.21	0.16
2.09	(0.22)	0.02	0.44	0.76

2.26	—	0.14	0.65	0.92

(0.23)	(0.19)	(0.24)	(0.28)	(0.27)
—	(0.05)	—	—	—
—	(0.26)	(2.82)	(1.61)	(0.72)

(0.23)	(0.50)	(3.06)	(1.89)	(0.99)

$12.94	$10.91	$11.41	$14.33	$15.57

20.94%	(0.08% )	1.14%	4.60%	5.94%

$12,621	$13,741	$16,988	$38,720	$108,943
1.17%	1.14%	1.19%	1.08%	1.12%

1.33%	1.16%	1.19%	1.08%	1.12%
1.46%	2.01%	0.96%	1.49%	1.06%

1.30%	1.99%	0.96%	1.49%	1.06%
125%	120%	145%	111%	67%

Financial highlights

Delaware Global Listed Real Assets Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	The average shares outstanding method has been applied for per share information.

[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Portfolio turnover is representative of the Fund for the entire year ended Oct. 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

	Year ended		8/31/16[1] to

10/31/19	10/31/18	10/31/17	10/31/16

$10.89	$11.41	$14.33	$15.43

0.18	0.24	0.13	0.29
2.08	(0.23)	0.03	(1.33)

2.26	0.01	0.16	(1.04)

(0.24)	(0.22)	(0.26)	(0.06)
—	(0.05)	—	—
—	(0.26)	(2.82)	—

(0.24)	(0.53)	(3.08)	(0.06)

$12.91	$10.89	$11.41	$14.33

21.00%	0.09%	1.28%	(6.79% )

$5,396	$4,876	$21,155	$2
1.07%	1.01%	1.04%	0.93%

1.23%	1.03%	1.04%	0.93%
1.56%	2.14%	1.11%	1.97%

1.40%	2.12%	1.11%	1.97%
125%	120%	145%	111% [4]

Notes to financial statements
Delaware Global Listed Real Assets Fund	October 31, 2019

Delaware Global Listed Real Assets Fund (formerly, Delaware REIT Fund) (Fund) is a series of Delaware Pooled® Trust (Trust), which is organized as a Delaware statutory trust. The Fund is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of a front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. This report contains information relating only to Delaware Global Listed Real Assets Fund. All other series of Delaware Pooled Trust, the Macquarie Institutional Portfolios, are included in a separate report.

The investment objective of the Fund is to seek total return, which is targeted to be in excess of inflation, through growth of capital and current income.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Investments in repurchase agreements are generally valued at par, which approximates fair value each business day. Open-end investment companies are valued at their published net asset value (NAV). Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund’s federal income tax returns through the year ended Oct. 31, 2019 and for all open tax years (years ended Oct. 31, 2016–Oct. 31, 2018), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other expenses” on the “Statement of operations.” In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund. During the year ended Oct. 31, 2019, the Fund did not incur any interest or tax penalties.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Repurchase Agreements – The Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or

Notes to financial statements

Delaware Global Listed Real Assets Fund

1. Significant Accounting Policies (continued)

third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Oct. 31, 2019, the Fund held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds® by Macquarie (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The financial statements reflect an estimate of the reclassification of the distribution character. Distributions received from investments in limited partnerships are recorded as return of capital on investments. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statement of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, the Fund earned $111 under this arrangement.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended Oct. 31, 2019, the Fund earned $230 under this arrangement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse the Fund to the extent necessary to ensure total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) from exceeding 1.15% of the Fund’s average daily net assets for all share classes other than Class R6 and 1.00% of the Fund’s average daily net assets of the Class R6 shares from Nov. 1, 2018 through Oct. 31, 2019.* For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses, as may be agreed upon from time to time by the Board and DMC. These waivers and reimbursements apply only to expenses paid directly to the Fund and may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Effective May 30, 2019, DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Fund equity security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $45 billion (Total Fee). Each

49

Notes to financial statements

Delaware Global Listed Real Assets Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended Oct. 31, 2019, the Fund was charged $6,893 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees were calculated daily and paid monthly based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.005% of the next $20 billion; and 0.0025% of average daily net assets in excess of $50 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Oct. 31, 2019, the Fund was charged $7,581 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Oct. 31, 2019, the Fund was charged $18,277 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Oct. 31, 2019, DDLP earned $2,533 for commissions on sales of the Fund’s Class A shares. For the year ended Oct. 31, 2019, DDLP received gross CDSC commissions of $61 and $24 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of the investment companies (Underlying Funds) in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of the Underlying Funds and the number of shares that are owned of the Underlying Funds at different times.

*The aggregate contractual waiver period covering this report is from Feb. 28, 2018 through Aug. 20, 2020.

3. Investments

For the year ended Oct. 31, 2019, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than US government securities	$90,152,310
Purchases of US government securities	6,617,149
Sales other than US government securities	110,755,238
Sales of US government securities	2,267,827

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At Oct. 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$76,732,466

Aggregate unrealized appreciation of investments and derivatives	$3,868,856
Aggregate unrealized depreciation of investments and derivatives	(1,762,977)

Net unrealized appreciation of investments and derivatives	$2,105,879

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below and on the next page.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities,

Notes to financial statements

Delaware Global Listed Real Assets Fund

3. Investments (continued)

credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)

Level 3	–	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Oct. 31, 2019:

	Level 1	Level 2	Total

Securities

Assets:
Common Stock	$43,880,881	$—	$43,880,881
Corporate Debt	—	12,914,967	12,914,967
Agency, Asset- & Mortgage-Backed Securities	—	3,207,357	3,207,357
Loan Agreements	—	3,916,403	3,916,403
Foreign Debt	—	6,283,165	6,283,165
US Treasury Obligations	—	4,306,612	4,306,612
Limited Partnerships	1,012,052	—	1,012,052
Options Purchased	—	5,625	5,625
Short-Term Investments	3,343,525	—	3,343,525

Total Value of Securities	$48,236,458	$30,634,129	$78,870,587

Derivatives[1]

Assets:
Foreign Currency Exchange Contracts	$—	$2,997	$2,997

Liabilities:
Foreign Currency Exchange Contracts	$—	$(35,204)	$(35,204)
Futures Contracts	(35)	—	(35)

1Foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the period end.

During the year ended Oct. 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. International fair value pricing was not utilized at Oct. 31, 2019. The Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. During the year ended Oct. 31, 2019, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Oct. 31, 2019 and 2018 was as follows:

	Year ended
	10/31/19	10/31/18
Ordinary income	$1,310,788	$1,570,203
Long-term capital gains	—	2,503,305
Return of capital	—	325,852

Total	$1,310,788	$4,399,360

5. Components of Net Assets on a Tax Basis

As of Oct. 31, 2019, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$73,230,663
Undistributed ordinary income*	917,682
Undistributed long-term capital gains*	1,943,588
Unrealized appreciation of investments, foreign currencies and derivatives	2,105,879

Net assets	$78,197,812

* The undistributed earnings for the Fund are estimated pending final notification of the tax character of distributions received from investments in REITs.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, mark-to-market of foreign currency exchange contracts, and market discount and premium on debt instruments.

Notes to financial statements

Delaware Global Listed Real Assets Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to dividends and distributions and tax treatment of REIT adjustments. Results of operations and net assets were not affected by these reclassifications. For the year ended Oct. 31, 2019, the Fund recorded the following reclassifications:

Total distributable earnings (loss)	$ 21,674
Paid-in capital	(21,674)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At Oct. 31, 2019, the Fund utilized $5,465,315 of capital loss carryforwards.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	10/31/19	10/31/18
Shares sold:
Class A	170,099	759,265
Class C	31,736	38,919
Class R	72,342	132,450
Institutional Class	166,284	513,851
Class R6	9,911	115,352

Shares issued upon reinvestment of dividends and distributions:
Class A	71,100	220,247
Class C	3,864	30,186
Class R	6,542	24,369
Institutional Class	20,904	60,750
Class R6	8,817	53,948

	561,599	1,949,337

Shares redeemed:
Class A	(929,775)	(2,116,765)
Class C	(161,337)	(804,656)
Class R	(147,272)	(397,412)
Institutional Class	(470,694)	(805,093)
Class R6	(48,524)	(1,576,132)

	(1,757,602)	(5,700,058)

Net decrease	(1,196,003)	(3,750,721)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended Oct. 31, 2019 and 2018, the Fund had the following exchange transactions:

	Exchange Redemptions		Exchange Subscriptions

	Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value
Year ended 10/31/19	1,320	2,470	2,463	1,314	$44,663
Year ended 10/31/18	8,761	57,310	57,000	8,722	721,029

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The revolving line of credit available was reduced from $155,000,000 to $130,000,000 on Sept. 6, 2018. Under the agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expired on Nov. 5, 2018.

On Nov. 5, 2018, the Participants entered into an amendment to the agreement for a $190,000,000 revolving line of credit. The revolving line of credit available was increased to $220,000,000 on Nov. 29, 2018. The revolving line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 4, 2019.

The Fund had no amounts outstanding as of Oct. 31, 2019, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded

Notes to financial statements

Delaware Global Listed Real Assets Fund

8. Derivatives (continued)

equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Oct. 31, 2019, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Oct. 31, 2019, the Fund posted $2,487 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statement of assets and liabilities”.

During the year ended Oct. 31, 2019, the Fund entered into futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts – The Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. There were no transactions in options written during the year ended Oct. 31, 2019.

During the year ended Oct. 31, 2019, Fund entered into options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Fair values of derivative instruments as of Oct. 31, 2019 were as follows:

	Asset Derivatives Fair Value
Statement of Assets and Liabilities Location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$2,997	$—	$2,997
Options purchased, at value	—	5,625	5,625

Total	$2,997	$5,625	$8,622

	Liability Derivatives Fair Value

Statement of Assets and Liabilities Location	Currency Contracts
Unrealized depreciation on foreign currency exchange contracts	$35,204
Variation margin due to broker on futures contracts*	35

Total	$35,239

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through Oct. 31, 2019. Only current day variation margin is reported on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Global Listed Real Assets Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended Oct. 31, 2019 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Total
Currency contracts	$(170,025)	$724	$(169,301)

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Total
Currency contracts	$(32,207)	$(35)	$—	$(32,242)
Interest rate contracts	—	—	235	235

Total	$(32,207)	$(35)	$235	$(32,007)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Oct. 31, 2019:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	60,945	1,241,507
Futures contracts (average notional value)	8,138	10,030
Options contracts (average notional value)	26	—

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Oct. 31, 2019, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
The Bank of New York Mellon	$—	$(3)	$(3)
JPMorgan Chase Bank, National Association	2,997	(35,201)	(32,204)

Total	$2,997	$(35,204)	$(32,207)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
The Bank of New York Mellon	$(3)	—	—	—	—	(3)
JPMorgan Chase Bank, National Association	(32,204)	—	—	—	—	(32,204)

Total	$(32,207)	$—	$—	$—	$—	$(32,207)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of

Notes to financial statements

Delaware Global Listed Real Assets Fund

10. Securities Lending (continued)

supranational organizations; commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund’s cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

During the year ended Oct. 31, 2019, the Fund had no securities out on loan.

11. Credit and Market Risk

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. The Fund also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Fund will limit its investments in Real Estate Limited Partnerships to 5% of its total assets at the time of purchase.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased the Fund may pay

Notes to financial statements

Delaware Global Listed Real Assets Fund

11. Credit and Market Risk (continued)

an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In August 2018, the FASB issued an Accounting Standards Update (ASU), ASU 2018-13, which changes certain fair value measurement disclosure requirements. The ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. The ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

14. Subsequent Events

On Nov. 4, 2019, the Fund, along with the other Participants, entered into an amendment to the agreement for a $250,000,000 revolving line of credit to be used as described in Note 7 and to be operated in substantially the same manner as the agreement described in Note 7. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the agreement expires on Nov. 2, 2020.

Management has determined that no other material events or transactions occurred subsequent to Oct. 31, 2019, that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Pooled® Trust and Shareholders of Delaware Global Listed Real Assets Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Global Listed Real Assets Fund (one of the series constituting Delaware Pooled® Trust, referred to hereafter as the “Fund”) as of October 31, 2019, the related statement of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 20, 2019

We have served as the auditor of one or more investment companies in Delaware Funds® by Macquarie since 2010.

Other Fund information (Unaudited)

Delaware Global Listed Real Assets Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Oct. 31, 2019, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualified Dividends[1]	2.51%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on the Fund’s ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Oct. 31, 2019, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified income is 8.63%. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

For the fiscal year ended Oct. 31, 2019, certain interest income paid by the Fund, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004 and by the Tax Relief Unemployment Insurance Reauthorization and Job Creations Act of 2010 and as extended by the American Taxpayer Relief Act of 2012. For the year ended Oct. 31, 2019, the Fund has reported maximum distributions of Qualified Short-Term Capital Gains of $1,453,085.

Board consideration of Sub-Advisory Agreement for Delaware Global Listed Real Assets Fund at a Meeting held May 21-23, 2019

At a meeting held on May 21-23, 2019, the Board of Trustees (the “Board”) of Delaware Global Listed Real Assets Fund (the “Fund”), including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”).

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations, and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the

Other Fund information (Unaudited)

Delaware Global Listed Real Assets Fund

Board consideration of Sub-Advisory Agreement for Delaware Global Listed Real Assets Fund at a Meeting held May 21-23, 2019 (continued)

experience of their key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

Nature, quality, and extent of services. The Board considered the nature, quality, and extent of services that MIMAK would provide as a sub-advisor to the Fund. The Trustees considered the investment process to be employed by MIMAK in connection with DMC’s collaboration with MIMAK in managing the Fund, and the qualifications and experience of MIMAK’s GLRA team with regard to implementing the Fund’s investment mandate. The Board considered MIMAK’s organization, personnel, and operations. The Trustees also considered Management’s review and recommendation process with respect to MIMAK, and Management’s favorable assessment as to the nature, quality, and extent of the sub-advisory services expected to be provided by MIMAK to the Fund. Based on its consideration and review of the foregoing factors, the Board concluded that the nature, quality, and extent of the sub-advisory services to be provided by MIMAK, as well as MIMAK’s ability to render such services based on its experience, organization and resources, were appropriate for the Fund, in light of the Fund’s investment objective, strategies, and policies.

Fees and costs. The Board considered that DMC would pay sub-advisory fees to MIMAK out of its own management fee. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between the advisor and sub-advisor, the proposed fee arrangement was understandable and reasonable. The Board also compared the management fee and expense ratio for Delaware REIT Fund before the conversion with those metrics as estimated by Management after the conversion (including waivers Management proposes to implement as described in its memorandum to the Board).

Investment performance. The Board evaluated and found satisfactory the investment performance information provided relating to the strategies managed by the portfolio management team, which are similar to the Fund’s proposed strategy.

Economies of scale and fall-out benefits. The Board considered whether the proposed fee arrangement would reflect economies of scale for the benefit of Fund investors as assets in the Fund increased, as applicable. The Board also considered that DMC and its affiliates may benefit by leveraging the global resources of its affiliates.

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Global Listed Real Assets Fund

At a meeting held on Aug. 21-22, 2019 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory and Sub-Advisory Agreements for Delaware Global Listed Real Assets Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment

Management Agreement with Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) and the Sub-Advisory Agreements with Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”), included materials provided by DMC and its affiliates (collectively, “Macquarie Investment Management”), and MIMGL and MFMHKL, concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, materials were provided to the Trustees in May 2019, including reports provided by Broadridge Financial Solutions (“Broadridge”). The Broadridge reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Broadridge reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s investment advisory and sub-advisory agreements, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees and also received assistance and advice from an experienced and knowledgeable independent fund consultant, JDL Consultants, LLC (“JDL”). Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of services. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Funds® by Macquarie (“Delaware Funds”); and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of DMC and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of certain favorable industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenses while maintaining service levels committed to Fund matters. The Board also noted the benefits provided to Fund shareholders through (a) each shareholder’s ability to: (i) exchange an investment in one Delaware Fund for the same class of shares in another Delaware Fund without a sales charge, or (ii) reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Funds, and (b) the privilege to combine holdings in other Delaware Funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Nature, extent, and quality of services. The Board considered the services provided by MIMGL and MFMHKL to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the

Other Fund information (Unaudited)

Delaware Global Listed Real Assets Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Global Listed Real Assets Fund (continued)

Board considered reports furnished to it throughout the year at regular Board Meetings covering matters such as relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; the compliance of MIMGL and MFMHKL personnel with its Code of Ethics and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of MIMGL and MFMHKL and the emphasis placed on research in the investment process. The Board was satisfied with the nature, extent, and quality of the overall services provided by MIMGL and MFMHKL.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board considered performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Broadridge reports furnished for the Annual Meeting. The Broadridge reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Broadridge (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended Jan. 31, 2019. The Board’s objective is that the Fund’s performance for the 1-, 3-, and 5-year periods be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional real estate funds as selected by Broadridge. The Broadridge report comparison showed that the Fund’s total return for the 1-year period was in the third quartile of its Performance Universe. The report further showed that the Fund’s total return for the 3-, 5-, and 10-year periods was in the fourth quartile of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the performance attribution included in the meeting materials and the recent repositioning of the Fund as a global real assets fund, as well as the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board believed that Management was taking action to improve Fund performance so as to meet the Board’s performance objective.

Comparative expenses. The Board considered expense data for the Delaware Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and total expense ratios of a group of similar funds as selected by Broadridge (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Broadridge total expenses, for comparative consistency, were shown by Broadridge for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board’s objective is for the Fund’s total expense ratio to be competitive with those of the peer funds within its Expense Group.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second lowest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board gave favorable consideration to the Fund’s management fee but noted that the Fund’s total expenses were not in line with the Board’s objective. In evaluating the total expenses, the Board considered fee waivers in place through August 2020 and various initiatives implemented by Management, such as the negotiation of lower fees for fund accounting, fund accounting oversight and custody services, which had created an opportunity for a further reduction in expenses. The Board was satisfied with Management’s efforts to improve the Fund’s total expense ratio and to bring it in line with the Board’s objective.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Funds as a whole. Specific attention was given to the methodology used by DMC in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to Fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. As part of its work, the Board also reviewed a report prepared by JDL regarding MIMBT profitability as compared to certain peer fund complexes and the Independent Trustees discussed with JDL personnel regarding DMC’s profitability in such context. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Management profitability. Trustees were also given available information on profits being realized by MIMGL and MFMHKL in relation to the services being provided to the Fund and in relation to MIMGL’s and MFMHKL’s overall investment advisory business, but believed such information to be of limited relevance because the sub-advisory fees are paid by DMC out of its management fee, and changes in the level of sub-advisory fees have no impact on Fund expenses. The Board was also provided information on potential fall-out benefits derived or to be derived by MIMGL and MFMHKL in connection with their relationship to the Fund, such as reputational enhancement, soft dollar arrangements, or commissions paid to affiliated broker/dealers, as applicable.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the Fund’s advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is

Other Fund information (Unaudited)

Delaware Global Listed Real Assets Fund

Board consideration of Investment Advisory and Sub-Advisory agreements for Delaware Global Listed Real Assets Fund (continued)

reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. Although, as of March 31, 2019, the Fund had not reached a size at which it could take advantage of any breakpoints in the applicable fee schedule, the Board recognized that the fee was structured so that, if the Fund increases sufficiently in size, then economies of scale may be shared.

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Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	President and
2005 Market Street	Chief Executive Officer,	Chief Executive Officer
Philadelphia, PA 19103	and Trustee	since August 2015
February 1970
Trustee since
September 2015
Independent Trustees
Thomas L. Bennett	Chair and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chair since
March 2015

Jerome D. Abernathy	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
July 1959

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

[1]	Shawn K. Lytle is considered to bean “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Macquarie	95	Trustee — UBS
Investment Management[2]		Relationship Funds,
(June 2015–Present)		SMA Relationship
Trust, and UBS Funds
Regional Head of		(May 2010–April 2015)
Americas — UBS Global
Asset Management
(April 2010–May 2015)

Private Investor	95	None
(March 2004–Present)

Managing Member,	95	None
Stonebrook Capital
Management, LLC (financial
technology: macro factors
and databases)
(January 1993–Present)

Chief Executive Officer,	95	Director —
Private Wealth Management		Banco Santander International
(2011–2013) and		(October 2016–Present)
Market Manager,
New Jersey Private		Director —
Bank (2005–2011) —		Santander Bank, N.A.
J.P. Morgan Chase & Co.		(December 2016–Present)

[2]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	95	Director and Audit Committee
(April 2011–Present)		Member — Hercules
		Technology Growth
		Capital, Inc.
		(July 2004–July 2014)

President —	95	Director; Compensation
Drexel University		Committee and
(August 2010–Present)		Governance Committee
		Member — Community
President —		Health Systems
Franklin & Marshall College		(May 2004–present)
(July 2002–June 2010)
		Director — Drexel
		Morgan & Co.
		(2015–present)

		Director and Audit Committee
		Member — vTv
		Therapeutics Inc.
		(2017–present)

		Director and Audit Committee
		Member — FS Credit Real
		Estate Income Trust, Inc.
		(2018–present)

Private Investor	95	None
(2004–Present)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	95	Trust Manager and
(January 2017–Present)		Audit Committee
Chair — Camden
Chief Executive Officer —		Property Trust
Banco Itaú		(August 2011–Present)
International
(April 2012–December 2016)		Director; Audit
Committee Member —
Executive Advisor to Dean		Carrizo Oil & Gas, Inc.
(August 2011–March 2012)		(March 2018–Present)
and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	95	Director — HSBC North
(2010–April 2013) —		America Holdings Inc.
PNC Financial		(December 2013–Present)
Services Group
Director — HSBC USA Inc.
(July 2014–Present)

Director —
HSBC Bank USA,
National Association
(July 2014–March 2017)

Director — HSBC
Finance Corporation
(December 2013–April 2018)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Christianna Wood	Trustee	Since January 2019
2005 Market Street
Philadelphia, PA 19103
August 1959

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Chief Executive Officer	95	Director; Finance Committee
and President —		and Audit Committee
Gore Creek		Member — H&R
Capital, Ltd.		Block Corporation
(August 2009–Present)		(July 2008–Present)

Director; Chair of Investments
Committee and Audit
Committee Member —
Grange Insurance
(2013–Present)

Trustee; Chair of
Nominating and Governance
Committee and Audit
Committee Member —
The Merger Fund
(2013–Present),
The Merger Fund VL
(2013-Present),
WCM Alternatives:
Event-Driven Fund
(2013–Present),
and WCM Alternatives:
Credit Event Fund
(December 2017–Present)

Director; Chair of
Governance Committee
and Audit Committee
Member — International
Securities Exchange
(2010–2016)

Board of trustees / directors and officers addendum

Delaware Funds® by Macquarie

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

Officers
David F. Connor	Senior Vice President,	Senior Vice President since
2005 Market Street	General Counsel,	May 2013; General
Philadelphia, PA 19103	and Secretary	Counsel since May 2015;
December 1963		Secretary since
October 2005

Daniel V. Geatens	Vice President	Vice President and
2005 Market Street	and Treasurer	Treasurer since October 2007
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Senior Vice President and
2005 Market Street	and Chief Financial Officer	Chief Financial Officer
Philadelphia, PA 19103		since November 2006
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	95	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009–2017)

David F. Connor has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Daniel V. Geatens has served	95	None[3]
in various capacities at
different times at
Macquarie Investment
Management.
Richard Salus has served	95	None[3]
in various capacities
at different times at
Macquarie Investment
Management.

[3]

David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Funds ®

by Macquarie

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Funds

by Macquarie

Private Investor

Rosemont, PA

Jerome D. Abernathy

Managing Member

Stonebrook Capital

Management, LLC

Jersey City, NJ

Ann D. Borowiec

Former Chief Executive

Officer

Private Wealth Management

J.P. Morgan Chase & Co.

New York, NY

Joseph W. Chow

Former Executive Vice

President

State Street Corporation

Boston, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY Frances A. Sevilla-Sacasa Former Chief Executive Officer Banco Itaú International Miami, FL	Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Christianna Wood

Chief Executive Officer

and President

Gore Creek Capital, Ltd.
Golden, CO

Janet L. Yeomans

Former Vice President and
Treasurer

3M Company

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Funds by Macquarie Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Funds by Macquarie Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Funds by Macquarie Philadelphia, PA

This annual report is for the information of Delaware Global Listed Real Assets Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q or Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature. The Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds® by Macquarie Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

John A. Fry
Lucinda S. Landreth
Thomas K. Whitford
Christianna Wood

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $237,130 for the fiscal year ended October 31, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $232,490 for the fiscal year ended October 31, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $909,000 for the registrant’s fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $41,230 for the fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $43,052 for the fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2018.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended October 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended October 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds® by Macquarie.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $9,955,000 and $11,748,000 for the registrant’s fiscal years ended October 31, 2019 and October 31, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE POOLED® TRUST

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	January 3, 2020

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	January 3, 2020